FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-261764-04

August 6, 2024

BENCHMARK 2024-V9

Mortgage Trust

Free Writing Prospectus

Structural and Collateral Term Sheet

$892,116,230

(Approximate Mortgage Pool Balance)

$812,896,000

(Approximate Offered Certificates)

GS Mortgage Securities Corporation II Depositor

Commercial Mortgage Pass-Through Certificates
Series 2024-V9

Goldman Sachs Mortgage Company Citi Real Estate Funding Inc. 3650 Real Estate Investment Trust 2 LLC Barclays Capital Real Estate Inc. Bank of Montreal German American Capital Corporation

As Sponsors and Mortgage Loan Sellers

Goldman Sachs & Co. LLC	Barclays	BMO Capital Markets	Deutsche Bank Securities	Citigroup

 Co-Lead Managers and Joint Bookrunners

Academy Securities	CastleOak Securities, L.P.

Co-Managers

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Barclays Capital Inc., BMO Capital Markets Corp., Deutsche Bank Securities Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Barclays Capital Inc., BMO Capital Markets Corp., Deutsche Bank Securities Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) the fact that there is no representation being made that these materials are accurate or complete and that these materials may not be updated or (3) these materials possibly being confidential, are, in each case, not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

The securities offered by this structural and collateral term sheet (this “Term Sheet”) are described in greater detail in the preliminary prospectus included as part of our Registration Statement (SEC File No. 333-261764) (the “Preliminary Prospectus”) anticipated to be dated August 6, 2024. The Preliminary Prospectus contains material information that is not contained in this Term Sheet (including without limitation a detailed discussion of risks associated with an investment in the offered securities under the heading “Risk Factors” in the Preliminary Prospectus). The Preliminary Prospectus is available upon request from Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Barclays Capital Inc., BMO Capital Markets Corp., Deutsche Bank Securities Inc., Academy Securities, Inc. or CastleOak Securities, L.P. Capitalized terms used but not otherwise defined in this Term Sheet have the respective meanings assigned to those terms in the Preliminary Prospectus. This Term Sheet is subject to change.

The Securities May Not Be a Suitable Investment for You

The securities offered by this Term Sheet are not suitable investments for all investors. In particular, you should not purchase any class of securities unless you understand and are able to bear the prepayment, credit, liquidity and market risks associated with that class of securities. For those reasons and for the reasons set forth under the heading “Risk Factors” in the Preliminary Prospectus, the yield to maturity and the aggregate amount and timing of distributions on the offered securities are subject to material variability from period to period and give rise to the potential for significant loss over the life of those securities. The interaction of these factors and their effects are impossible to predict and are likely to change from time to time. As a result, an investment in the offered securities involves substantial risks and uncertainties and should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the securities. Potential investors are advised and encouraged to review the Preliminary Prospectus in full and to consult with their legal, tax, accounting and other advisors prior to making any investment in the offered securities described in this Term Sheet.

This Term Sheet is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this Term Sheet may not pertain to any securities that will actually be sold. The information contained in this Term Sheet may be based on assumptions regarding market conditions and other matters as reflected in this Term Sheet. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this Term Sheet should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this Term Sheet may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this Term Sheet or derivatives thereof (including options). Information contained in this Term Sheet is current as of the date appearing on this Term Sheet only. Information in this Term Sheet regarding the securities and the mortgage loans backing any securities discussed in this Term Sheet supersedes all prior information regarding such securities and mortgage loans. None of Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Barclays Capital Inc., BMO Capital Markets Corp., Deutsche Bank Securities Inc., Academy Securities, Inc. or CastleOak Securities, L.P. provides accounting, tax or legal advice.

The issuing entity will be relying upon an exclusion or exemption from the definition of “investment company” under the Investment Company Act of 1940, as amended (the “Investment Company Act”), contained in Section 3(c)(5) of the Investment Company Act or Rule 3a-7 under the Investment Company Act, although there may be additional exclusions or exemptions available to the issuing entity. The issuing entity is being structured so as not to constitute a “covered fund” for purposes of the Volcker Rule under the Dodd-Frank Act (both as defined in “Risk Factors—General Risk Factors—Legal and Regulatory Provisions Affecting Investors Could Adversely Affect the Liquidity of the Offered Certificates” in the Preliminary Prospectus).  See also “Legal Investment” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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CERTIFICATE SUMMARY
CERTIFICATE SUMMARY OFFERED CERTIFICATES
Offered Class	Expected Ratings (Moody’s / Fitch / KBRA)(1)	Approximate Initial Certificate Balance or Notional Amount(2)		Approximate Initial Credit Support(3)	Initial Pass-Through Rate	Pass-Through Rate Description	Wtd. Avg. Life (Yrs)(4)	Principal Window(4)
Class A-1	Aaa(sf) / AAAsf / AAA(sf)	$1,595,000		30.000%	[ ]%	(5)	2.47	09/24 – 04/29
Class A-2	Aaa(sf) / AAAsf / AAA(sf)	(6)		30.000%	[ ]%	(5)	(6)	(6)
Class A-3	Aaa(sf) / AAAsf / AAA(sf)	(6)		30.000%	[ ]%	(5)	(6)	(6)
Class X-A	NR / AAAsf / AAA(sf)	$722,614,000	(7)	N/A	[ ]%	Variable IO(8)	N/A	N/A
Class X-B	NR / A-sf / AAA(sf)	$75,828,000	(7)	N/A	[ ]%	Variable IO(8)	N/A	N/A
Class X-D(9)	NR / BBBsf / BBB+(sf)	$14,454,000	(7)	N/A	[ ]%	Variable IO(8)	N/A	N/A
Class A-S	NR / AAAsf / AAA(sf)	$98,133,000		19.000%	[ ]%	(5)	4.96	08/29 – 08/29
Class B	NR / AA-sf / AA-(sf)	$43,490,000		14.125%	[ ]%	(5)	4.96	08/29 – 08/29
Class C	NR / A-sf / A-(sf)	$32,338,000		10.500%	[ ]%	(5)	4.96	08/29 – 08/29
Class D(9)	NR / BBBsf / BBB+(sf)	$14,454,000		8.880%	[ ]%	(5)	4.96	08/29 – 08/29

NON-OFFERED CERTIFICATES
Non-Offered Class	Expected Ratings (Moody’s / Fitch / KBRA)(1)	Approximate Initial Certificate Balance or Notional Amount(2)		Approximate Initial Credit Support(3)	Initial Pass-Through Rate	Pass-Through Rate Description	Wtd. Avg. Life (Yrs)(4)	Principal Window(4)
Class E-RR(9)	NR / BBB-sf / BBB(sf)	$13,424,000		7.375%	[ ]%	(5)	4.96	08/29 – 08/29
Class F-RR(9)	NR / BB-sf / BB(sf)	$17,844,000		5.375%	[ ]%	(5)	4.96	08/29 – 08/29
Class G-RR(9)	NR / B-sf / B+(sf)	$10,037,000		4.250%	[ ]%	(5)	4.96	08/29 – 08/29
Class J-RR(9)	NR / NR / NR	$37,915,230		0.000%	[ ]%	(5)	5.32	08/29 – 05/32
Class R(10)	N/A	N/A		N/A	N/A	N/A	N/A	N/A

(1)	It is a condition of issuance that the offered certificates and certain classes of non-offered certificates receive the ratings set forth above. The anticipated ratings of the certificates shown are those of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) and Kroll Bond Rating Agency, LLC (“KBRA” and, together with Moody’s and Fitch, the “Rating Agencies”). Subject to the discussion under “Ratings” in the Preliminary Prospectus, the ratings on the certificates address the likelihood of the timely receipt by holders of all payments of interest to which they are entitled on each distribution date and, except in the case of the interest only certificates, the ultimate receipt by holders of all payments of principal to which they are entitled on or before the applicable rated final distribution date. Certain nationally recognized statistical rating organizations, as defined in Section 3(a)(62) of the Securities Exchange Act of 1934, as amended, that were not hired by the depositor may use information they receive pursuant to Rule 17g-5 under the Securities Exchange Act of 1934, as amended, or otherwise to rate the offered certificates. We cannot assure you as to what ratings a non-hired nationally recognized statistical rating organization would assign. See “Risk Factors—Other Risks Relating to the Certificates—Nationally Recognized Statistical Rating Organizations May Assign Different Ratings to the Certificates; Ratings of the Certificates Reflect Only the Views of the Applicable Rating Agencies as of the Dates Such Ratings Were Issued; Ratings May Affect ERISA Eligibility; Ratings May Be Downgraded” in the Preliminary Prospectus. The Rating Agencies have informed us that the “sf” designation in their ratings represents an identifier of structured finance product ratings. For additional information about this identifier, prospective investors can go to the related Rating Agency’s website. The depositor and the underwriters have not verified, do not adopt and do not accept responsibility for any statements made by the related Rating Agencies on those websites. Credit ratings referenced throughout this Term Sheet are forward-looking opinions about credit risk and express a rating agency’s opinion about the willingness and ability of an issuer of securities to meet its financial obligations in full and on time. Ratings are not indications of investment merit and are not buy, sell or hold recommendations, a measure of asset value or an indication of the suitability of an investment.
(2)	Approximate, subject to a variance of plus or minus 5%. The notional amount of each class of the Class X-A, Class X-B and Class X-D certificates (collectively the “Class X certificates”) is subject to change depending upon the final pricing of the Class A-1, Class A-2, Class A-3, Class A-S, Class B, Class C, Class D, Class E-RR, Class F-RR, Class G-RR and Class J-RR certificates (collectively, the “principal balance certificates”) as follows: (1) if as a result of such pricing the pass-through rate of any class of principal balance certificates whose certificate balance comprises such notional amount is equal to the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), the certificate balance of such class of principal balance certificates may not be part of, and reduce accordingly, such notional amount of the related Class X certificates (or, if as a result of such pricing the pass-through rate of the related Class X certificates is equal to zero, such Class X certificates may not be issued on the closing date), and/or (2) if as a result of such pricing the pass-through rate of any class of principal balance certificates that does not comprise such notional amount of the related Class X certificates is less than the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), such class of principal balance certificates may become a part of, and increase accordingly, such notional amount of the related Class X certificates.
(3)	The initial credit support percentages set forth for the certificates are approximate and, for the Class A-1, Class A-2 and Class A-3 certificates, are represented in the aggregate.
(4)	The weighted average life and period during which distributions of principal would be received as set forth in the foregoing table with respect to each class of certificates having a certificate balance are based on the assumptions set forth under “Yield, Prepayment and Maturity Considerations—Weighted Average Life” in the Preliminary Prospectus and on the assumptions that there are no prepayments, modifications or losses in respect of the mortgage loans or whole loans and that there are no extensions or forbearances of maturity dates of the mortgage loans or whole loans.
(5)	For each distribution date, the pass-through rates of each class of principal balance certificates will generally be a per annum rate equal to one of (i) a fixed rate, (ii) the weighted average of the net mortgage interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which the related distribution date occurs (the “WAC Rate”), (iii) the lesser of a specified pass-through rate and the WAC Rate, or (iv) the WAC Rate less a specified percentage.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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CERTIFICATE SUMMARY (continued)
(6)	The exact initial certificate balances of the Class A-2 and Class A-3 certificates are unknown and will be determined based on the final pricing of those classes of certificates. However, the respective initial certificate balance, weighted average life and principal window of the Class A-2 and Class A-3 certificates are expected to be within the applicable ranges reflected in the following chart. The initial aggregate certificate balance of the Class A-2 and Class A-3 certificates is expected to be approximately $622,886,000, subject to a variance of plus or minus 5%.
Class of Certificates	Expected Range of Initial Certificate Balance	Expected Range of Wtd. Avg. Life (Yrs)	Expected Range of Principal Window
Class A-2	$0 – $250,000,000	NAP – 4.86	NAP / 04/29 – 07/29
Class A-3	$372,886,000 – $622,886,000	4.93 – 4.90	07/29 – 08/29 / 04/29 – 08/29
(7)	The Class X certificates will not have certificate balances and will not be entitled to receive distributions of principal. Interest will accrue on each class of the Class X certificates at its respective pass-through rate based upon its respective notional amount. The notional amount of each class of the Class X certificates will be equal to the aggregate certificate balances of the related classes of certificates (the “related Class X class”) indicated below.

Class	Related Class X Class(es)
Class X-A	Class A-1, Class A-2, Class A-3 and Class A-S certificates
Class X-B	Class B and Class C certificates
Class X-D	Class D certificates

(8)	The pass-through rate of each class of the Class X certificates for any distribution date will equal the excess, if any, of (i) the WAC Rate, over (ii) the pass-through rate (or the weighted average of the pass-through rates, if applicable) of the related Class X classes for that distribution date, as described in the Preliminary Prospectus.
(9)	The initial certificate balance of each of the Class E-RR, Class F-RR, Class G-RR and Class J-RR certificates, and the initial certificate balance of the Class D certificates and, therefore, the initial notional amount of the Class X-D certificates, is subject to change based on final pricing of all certificates and the final determination of the amounts of the Class E-RR, Class F-RR, Class G-RR and Class J-RR certificates (collectively, the “HRR Certificates”) that will be retained as described under “Credit Risk Retention” in the Preliminary Prospectus to satisfy the U.S. risk retention requirements of 3650 Real Estate Investment Trust 2 LLC, as retaining sponsor. For more information regarding the methodology and key inputs and assumptions used to determine the sizing of the HRR Certificates, see “Credit Risk Retention” in the Preliminary Prospectus.
(10)	The Class R certificates will not have a certificate balance, notional amount, pass-through rate, rating or rated final distribution date. The Class R certificates will represent the residual interests in each of two separate real estate mortgage investment conduits (each, a “REMIC”), as further described in the Preliminary Prospectus. The Class R certificates will not be entitled to distributions of principal or interest.

The Class E-RR, Class F-RR, Class G-RR, Class J-RR and Class R certificates are not offered by this Term Sheet. Any information in this Term Sheet concerning such non-offered certificates is presented solely to enhance your understanding of the offered certificates.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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KEY FEATURES OF THE CERTIFICATES
Mortgage Pool Characteristics(1)
Initial Pool Balance(2)	$892,116,230
Number of Mortgage Loans	32
Number of Mortgaged Properties	74
Average Cut-off Date Mortgage Loan Balance	$27,878,632
Weighted Average Mortgage Interest Rate	6.71961%
Weighted Average Remaining Term to Maturity Date (months)	60
Weighted Average Remaining Amortization Term (months)	360
Weighted Average Cut-off Date LTV Ratio(3)	58.6%
Weighted Average Maturity Date LTV Ratio(4)	58.5%
Weighted Average Underwritten NCF Debt Service Coverage Ratio	1.65x
Weighted Average Debt Yield on Underwritten NOI	11.8%
% of Mortgage Loans with Mezzanine Debt	3.7%
% of Mortgage Loans with Subordinate Debt	0.0%
% of Mortgage Loans with Preferred Equity	0.0%
% of Mortgage Loans with Single Tenants(5)	1.3%

(1)	With respect to four mortgage loans, representing approximately 15.9% of the initial pool balance, with one or more related pari passu companion loan(s) as set forth in the “Whole Loan Summary” table below, the loan-to-value ratio, debt service coverage ratio, debt yield and balance per SF, rooms or unit calculations presented in this Term Sheet include the related pari passu companion loan(s) unless otherwise indicated. Other than as specifically noted, the loan-to-value ratio, debt service coverage ratio, debt yield and mortgage loan rate information for each mortgage loan is presented in this Term Sheet without regard to any other indebtedness (whether or not secured by the related mortgaged property, ownership interests in the related borrower or otherwise) that currently exists or that may be incurred by the related borrower or its owners in the future, in order to present statistics for the related mortgage loan without combination with the other indebtedness.
(2)	Subject to a variance of plus or minus 5%.
(3)	Unless otherwise indicated, the Cut-off Date LTV Ratio is calculated utilizing the “as-is” appraised value (which in certain cases may reflect a portfolio premium valuation). With respect to two mortgage loans (3.7% of the initial pool balance) the respective Cut-off Date LTV Ratio was calculated based upon a valuation other than an “as-is” value of each related mortgaged property. The weighted average Cut-off Date LTV Ratio for the mortgage pool without making any adjustments is 58.8%. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus for a description of Cut-off Date LTV Ratio.
(4)	Unless otherwise indicated, the Maturity Date LTV Ratio is calculated utilizing the “as-is” appraised value. With respect to two mortgage loans (3.7% of the initial pool balance) the respective Maturity Date LTV Ratios were calculated using a valuation other than an “as-is” value of each related mortgaged property. The weighted average Maturity Date LTV Ratio for the mortgage pool without making such adjustments is 58.6%. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus for a description of Maturity Date LTV Ratio.
(5)	Excludes mortgage loans that are secured by multiple properties with multiple tenants.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

5

KEY FEATURES OF THE CERTIFICATES (continued)
Co-Lead Managers and Joint Bookrunners:	Goldman Sachs & Co. LLC Citigroup Global Markets Inc. Barclays Capital Inc. BMO Capital Markets Corp. Deutsche Bank Securities Inc.
Co-Managers:	Academy Securities, Inc. CastleOak Securities, L.P.
Depositor:	GS Mortgage Securities Corporation II
Initial Pool Balance:	$892,116,230
Master Servicer:	Midland Loan Services, a Division of PNC Bank, National Association
Special Servicer:	3650 REIT Loan Servicing LLC
Certificate Administrator:	Computershare Trust Company, National Association
Trustee:	Computershare Trust Company, National Association
Operating Advisor:	Park Bridge Lender Services LLC
Asset Representations Reviewer:	Park Bridge Lender Services LLC
U.S. Credit Risk Retention:

For a discussion of the manner by which 3650 Real Estate Investment Trust 2 LLC, as retaining sponsor, intends to satisfy the credit risk requirements of the Credit Risk Retention Rules, see “Credit Risk Retention” in the Preliminary Prospectus.

Pricing:	Week of August 12, 2024
Closing Date:	August 29, 2024
Cut-off Date:

For each mortgage loan, the related due date for such mortgage loan in August 2024 (or, in the case of any mortgage loan that has its first due date after August 2024, the date that would have been its due date in August 2024 under the terms of that mortgage loan if a monthly payment were scheduled to be due in that month).

Determination Date:	The 11th day of each month or next business day, commencing in September 2024
Distribution Date:	The 4th business day after the Determination Date, commencing in September 2024
Interest Accrual:	Preceding calendar month
ERISA Eligible:	The offered certificates are expected to be ERISA eligible
SMMEA Eligible:	No
Payment Structure:	Sequential Pay
Day Count:	30/360
Tax Structure:	REMIC
Rated Final Distribution Date:	August 2057
Cleanup Call:	1.0%
Minimum Denominations:

$10,000 minimum for the offered certificates (except with respect to the Class X-A, Class X-B and Class X-D certificates: $1,000,000 minimum); integral multiples of $1 thereafter for all the offered certificates

Delivery:	Book-entry through DTC
Bond Information:	Cash flows are expected to be modeled by TREPP, INTEX and BLOOMBERG

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

6

COLLATERAL OVERVIEW
■	$892,116,230 (Approximate) New-Issue Multi-Borrower CMBS:
—	Overview: The mortgage pool consists of 32 fixed-rate commercial mortgage loans that have an aggregate Cut-off Date Balance of $892,116,230 (the “Initial Pool Balance”), have an average mortgage loan Cut-off Date Balance of $27,878,632 and are secured by 74 mortgaged properties located throughout 26 states
—	LTV: 58.6% weighted average Cut-off Date LTV Ratio
—	DSCR: 1.65x weighted average Underwritten NCF Debt Service Coverage Ratio
—	Debt Yield: 11.8% weighted average Debt Yield on Underwritten NOI
—	Credit Support: 30.000% credit support to Class A-1 / A-2 / A-3
■	Loan Structural Features:
—	Amortization: 3.7% of the mortgage loans by Initial Pool Balance have scheduled amortization as follows:
-	3.7% of the mortgage loans by Initial Pool Balance have scheduled amortization for the entire term with a balloon payment due at maturity
—	Hard Lockboxes: 46.0% of the mortgage loans by Initial Pool Balance have a Hard Lockbox in place
—	Cash Traps: 93.3% of the mortgage loans by Initial Pool Balance have cash traps triggered by certain declines in cash flow, all at levels equal to or greater than a 1.05x DSCR and 6.5% Debt Yield on Underwritten NOI, that fund an excess cash flow reserve
—	Reserves: The mortgage loans require amounts to be escrowed for reserves as follows:
-	Real Estate Taxes: 30 mortgage loans representing 87.2% of the Initial Pool Balance
-	Insurance: 20 mortgage loans representing 45.8% of the Initial Pool Balance
-	Replacement Reserves: 29 mortgage loans representing 84.6% of the Initial Pool Balance
-	Tenant Improvements / Leasing Commissions: 12 mortgage loans representing 92.8% of the portion of the Initial Pool Balance that is secured by retail, office, mixed use and industrial properties only
—	Predominantly Defeasance: 87.0% of the mortgage loans by Initial Pool Balance permit defeasance after an initial lockout period
■	Multiple-Asset Types > 5.0% of the Initial Pool Balance:
—	Retail: 25.1% of the mortgaged properties by allocated Initial Pool Balance are retail properties (10.5% are anchored retail properties)
—	Multifamily: 23.9% of the mortgaged properties by allocated Initial Pool Balance are multifamily properties
—	Mixed Use: 12.6% of the mortgaged properties by allocated Initial Pool Balance are mixed use properties
—	Industrial: 11.9% of the mortgaged properties by allocated Initial Pool Balance are industrial properties
—	Hospitality: 8.7% of the mortgaged properties by allocated Initial Pool Balance are hospitality properties
—	Manufactured Housing: 7.6% of the mortgaged properties by allocated Initial Pool Balance are manufactured housing properties
—	Office: 7.4% of the mortgaged properties by allocated Initial Pool Balance are office properties

■	Geographic Diversity: The mortgaged properties are located throughout 26 states with two states having greater than 10.0% of the allocated Initial Pool Balance: New York (15.7%) and Texas (15.5%)

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

7

COLLATERAL OVERVIEW (continued)

Mortgage Loans by Mortgage Loan Seller

Mortgage Loan Seller	Mortgage Loans	Mortgaged Properties	Aggregate Cut-off Date Balance	% of Initial Pool Balance
Goldman Sachs Mortgage Company	3	3	$136,850,000	15.3%
Citi Real Estate Funding Inc.	7	46	246,800,000	27.7
3650 Real Estate Investment Trust 2 LLC	7	8	201,700,000	22.6
Barclays Capital Real Estate Inc.	8	9	181,096,230	20.3
Bank of Montreal	5	5	69,170,000	7.8
German American Capital Corporation	2	3	56,500,000	6.3
Total	32	74	$892,116,230	100.0%

Ten Largest Mortgage Loans

Mortgage Loan Name	Cut-off Date Balance	% of Initial Pool Balance	Property Type	Property Size SF/Units/ Rooms	Loan Purpose	UW NCF DSCR	UW NOI Debt Yield	Cut-off Date LTV Ratio
Stonebriar Centre	$89,000,000	9.98%	Retail	1,096,880	Refinance	2.30x	16.8%	42.1%
Churchill Portfolio	85,000,000	9.5	Various	7,254	Refinance	1.82x	10.8%	51.1%
Memphis and Chicago Industrial Portfolio	75,000,000	8.4	Various	2,977,028	Refinance	1.55x	11.2%	55.8%
Quantico Corporate Center	57,000,000	6.4	Office	409,134	Refinance	1.86x	14.2%	60.6%
NYC Multifamily Portfolio	50,500,000	5.7	Mixed Use	146	Refinance	1.36x	8.7%	59.6%
Oasis Plaza	45,000,000	5.0	Mixed Use	430,156	Refinance	1.36x	9.8%	64.3%
The Meadows and the Hills of Lehigh Valley	44,500,000	5.0	Multifamily	348	Refinance	1.30x	8.5%	70.0%
Towne Center at Webster	43,000,000	4.8	Retail	365,760	Refinance	1.27x	10.0%	66.7%
48 West	33,000,000	3.7	Multifamily	920	Refinance	1.49x	11.3%	59.2%
Liberties Walk	33,000,000	3.7	Multifamily	88	Refinance	1.53x	9.4%	60.3%
Top 10 Total / Wtd. Avg.	$555,000,000	62.2%				1.66x	11.6%	56.9%
Remaining Total / Wtd. Avg.	337,116,230	37.8				1.63x	12.2%	61.6%
Total / Wtd. Avg.	$892,116,230	100.0%				1.65x	11.8%	58.6%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

8

COLLATERAL OVERVIEW (continued)

Whole Loan Summary

Mortgage Loan Name	Mortgage Loan Cut-off Date Balance	% of Initial Pool Balance	Number of Pari Passu Companion Loans(1)	Aggregate Pari Passu Companion Loan Cut-off Date Balance(1)	Aggregate Subordinate Companion Loan Cut-off Date Balance(1)	Whole Loan Cut-off Date Balance	Controlling Pooling/Trust & Servicing Agreement (“Controlling PSA”)	Master Servicer	Special Servicer
Stonebriar Centre	$89,000,000	9.98%	6	$166,000,000	NAP	$255,000,000	Benchmark 2023-V9	Midland	3650 REIT
Baybrook Mall	$25,000,000	2.8%	10	$195,000,000	NAP	$220,000,000	(2)	Midland(2)	3650 REIT(2)
Columbus Business Park	$23,200,000	2.6%	2	$38,800,000	NAP	$62,000,000	Benchmark 2023-V9	Midland	3650 REIT
500 Delaware	$5,000,000	0.6%	6	$80,000,000	NAP	$85,000,000	3650R 2022-PF2	Midland	3650 REIT

(1)	Each companion loan is pari passu in right of payment to its related mortgage loan.
(2)	In the case of the Baybrook Mall mortgage loan, until the securitization of the related controlling pari passu companion loan, the related mortgage loan (and therefore the related whole loan) will be serviced and administered pursuant to the pooling and servicing agreement for the Benchmark 2024-V9 securitization transaction by the parties thereto. Upon the securitization of the related controlling pari-passu companion loan, servicing of the related mortgage loan (and therefore the related whole loan) will shift to the servicers under the servicing agreement with respect to such future securitization transaction, which servicing agreement will become the Controlling Pooling/Trust & Servicing Agreement.

Mortgage Loans with Existing Mezzanine Debt

Mortgage Loan Name	Mortgage Loan Cut-off Date Balance	Mezzanine Debt Cut-off Date Balance	Total Debt Cut-off Date Balance(1)	Wtd. Avg. Cut-off Date Total Debt Interest Rate(1)(2)	Cut-off Date Mortgage Loan LTV Ratio(3)	Cut-off Date Total Debt LTV Ratio(1)	Cut-off Date Mortgage Loan UW NCF DSCR(3)	Cut-off Date Total Debt UW NCF DSCR(1)
Liberties Walk	$33,000,000	$9,200,000	$42,200,000	6.65403%	60.3%	77.1%	1.53x	1.08x

(1)	Calculated including the mezzanine debt and any related pari passu companion loan (and any related subordinate companion loan).
(2)	The total debt interest rate for Liberties Walk to full precision is 6.65402843601896%.
(3)	Calculated including any related pari passu companion loan (but without regard to any subordinate companion loan or mezzanine debt).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

9

COLLATERAL OVERVIEW (continued)

Previously Securitized Mortgaged Properties(1)

Mortgaged Property Name	City	State	Property Type	Cut-off Date Balance / Allocated Cut-off Date Balance	% of Initial Pool Balance	Previous Securitization
Rapid City Regency	Rapid City	South Dakota	Manufactured Housing	$8,480,000	1.0%	COMM 2014-UBS6
Durango Regency	Durango	Colorado	Manufactured Housing	$7,430,000	0.8%	COMM 2014-UBS6
Canby Regency	Canby	Oregon	Manufactured Housing	$6,130,000	0.7%	COMM 2014-UBS6
Savannah Regency	Savannah	Georgia	Manufactured Housing	$5,570,000	0.6%	COMM 2014-UBS6
Douglasville Regency	Douglasville	Georgia	Manufactured Housing	$5,490,000	0.6%	COMM 2014-UBS6
Saint Marys Regency	Saint Marys	Georgia	Manufactured Housing	$5,280,000	0.6%	COMM 2014-UBS6
San Marcos Regency	San Marcos	Texas	Manufactured Housing	$4,840,000	0.5%	COMM 2014-UBS6
Rock Springs Regency	Rock Springs	Wyoming	Manufactured Housing	$4,700,000	0.5%	COMM 2014-UBS6
Oxford Regency	Oxford	Maine	Manufactured Housing	$3,970,000	0.4%	COMM 2014-UBS6
Detroit	Detroit	Michigan	Self Storage	$3,430,000	0.4%	COMM 2014-UBS6
Alpine Regency	Columbia	South Carolina	Manufactured Housing	$3,220,000	0.4%	COMM 2014-UBS6
Dickson Regency	Dickson	Tennessee	Manufactured Housing	$2,970,000	0.3%	COMM 2014-UBS6
Baytown	Baytown	Texas	Self Storage	$2,350,000	0.3%	COMM 2014-UBS6
Mora Regency	Mora	Minnesota	Manufactured Housing	$2,030,000	0.2%	COMM 2014-UBS6
Beaumont	Beaumont	Texas	Self Storage	$2,000,000	0.2%	COMM 2014-UBS6
Waveland	Waveland	Mississippi	Self Storage	$1,800,000	0.2%	COMM 2014-UBS6
Montgomery Regency	Montgomery	Alabama	Manufactured Housing	$1,790,000	0.2%	COMM 2014-UBS6
Hwy 49	Gulfport	Mississippi	Self Storage	$1,770,000	0.2%	COMM 2014-UBS6
San Juan	San Juan	Texas	Self Storage	$1,500,000	0.2%	COMM 2014-UBS6
Sioux City Regency	Sioux City	Iowa	Manufactured Housing	$1,430,000	0.2%	COMM 2014-UBS6
Iowa City Regency	Iowa City	Iowa	Manufactured Housing	$1,370,000	0.2%	COMM 2014-UBS6
Pass Rd.	Gulfport	Mississippi	Self Storage	$1,370,000	0.2%	COMM 2014-UBS6
Willmar West Regency	Willmar	Minnesota	Manufactured Housing	$1,200,000	0.1%	COMM 2014-UBS6
Semmes	Semmes, Wilmer	Alabama	Self Storage	$1,170,000	0.1%	COMM 2014-UBS6
Eagle Lake Regency	Eagle Lake	Minnesota	Manufactured Housing	$1,120,000	0.1%	COMM 2014-UBS6
Memphis	Memphis	Tennessee	Self Storage	$1,020,000	0.1%	COMM 2014-UBS6
Evansville	Evansville	Indiana	Self Storage	$1,000,000	0.1%	COMM 2014-UBS6
Old Town Regency	Old Town	Maine	Manufactured Housing	$470,000	0.1%	COMM 2014-UBS6
Gautier	Gautier	Mississippi	Self Storage	$100,000	0.0%	COMM 2014-UBS6
Keystone Office Park	Carmel	Indiana	Office	$4,000,000	0.4%	MSBAM 2014-C18
155 East 55th Street	New York	New York	Mixed Use	$32,200,000	3.6%	PFP 2021-8
210 East 58th Street	New York	New York	Mixed Use	$18,300,000	2.1%	PFP 2021-8
Liberties Walk	Philadelphia	Pennsylvania	Multifamily	$33,000,000	3.7%	FSRIA 2022-FL4
The Plaza at Milford	Milford	Delaware	Retail	$28,500,000	3.2%	UBSCM 2017-C1
Union Point Apartments	Tulsa	Oklahoma	Multifamily	$25,000,000	2.8%	CSAIL 2015-C4
Eastern Shore Centre	Spanish Fort	Alabama	Retail	$22,500,000	2.5%	WBCMT 2006-C26
Centric on 34th	Gainesville	Florida	Multifamily	$17,900,000	2.0%	VMC 2019-FL3, RSO 2017-CRE5
Telegraph Budget Storage	Brownstown Charter	Michigan	Self Storage	$3,700,000	0.4%	WFCM 2019-C49

(1)	The table above includes mortgaged properties securing mortgage loans for which the most recent prior financing of all or a significant portion of each such mortgaged property was included in a securitization. Information under “Previous Securitization” represents the most recent such securitization with respect to each of those mortgaged properties. The information in the above table is based solely on information provided by the related borrower or obtained through searches of a third-party database, and has not otherwise been confirmed by the related mortgage loan seller.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

10

COLLATERAL OVERVIEW (continued)

Property Types

Property Type / Detail	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance(1)	Wtd. Avg. Underwritten NCF DSCR(2)		Wtd. Avg. Cut-off Date LTV Ratio(2)	Wtd. Avg. Debt Yield on Underwritten NOI(2)
Retail	7	$223,639,000	25.1%	1.81	x	55.5%	13.7%
Super Regional Mall	2	114,000,000	12.8	2.17		45.1	16.1
Anchored	3	94,000,000	10.5	1.45		66.8	11.4
Unanchored	2	15,639,000	1.8	1.32		62.1	9.8
Multifamily	12	$213,333,000	23.9%	1.40	x	65.1%	9.5%
Garden	8	164,250,000	18.4	1.38		67.4	9.1
Student Housing	1	33,000,000	3.7	1.49		59.2	11.3
Low Rise	1	9,500,000	1.1	1.31		49.5	10.8
Mid Rise	2	6,583,000	0.7	1.35		61.2	9.9
Mixed Use	8	$112,678,000	12.6%	1.36	x	61.7%	9.3%
Industrial/Office/Retail/Self Storage	1	45,000,000	5.0	1.36		64.3	9.8
Multifamily/Retail	5	32,917,000	3.7	1.36		60.3	9.2
Multifamily/Office/Retail	1	32,200,000	3.6	1.36		59.6	8.7
Retail/Office	1	2,561,000	0.3	1.35		61.2	9.9
Industrial	6	$106,200,000	11.9%	1.63	x	53.0%	11.9%
Warehouse/Distribution	4	76,200,000	8.5	1.67		51.7	12.4
Warehouse	2	30,000,000	3.4	1.53		56.3	10.8
Hospitality	6	$77,566,230	8.7%	2.00	x	59.0%	16.3%
Limited Service	6	77,566,230	8.7	2.00		59.0	16.3
Manufactured Housing	18	$67,490,000	7.6%	1.82	x	51.1%	10.8%
Manufactured Housing	18	67,490,000	7.6	1.82		51.1	10.8
Office	3	$66,000,000	7.4%	1.85	x	60.8%	13.7%
Suburban	2	61,000,000	6.8	1.84		60.3	14.0
CBD	1	5,000,000	0.6	2.03		67.6	10.2
Self Storage	14	$25,210,000	2.8%	1.71	x	55.8%	10.4%
Self Storage	14	25,210,000	2.8	1.71		55.8	10.4
Total / Wtd. Avg.	74	$892,116,230	100.0%	1.65	x	58.6%	11.8%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(2)	Weighted average based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

11

COLLATERAL OVERVIEW (continued)

Geographic Distribution

Property Location	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance(1)	Aggregate Appraised Value(2)	% of Total Appraised Value	Underwritten NOI(2)	% of Total Underwritten NOI
New York	13	$140,000,000	15.7%	$226,350,000	9.0%	$13,270,925	7.6%
Texas	7	138,690,000	15.5	1,034,404,260	41.2	75,781,495	43.5
Pennsylvania	3	77,500,000	8.7	118,300,000	4.7	6,861,756	3.9
Virginia	1	57,000,000	6.4	94,000,000	3.7	8,102,506	4.6
South Carolina	5	52,190,000	5.9	87,510,000	3.5	8,106,227	4.7
Georgia	5	50,086,230	5.6	83,500,000	3.3	5,316,127	3.0
Nevada	1	45,000,000	5.0	70,000,000	2.8	4,424,841	2.5
Michigan	5	44,130,000	4.9	73,380,000	2.9	4,772,427	2.7
Tennessee	4	35,490,000	4.0	68,170,000	2.7	3,847,905	2.2
Delaware	2	33,500,000	3.8	168,700,000	6.7	11,464,518	6.6
Florida	2	27,300,000	3.1	40,200,000	1.6	2,463,356	1.4
Alabama	3	25,460,000	2.9	38,640,000	1.5	3,879,720	2.2
Oklahoma	1	25,000,000	2.8	34,900,000	1.4	2,392,881	1.4
Ohio	1	23,200,000	2.6	147,000,000	5.9	9,300,303	5.3
Illinois	1	23,000,000	2.6	41,900,000	1.7	2,488,976	1.4
Mississippi	5	21,540,000	2.4	34,070,000	1.4	2,237,234	1.3
North Carolina	1	20,200,000	2.3	38,500,000	1.5	3,631,563	2.1
Louisiana	1	9,500,000	1.1	19,200,000	0.8	1,028,323	0.6
South Dakota	1	8,480,000	1.0	13,900,000	0.6	878,514	0.5
Colorado	1	7,430,000	0.8	14,700,000	0.6	755,520	0.4
Oregon	1	6,130,000	0.7	11,900,000	0.5	613,063	0.4
Indiana	2	5,000,000	0.6	8,180,000	0.3	800,865	0.5
Wyoming	1	4,700,000	0.5	9,400,000	0.4	492,314	0.3
Maine	2	4,440,000	0.5	10,530,000	0.4	504,048	0.3
Minnesota	3	4,350,000	0.5	10,200,000	0.4	556,277	0.3
Iowa	2	2,800,000	0.3	12,000,000	0.5	344,364	0.2
Total	74	$892,116,230	100.0%	$2,509,534,260	100.0%	$174,316,046	100.0%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(2)	Aggregate Appraised Values and Underwritten NOI reflect the aggregate values without any reduction for the pari passu companion loan(s).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

12

COLLATERAL OVERVIEW (continued)

Distribution of Cut-off Date Balances
Range of Cut-off Date Balances ($)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
3,700,000 - 19,999,999	14	$137,366,230	15.4%
20,000,000 - 29,999,999	7	169,750,000	19.0
30,000,000 - 49,999,999	6	228,500,000	25.6
50,000,000 - 79,999,999	3	182,500,000	20.5
80,000,000 - 89,000,000	2	174,000,000	19.5
Total	32	$892,116,230	100.0%

Distribution of Underwritten NCF DSCRs(1)
Range of UW NCF DSCR (x)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
1.26 - 1.40	12	$311,850,000	35.0%
1.41 - 1.60	7	200,396,230	22.5
1.61 – 2.00	9	253,550,000	28.4
2.01 - 2.30	4	126,320,000	14.2
Total	32	$892,116,230	100.0%

(1)	See footnote (1) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Amortization Types(1)(2)
Amortization Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	30	$858,720,000	96.3%
Amortizing (30 Years)	2	33,396,230	3.7
Total	32	$892,116,230	100.0%

(1)	All of the mortgage loans will have balloon payments at maturity date.
(2)	See footnote (1) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Lockboxes
Lockbox Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Hard	11	$410,600,000	46.0%
Springing	18	378,166,230	42.4
Soft	1	45,000,000	5.0
Hard (Commercial); Soft (Residential)	1	33,000,000	3.7
None	1	25,350,000	2.8
Total	32	$892,116,230	100.0%

Distribution of Cut-off Date LTV Ratios(1)
Range of Cut-off Date LTV (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
42.1 - 50.0	3	$121,700,000	13.6%
50.1 - 60.0	10	338,070,000	37.9
60.1 - 65.0	9	219,550,000	24.6
65.1 - 70.0	7	155,896,230	17.5
70.1 - 74.4	3	56,900,000	6.4
Total	32	$892,116,230	100.0%

(1)	See footnotes (1) and (3) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Maturity Date LTV Ratios(1)
Range of Maturity Date LTV (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
42.1 - 50.0	3	$121,700,000	13.6%
50.1 - 60.0	10	338,070,000	37.9
60.1 - 65.0	9	219,550,000	24.6
65.1 - 70.0	7	155,896,230	17.5
70.1 - 74.4	3	56,900,000	6.4
Total	32	$892,116,230	100.0%

(1)	See footnotes (1) and (4) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Loan Purpose
Loan Purpose	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Refinance	27	$828,170,000	92.8%
Acquisition	5	63,946,230	7.2
Total	32	$892,116,230	100.0%

Distribution of Mortgage Interest Rates
Range of Mortgage Interest Rates (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
4.840 - 6.000	3	$123,000,000	13.8%
6.001 - 6.500	6	155,900,000	17.5
6.501 - 7.000	8	279,550,000	31.3
7.001 - 7.500	13	315,770,000	35.4
7.501 - 8.000	2	17,896,230	2.0
Total	32	$892,116,230	100.0%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

13

COLLATERAL OVERVIEW (continued)

Distribution of Debt Yield on Underwritten NOI(1)
Range of Debt Yields on Underwritten NOI (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
8.5 - 9.0	6	$146,450,000	16.4%
9.1 - 10.0	8	227,900,000	25.5
10.1 - 12.0	7	223,500,000	25.1
12.1 - 16.0	8	172,946,230	19.4
16.1 - 18.0	3	121,320,000	13.6
Total	32	$892,116,230	100.0%

(1)	See footnote (1) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Debt Yield on Underwritten NCF(1)
Range of Debt Yields on Underwritten NCF (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
8.3 - 9.0	6	$146,450,000	16.4%
9.1 - 10.0	10	244,900,000	27.5
10.1 - 12.0	5	206,500,000	23.1
12.1 - 15.0	9	185,066,230	20.7
15.1 - 16.3	2	109,200,000	12.2
Total	32	$892,116,230	100.0%

(1)	See footnote (1) to the table entitled “Mortgage Pool Characteristics” above.

Mortgage Loans with Original Partial Interest Only Periods
Original Partial Interest Only Period (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
None

Distribution of Original Terms to Maturity Date (1)(2)
Original Term to Maturity Date (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
60	31	$887,116,230	99.4%
120	1	5,000,000	0.6
Total	32	$892,116,230	100.0%

(1)	All of the mortgage loans will have balloon payments at maturity date.
(2)	See footnote (1) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Remaining Terms to Maturity Date (1)(2)
Range of Remaining Terms to Maturity Date (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
57 – 59	11	$405,296,230	45.4%
60	20	481,820,000	54.0
93	1	5,000,000	0.6
Total	32	$892,116,230	100.0%

(1)	All of the mortgage loans will have balloon payments at maturity date.
(2)	See footnote (1) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Original Amortization Terms(1)
Original Amortization Term (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	30	$858,720,000	96.3%
360	2	33,396,230	3.7
Total	32	$892,116,230	100.0%

(1)	All of the mortgage loans will have balloon payments at maturity.

Distribution of Remaining Amortization Terms(1)
Range of Remaining Amortization Terms (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	30	$858,720,000	96.3%
359-360	2	33,396,230	3.7
Total	32	$892,116,230	100.0%

(1)	All of the mortgage loans will have balloon payments at maturity.

Distribution of Prepayment Provisions
Prepayment Provision	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Defeasance	28	$776,016,230	87.0%
Yield Maintenance or Defeasance	3	106,700,000	12.0
Yield Maintenance	1	9,400,000	1.1
Total	32	$892,116,230	100.0%

Distribution of Escrow Types
Escrow Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Replacement Reserves(1)	29	$754,916,230	84.6%
Real Estate Tax	30	$778,116,230	87.2%
TI/LC(2)	12	$478,100,000	92.8%
Insurance	20	$408,916,230	45.8%

(1)	Includes mortgage loans with FF&E reserves.
(2)	Percentage of total retail, office, mixed use and industrial properties only.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

14

STRUCTURAL OVERVIEW (continued)
Distributions	On each Distribution Date, funds available for distribution to holders of the certificates, net of any yield maintenance charges and prepayment premiums, will be distributed in the following amounts and order of priority:
1.	Class A-1, Class A-2 and Class A-3, Class X-A, Class X-B and Class X-D certificates, in respect of interest, up to an amount equal to, and pro rata in accordance with, the interest entitlements for those classes.
2.	Class A-1, Class A-2 and Class A-3 certificates: to the extent of funds available for distribution of principal, in reduction of the then-outstanding certificate balances of those classes, in the following priority:
(i) to the Class A-1 certificates until their certificate balance is reduced to zero, then (ii) to the Class A-2 certificates until their certificate balance is reduced to zero, all remaining funds available for distribution of principal to the principal balance certificates after the distributions to Class A-1 in clause (i) above and then (iii) to the Class A-3 certificates until their certificate balance is reduced to zero, all remaining funds available for distribution of principal to the principal balance certificates after the distributions to Class A-2 in clause (ii) above.
However, if the certificate balances of each class of principal balance certificates other than the Class A-1, Class A-2 and Class A-3 certificates have been reduced to zero as a result of the allocation of mortgage loan losses to those principal balance certificates, funds available for distributions of principal to the principal balance certificates will be distributed to the Class A-1, Class A-2 and Class A-3 certificates, pro rata, based on their respective certificate balances.
3.	Class A-1, Class A-2 and Class A-3 certificates: first, (i) up to an amount equal to, and pro rata based upon, the aggregate unreimbursed realized losses previously allocated to each such class, then (ii) interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.
4.	Class A-S certificates: (i) first, to interest on the Class A-S certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-2, and Class A-3 certificates), to principal on the Class A-S certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class A-S certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.
5.	Class B certificates: (i) first, to interest on the Class B certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-3 and Class A-S certificates), to principal on the Class B certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class B certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.
6.	Class C certificates: (i) first, to interest on the Class C certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-S and Class B certificates), to principal on the Class C certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class C certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

15

STRUCTURAL OVERVIEW (continued)

Distributions

(continued)

7.	Class D certificates: (i) first, to interest on the Class D certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-2 and Class A-3, Class A-S, Class B and Class C certificates), to principal on the Class D certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class D certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.
8.	Class E-RR certificates: (i) first, to interest on the Class E-RR certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-2 and Class A-3, Class A-S, Class B, Class C and Class D certificates), to principal on the Class E-RR certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class E-RR certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.
9.	Class F-RR certificates: (i) first, to interest on the Class F-RR certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-2 and Class A-3, Class A-S, Class B, Class C, Class D and Class E-RR certificates), to principal on the Class F-RR certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class F-RR certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.
10.	Class G-RR certificates: (i) first, to interest on the Class G-RR certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-2 and Class A-3, Class A-S, Class B, Class C, Class D, Class E-RR and Class F-RR certificates), to principal on the Class G-RR certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class G-RR certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.
11.	Class J-RR certificates: (i) first, to interest on the Class J-RR certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-2 and Class A-3, Class A-S, Class B, Class C, Class D, Class E-RR, Class F-RR and Class G-RR certificates), to principal on the Class J-RR certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class J-RR certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.
Realized Losses	The certificate balances of the principal balance certificates will each be reduced without distribution on any Distribution Date as a write off to the extent of any loss realized on the mortgage loans allocated to each class of principal balance certificates on such Distribution Date. On each Distribution Date, any such loss realized on the mortgage loans will be applied to the principal balance certificates in the following order, in each case until the related certificate balance is reduced to zero: first, to the Class J-RR certificates, then to the Class G-RR certificates; then, to the Class F-RR certificates; then, to the Class E-RR certificates; then, to the Class D certificates; then, to the Class C certificates; then, to the Class B certificates; then, to the Class A-S certificates, and, finally pro rata, to the Class A-1, Class A-2 and Class A-3 certificates, based on their then-current respective certificate balances.
The notional amount of each class of Class X certificates will be reduced to reflect reductions in the certificate balances of the related Class X certificates resulting from allocations of losses realized on the mortgage loans.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

16

STRUCTURAL OVERVIEW (continued)

Prepayment Premiums

and Yield Maintenance

Charges	On each Distribution Date, any yield maintenance charge collected on the mortgage loans during the applicable one-month period ending on the related Determination Date is required to be distributed as follows: (1) first such yield maintenance charge will be allocated, pro rata, between (i) the group (the “YM Group A”) of the Class A-1, Class A-2, Class A-3, Class X-A and Class A-S certificates, (ii) the group (the “YM Group B”) of the Class X-B, Class B and Class C certificates, (iii) the group (the "YM Group D") of the Class X-D and Class D certificates and (iv) the group (collectively with the YM Group A, the YM Group B and the YM Group D, the "YM Groups") of the Class E-RR certificates based upon the aggregate amount of principal distributed to the classes of principal balance certificates in each YM Group on such Distribution Date, and (2) then the portion of such yield maintenance charge allocated to each YM Group will be further allocated as among the respective classes of certificates in such YM Group in the following manner: (A) each class of principal balance certificates in such YM Group will entitle the applicable certificateholders to receive on the applicable Distribution Date that portion of such yield maintenance charge in an amount equal to the product of (x) a fraction whose numerator is the amount of principal distributed to such class of principal balance certificates on such Distribution Date and whose denominator is the total amount of principal distributed to all of the principal balance certificates in that YM Group on such Distribution Date, (y) the Base Interest Fraction for the related principal prepayment and such class of certificates, and (z) the aggregate amount of such yield maintenance charge allocated to such YM Group and (B) the portion of such yield maintenance charge allocated to such YM Group remaining after such distributions to the applicable class(es) of principal balance certificates, will be distributed to the class of Class X certificates in such YM Group. If there is more than one class of principal balance certificates in either YM Group entitled to distributions of principal on any particular Distribution Date on which yield maintenance charges are distributable to such classes of certificates, the aggregate amount of such yield maintenance charges will be allocated among all such classes of principal balance certificates up to, and on a pro rata basis in accordance with, their respective entitlements in those yield maintenance charges in accordance with the second sentence of this paragraph.
No prepayment premiums or yield maintenance charges will be distributed to holders of the Class R certificates. Instead, after the notional amounts of the Class X-A, Class X-B and Class X-D certificates and the certificate balances of the Class A-1, Class A-2, Class A-3, Class A-S, Class B, Class C, Class D and Class E-RR certificates have been reduced to zero, all prepayment premiums and yield maintenance charges with respect to mortgage loans allocated to the certificateholders will be distributed by the certificate administrator pro rata to holders of the Class F-RR, Class G-RR and Class J-RR certificates (based on their respective Certificate Balances). For a description of prepayment premiums and yield maintenance charges required on the mortgage loans, see Annex A-1 to the Preliminary Prospectus. See also “Certain Legal Aspects of Mortgage Loans” in the Preliminary Prospectus. Prepayment premiums and yield maintenance charges will be distributed on any Distribution Date only to the extent they are received in respect of the mortgage loans as of the related Determination Date. See also “Description of the Certificates—Allocation of Yield Maintenance Charges and Prepayment Premiums” in the Preliminary Prospectus.
The “Base Interest Fraction” with respect to any principal prepayment on any mortgage loan and with respect to any class of Class A-1, Class A-2, Class A-3, Class A-S, Class B, Class C, Class D and Class E-RR certificates is a fraction (a) whose numerator is the amount, if any, by which (i) the pass-through rate on such class of certificates exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment and (b) whose denominator is the amount, if any, by which (i) the mortgage loan rate on such mortgage loan exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment; provided, however, that under no circumstances will the Base Interest Fraction be greater than one. If such discount rate is greater than or equal to the lesser of (x) the mortgage loan rate on the prepaid mortgage loan and (y) the pass-through rate described in the preceding sentence, then the Base Interest Fraction will equal zero; provided that if such discount rate is greater than or equal to the mortgage loan rate on such mortgage loan, but less than the pass-through rate described in the preceding sentence, the Base Interest Fraction will be one.
If a prepayment premium is imposed in connection with a prepayment rather than a yield maintenance charge, then the prepayment premium so collected will be allocated as described above. For this purpose, the discount rate used to calculate the Base Interest Fraction will be the discount rate used to determine the yield maintenance charge for mortgage loans that require payment at the greater of a yield maintenance charge or a minimum amount equal to a fixed percentage of the principal balance of the mortgage loan or, for mortgage loans that only have a prepayment premium based on a fixed percentage of the principal balance of the mortgage loan, such other discount rate as may be specified in the related loan documents.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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STRUCTURAL OVERVIEW (continued)
Non-Serviced Loans	The 500 Delaware mortgage loan is referred to in this Term Sheet as a “non-serviced loan”. The Baybrook Mall mortgage loan (the “servicing shift mortgage loan”) will become a “non-serviced loan” upon the securitization of the related controlling companion loan. The non-serviced loan and related companion loans are being, or are expected to be, serviced and administered in accordance with, and all decisions, consents, waivers, approvals and other actions on the part of the holders of the non-serviced loan and the related companion loans will be, or are expected to be, effected in accordance with, the related Controlling PSA set forth under the “Whole Loan Summary” table above and the related co-lender agreement. Consequently, the servicing provisions set forth in this Term Sheet will generally not be applicable to the non-serviced loan, but instead such servicing and administration of the non-serviced loan will be governed by the related Controlling PSA and the related co-lender agreements. The Controlling PSA provides for servicing in a manner acceptable for rated transactions similar in nature to this securitization. The non-serviced loan is discussed further under “—Whole Loans” below.
Advances	The master servicer and, if it fails to do so, the trustee, will be obligated to make P&I advances with respect to each mortgage loan, and, with respect to each serviced mortgage loan and serviced whole loan, servicing advances, including paying delinquent property taxes, condominium assessments, insurance premiums and ground lease rents, but only to the extent that those advances are not deemed non-recoverable from collections on the related serviced mortgage loan or serviced whole loan, as applicable, and, in the case of P&I advances, subject to reduction in connection with any appraisal reduction amounts that may occur. Notwithstanding the foregoing, servicing advances for the non-serviced loan will be made by the parties of, and pursuant to, the applicable Controlling PSA (as discussed under “—Whole Loans” below).
A “serviced mortgage loan” is any mortgage loan other than a non-serviced mortgage loan.

Appraisal Reduction

Amounts	An appraisal reduction amount generally will be created with respect to a required appraisal loan (which is a serviced mortgage loan or serviced whole loan as to which certain defaults, modifications or insolvency events have occurred (as further described in the Preliminary Prospectus)) in the amount, if any, by which the principal balance of such required appraisal loan, plus other amounts overdue or advanced in connection with such required appraisal loan, exceeds 90% of the appraised value of the related mortgaged property plus certain escrows and reserves (including letters of credit) held with respect to such required appraisal loan. In general, any appraisal reduction amount calculated with respect to a whole loan will be allocated, first, to any related subordinate companion loan, up to its outstanding principal balance, and then, to the related mortgage loan and pari passu companion loan(s) on a pro rata basis in accordance with their respective outstanding principal balances. In the case of any non-serviced loan, any appraisal reduction amounts will be calculated pursuant to, and by a party to, the related Controlling PSA (as discussed under “—Whole Loans” below). As a result of an appraisal reduction amount being calculated for and/or allocated to a given mortgage loan, the interest portion of any P&I advance for such mortgage loan will be reduced, which will have the effect of reducing the amount of interest available to the most subordinate class of certificates (exclusive of the Class R certificates) then-outstanding (i.e., first to the Class J-RR certificates, then to the Class G-RR certificates, then to the Class F-RR certificates, then to the Class E-RR certificates, then to the Class D certificates, then to the Class C certificates, then to the Class B certificates, then to the Class A-S certificates, and then, pro rata based on interest entitlements, to the Class A-1, Class A-2, Class A-3, Class X-A, Class X-B and Class X-D certificates). In general, a mortgage loan (or whole loan, if applicable) serviced under the pooling and servicing agreement for this transaction will cease to be a required appraisal loan, and no longer be subject to an appraisal reduction amount, when the same has ceased to be a specially serviced loan (if applicable), has been brought current for at least three consecutive months and no other circumstances exist that would cause such mortgage loan (or whole loan, if applicable) to be a required appraisal loan.
At any time an appraisal is ordered with respect to a property that would result in an appraisal reduction amount with respect to a serviced mortgage loan or serviced whole loan, if applicable, that would result in a change in the controlling class, certain certificateholders will have a right to request a new appraisal as described in the Preliminary Prospectus.
Age of Appraisals	Appraisals (which can be an update of a prior appraisal) ordered under the pooling and servicing agreement for this transaction with respect to a mortgaged property are required to be no older than nine months for purposes of determining appraisal reductions (other than the annual re-appraisal), market value, and other calculations as described in the Preliminary Prospectus.
Sale of Defaulted Loans	There will be no “Fair Market Value Purchase Option”, instead defaulted loans will be sold in a process similar to the sale process for REO property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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STRUCTURAL OVERVIEW (continued)
Cleanup Call	On any distribution date on which the aggregate unpaid principal balance of the mortgage loans remaining in the issuing entity is less than 1% of the aggregate principal balance of the pool of mortgage loans as of the Cut-off Date, certain specified persons will have the option to purchase all of the remaining mortgage loans and all property or the issuing entity’s interest therein acquired through exercise of remedies in respect of any mortgage loan at the price specified in the Preliminary Prospectus. Exercise of the option will terminate the issuing entity and retire the then outstanding certificates.
If the aggregate certificate balances and notional amounts of all certificates senior to the Class F-RR certificates have been reduced to zero, if the master servicer has received the payment specified in the pooling and servicing agreement from the holder (or holders acting unanimously) of the remaining certificates, the issuing entity could also be terminated in connection with an exchange of all the then-outstanding certificates (excluding the Class R certificates) for the mortgage loans and each REO property remaining in the issuing entity.

Directing Holder /

Controlling Class

Representative	The “Directing Holder” will be:
(a) with respect to any mortgage loan (other than any non-serviced mortgage loan, the servicing shift mortgage loan and any mortgage loan for which the directing holder or controlling class representative is a borrower party) and any related serviced companion loan, the Controlling Class Representative; and
(b) with respect to the servicing shift mortgage loan, (i) until the securitization of the related controlling companion loan, the holder of the related controlling companion loan, and (ii) upon the securitization of the related controlling companion loan, the controlling class representative or other directing holder (or equivalent) under such securitization.
The “Controlling Class Representative” will be the controlling class certificateholder (or its representative) selected by more than 50% of the controlling class certificateholders (by certificate balance). The controlling class is the most subordinate class of the Class F-RR, Class G-RR and Class J-RR certificates then-outstanding that has an outstanding certificate balance as notionally reduced by any appraisal reduction amounts and collateral deficiency amounts allocated to such class, that is equal to or greater than 25% of the initial certificate balance of that class of certificates. See “The Pooling and Servicing Agreement—The Directing Holder” in the Preliminary Prospectus. No other class of certificates will be eligible to act as the controlling class or appoint a Controlling Class Representative.
On the Closing Date, 3650 Real Estate Investment Trust 2 LLC (or an affiliate thereof) will purchase the Class E-RR, Class F-RR ,Class G-RR and Class J-RR certificates and, on the Closing Date, is expected to be appointed as the initial Controlling Class Representative.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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STRUCTURAL OVERVIEW (continued)

Control/Consultation

Rights	The Directing Holder will have approval rights with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) for so long as no Control Termination Event exists. For so long as a Control Termination Event exists, but no Consultation Termination Event exists, the Directing Holder will have consultation rights with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts).
Generally, a “Control Termination Event” will occur with respect to any mortgage loan and any related serviced companion loan, in each case excluding the servicing shift mortgage loan (and any related companion loan), when the Class F-RR certificates have an outstanding certificate balance, as notionally reduced by any appraisal reduction amounts and collateral deficiency amounts allocated to such class, that is less than 25% of the initial certificate balance of that class of certificates.
So long as a Control Termination Event does not exist, the Directing Holder will be entitled to direct the special servicer to take, or refrain from taking, certain actions that would constitute major decisions with respect to a serviced mortgage loan and any related serviced companion loan, and will also have the right to notice and to consent to certain material actions that would constitute major decisions that the master servicer or the special servicer plan on taking with respect to a serviced mortgage loan and any related serviced companion loan, subject to the servicing standard and other restrictions as described in the Preliminary Prospectus.
Generally, a “Consultation Termination Event” will occur with respect to any mortgage loan and any related serviced companion loan, in each case excluding the servicing shift mortgage loan (and any related companion loan), when the Class F-RR certificates have an outstanding certificate balance, without regard to the application of any appraisal reductions amounts, that is less than 25% of the initial certificate balance of that class of certificates.
No Control Termination Event or Consultation Termination Event may occur with respect to the holder of the controlling companion loan related to the servicing shift mortgage loan and the terms Control Termination Event and Consultation Termination Event will not be applicable to such holder of the related controlling companion loan.
Notwithstanding the foregoing, with respect to the non-serviced whole loans, so long as a Consultation Termination Event does not exist, the issuing entity will have consultation rights with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) regarding the non-serviced whole loans and the Controlling Class Representative will be entitled to exercise such consultation rights pursuant to the terms of the related co-lender agreement, and as described under “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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STRUCTURAL OVERVIEW (continued)
Whole Loans	Each pari passu companion loan described below in this section “Whole Loans” is referred to in this Term Sheet as a “pari passu companion loan” and a “companion loan” and the subordinate companion loans (if any) described in this section “Whole Loans” is referred to in this Term Sheet as a “subordinate companion loan” and a “companion loan”. Each whole loan or companion loan below in this section “Whole Loans” is also referred to as a “serviced whole loan” or “serviced companion loan” at any time that the Controlling PSA is the Benchmark 2024-V9 pooling and servicing agreement (referred to as the “Benchmark 2024-V9 PSA” in this Term Sheet) and as a “non-serviced whole loan” or “non-serviced companion loan” at any time that the Controlling PSA is not the Benchmark 2024-V9 PSA. See “Whole Loan Summary” table above. Each mortgage loan and the related pari passu companion loans are pari passu in right of payment to each other to the extent described under “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus.
Stonebriar Centre	Note	Control	Original Balance	Note Holder
	A-1-1	Yes	$25,000,000	Benchmark 2024-V9
	A-1-2	No	20,000,000	BMO 2024-5C5
	A-1-3	No	16,000,000	GSMC
	A-1-4	No	40,000,000	Benchmark 2024-V9
	A-1-5	No	24,000,000	Benchmark 2024-V9
	A-2-1	No	30,000,000	SGFC
	A-2-2	No	20,000,000	BMO 2024-5C5
	A-2-3	No	15,000,000	SGFC
	A-3-1	No	65,000,000	BANK 2024-5YR8
Total			$255,000,000

Baybrook Mall	Note	Control	Original Balance	Note Holder
	A-1	Yes	$60,000,000	MS
	A-2	No	28,000,000	MS
	A-3	No	10,000,000	MS
	A-4	No	10,000,000	MS
	A-5	No	25,000,000	Benchmark 2024-V9
	A-6	No	18,000,000	Barclays or an affiliate
	A-7	No	8,000,000	Barclays or an affiliate
	A-8	No	5,000,000	Barclays or an affiliate
	A-9	No	30,000,000	SGFC
	A-10	No	16,000,000	SGFC
	A-11	No	10,000,000	SGFC
Total			$220,000,000

Columbus Business Park	Note	Control	Original Balance	Note Holder
	Note A-1	No	$24,800,000	JPMCB
	Note A-2-A	Yes	23,200,000	Benchmark 2024-V9
	Note A-2-B	No	14,000,000	Benchmark 2024-V7
Total			$62,000,000
500 Delaware	Note	Control	Original Balance	Note Holder
	Note A-1-1	No	$10,000,000	3650 or an affiliate
	Note A-1-2	No	10,000,000	3650 or an affiliate
	Note A-1-3	No	5,000,000	Benchmark 2024-V9
	Note A-2	Yes	20,000,000	3650R 2022-PF2
	Note A-3	No	15,000,000	BBCMS 2023-C21
	Note A-4	No	15,000,000	3650 or an affiliate
	Note A-5	No	10,000,000	3650 or an affiliate
Total			$85,000,000

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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STRUCTURAL OVERVIEW (continued)
Servicing Standard	Each of the serviced mortgage loans and serviced whole loans will be serviced by the master servicer and the special servicer pursuant to the terms of the Benchmark 2024-V9 PSA. In all circumstances, each of the master servicer and the special servicer is obligated to act in the best interests of the certificateholders (and, in the case of a serviced whole loan, the holder(s) of the related serviced companion loan(s)) as a collective whole as if such certificateholders (and, if applicable, such companion loan holder), constituted a single lender (taking into account the pari passu or subordinate nature of any related companion loan(s)). The special servicer is required to determine the effect on net present value of various courses of action (including workout or foreclosure) in accordance with the Mortgage Loan documents or, in the event the Mortgage Loan documents are silent, by using the Calculation Rate as the discount rate, and pursue the course of action that it determines would maximize recovery on a net present value basis.
“Calculation Rate” means:
(a)	for principal and interest payments on a mortgage loan or proceeds from the sale of a defaulted loan, the highest of (i) the rate determined by the master servicer or the special servicer, as applicable, that approximates the market rate that would be obtainable by borrowers on similar debt of the borrowers as of such date of determination, (ii) the mortgage loan rate and (iii) the yield on 10-year US treasuries; and
(b)	for all other cash flows, including property cash flow, the “discount rate” set forth in the most recent appraisal (or update of such appraisal) of the related mortgaged property.

Termination of

Special Servicer	Except as limited by certain conditions described in the Preliminary Prospectus and subject to the rights of the holder of any related Companion Loan under the related Co-Lender Agreement, prior to the occurrence and continuance of a Control Termination Event, the Directing Holder may replace the special servicer, with or without cause, at any time.
If at any time a Control Termination Event is continuing, the holders of the principal balance certificates may generally replace the special servicer without cause, as described in this paragraph. The holders of at least 25% of the voting rights of the principal balance certificates may request a vote to replace the special servicer (other than with respect to a non-serviced whole loan). The subsequent vote may result in the termination and replacement of the special servicer if, within 180 days of the initial request for that vote, the holders of principal balance certificates evidencing (a) at least 75% of a Quorum, or (b) more than 50% of the aggregate voting rights of each class of Non-Reduced Interests vote affirmatively to so replace the special servicer.
A “Quorum” means, in connection with any solicitation of votes in connection with the replacement of the special servicer described above or the asset representations reviewer described below, the holders of voting rights evidencing at least 75% of the aggregate voting rights (taking into account the application of realized losses and, other than with respect to the termination of the asset representations reviewer, the application of any appraisal reduction amounts to notionally reduce the certificate balance of the certificates) of all principal balance certificates on an aggregate basis.
If at any time the operating advisor determines, in its sole discretion exercised in good faith, that (1) the special servicer is not performing its duties as required under the pooling and servicing agreement or is otherwise not acting in accordance with the servicing standard, and (2) the replacement of the special servicer would be in the best interest of the certificateholders as a collective whole, the operating advisor will be have the right to recommend the replacement of the special servicer. The operating advisor’s recommendation to replace the special servicer must be confirmed within 180 days after the notice is posted to the certificate administrator’s website by an affirmative vote of holders of certificates representing at least a majority of the voting rights (taking into account the application of appraisal reduction amounts to notionally reduce the respective certificate balances) of all principal balance certificates whose holders voted on the matter; provided that holders of principal balance certificates that so voted on the matter (i) hold principal balance certificates representing at least 20% of the aggregate voting rights (taking into account the application of appraisal reduction amounts to notionally reduce the respective certificate balances) of all principal balance certificates on an aggregate basis and (ii) consist of at least three certificateholders or certificate owners that are not risk retention affiliated with each other.
If the special servicer obtains knowledge that it has become a “borrower party” (as described in the Preliminary Prospectus) with respect to a mortgage loan or whole loan, the special servicer will not be permitted to act as special servicer with respect to that mortgage loan or whole loan. Subject to certain limitations described in the Preliminary Prospectus, the applicable Directing Holder (so long as it is not itself a borrower party and so long as no Control Termination Event has occurred and is continuing) will be entitled to appoint a replacement special servicer for that mortgage loan or whole loan. If the Directing Holder is precluded from appointing a replacement special servicer, a replacement special servicer will be appointed in the manner specified in the Benchmark 2024-V9 PSA.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

22

STRUCTURAL OVERVIEW (continued)
Servicing Compensation	Modification Fees: With respect to the serviced mortgage loans and serviced companion loans certain fees resulting from modifications, extensions, amendments, waivers or other changes to the terms of the loan documents, as more fully described in the Preliminary Prospectus, will be used to offset expenses on the related serviced mortgage loan (i.e. reimburse the trust for certain expenses including unreimbursed advances and interest on unreimbursed advances previously incurred (other than special servicing fees, workout fees and liquidation fees) on the related serviced mortgage loan but not yet reimbursed to the trust or servicers) or to pay expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding, in each case unless as part of the written modification the related borrower is required to pay these amounts on a going forward basis or in the future. Any excess modification fees not so applied to offset expenses will be available as compensation to the master servicer and/or the special servicer. Within any prior 12 month period, all excess modification fees earned by the master servicer or by the special servicer (after taking into account the offset described below applied during such 12-month period) with respect to any serviced mortgage loan will be subject to a cap equal to the greater of (i) 1% of the outstanding principal balance of such mortgage loan after giving effect to such transaction and (ii) $25,000.
All excess modification fees earned by the special servicer will be required to offset any future workout fees or liquidation fees payable with respect to the related serviced mortgage loan or related REO property; provided that if the serviced mortgage loan ceases being a corrected loan, and is subject to a subsequent modification, any excess modification fees earned by the special servicer prior to such serviced mortgage loan ceasing to be a corrected loan will no longer be offset against future liquidation fees and workout fees unless such serviced mortgage loan ceased to be a corrected loan within 18 months of it becoming a modified mortgage loan (or modified whole loan, if applicable).
Penalty Fees: All late fees and default interest will first be used to reimburse certain expenses previously incurred with respect to the related serviced mortgage loan but not yet reimbursed to the trust, the master servicer or the special servicer or to pay certain expenses that are still outstanding on the related serviced mortgage loan, and any excess received with respect to a serviced mortgage loan will be paid to the master servicer (for penalty fees accrued while a non-specially serviced loan) and the special servicer (for penalty fees accrued while a specially serviced loan). To the extent any amounts reimbursed out of penalty charges are subsequently recovered on a related serviced mortgage loan, they will be paid to the master servicer or special servicer who would have been entitled to the related penalty charges that were previously used to reimburse such expense.
Liquidation / Workout Fees: Liquidation fees will be calculated at the lesser of (a) 1.0% and (b) such lower rate as would result in a liquidation fee of $1,000,000, for each serviced mortgage loan that is a specially serviced loan and any REO property and, in certain circumstances, each serviced mortgage loan that is not a specially serviced mortgage loan, subject in any case to a minimum liquidation fee of $25,000. For any serviced mortgage loan that is a corrected loan, workout fees will be calculated at the lesser of (a) 1.0% and (b) such lower rate as would result in a workout fee of $1,000,000 when applied to each expected payment of principal and interest (other than default interest) on the related serviced mortgage loan from the date such serviced mortgage loan becomes a corrected loan through and including the then related maturity date; or in any case such higher rate as would result in a workout fee of $25,000 when applied to each expected payment of principal and interest (other than default interest) on the related serviced mortgage loan from the date such serviced mortgage loan becomes a corrected loan through and including the then related maturity date.
Notwithstanding the foregoing, in connection with a maturity default, no liquidation or workout fee will be payable in connection with a payoff or refinancing of the related serviced mortgage loan within 90 days of the maturity default.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

23

STRUCTURAL OVERVIEW (continued)
Operating Advisor	The operating advisor will have access to any final asset status report and information available with respect to the transaction on the certificate administrator’s website and will have certain monitoring responsibilities on behalf of the entire issuing entity. After the occurrence and during the continuance of an Operating Advisor Consultation Event, the operating advisor will be required to consult with the special servicer with respect to certain major decisions on behalf of the issuing entity and in the best interest of, and for the benefit of, the certificateholders and, in the case of a serviced whole loan, the related companion loan holder(s), as a collective whole, as if those certificateholders and, if applicable, such companion loan holder(s) constituted a single lender (taking into account the pari passu or subordinate nature of any related companion loan(s)).
The operating advisor will be subject to termination without cause if the holders of at least 15% of the voting rights of Non-Reduced Interests vote to terminate and replace the operating advisor and such vote is approved by the holders of more than 50% of the voting rights of Non-Reduced Interests that exercise their right to vote, provided that the holders of at least 50% of the voting rights of Non-Reduced Interests have exercised their right to vote. The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement.
An “Operating Advisor Consultation Event” will occur when either (i) the aggregate certificate balance of the HRR Certificates (taking into account the application of any cumulative appraisal reduction amounts to notionally reduce the certificate balance of any class of the HRR Certificates) is 25% or less of the initial aggregate Certificate Balance of the HRR Certificates or (ii) with respect to any mortgage loan or serviced whole loan, a control termination event has occurred and is continuing.

Asset Representations

Reviewer	The asset representations reviewer will be required to review certain delinquent mortgage loans after a specified delinquency threshold has been exceeded and the required percentage of certificateholders vote to direct a review of such delinquent mortgage loans. The specified delinquency threshold will occur when either (1) mortgage loans with an aggregate outstanding principal balance of 25% or more of the aggregate outstanding principal balance of all of the mortgage loans (including any REO loans (or a portion of any REO loan in the case of a whole loan)) held by the issuing entity as of the end of the applicable collection period are delinquent loans or (2) at least 15 mortgage loans are delinquent loans as of the end of the applicable collection period and the outstanding certificate balance of such delinquent loans in the aggregate constitutes at least 20% of the aggregate outstanding principal balance of all of the mortgage loans (including any REO loans (or a portion of any REO loan in the case of a whole loan)) held by the issuing entity as of the end of the applicable collection period. The asset representations reviewer may be terminated and replaced without cause. Upon (i) the written direction of holders evidencing not less than 25% of the voting rights (taking into account realized losses, but without regard to the application of any appraisal reduction amounts to notionally reduce the certificate balance of the certificates) requesting a vote to terminate and replace the asset representations reviewer with a proposed successor asset representations reviewer that is an eligible asset representations reviewer, and (ii) payment by such holders to the certificate administrator of the reasonable fees and expenses to be incurred by the certificate administrator in connection with administering such vote, the certificate administrator will promptly provide notice to all certificateholders and the asset representations reviewer of such request by posting such notice on its internet website, and by mailing such notice to all certificateholders and the asset representations reviewer. Upon the written direction of holders of voting rights evidencing more than 75% of a Quorum, the Trustee will terminate all of the rights and obligations of the asset representations reviewer under the pooling and servicing agreement by written notice to the asset representations reviewer, and the proposed successor asset representations reviewer will be appointed. See “Pooling and Servicing Agreement—The Asset Representations Reviewer” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

24

STRUCTURAL OVERVIEW (continued)

Dispute Resolution

Provisions	Each mortgage loan seller will be subject to the dispute resolution provisions set forth in the pooling and servicing agreement to the extent those provisions are triggered with respect to any mortgage loan sold to the depositor by such mortgage loan seller and such mortgage loan seller will be obligated under the mortgage loan purchase agreement to comply with all applicable provisions and to take part in any mediation or arbitration proceedings that may result. Generally, in the event that a repurchase request as described in the Preliminary Prospectus is not “Resolved” within 180 days after the related mortgage loan seller receives such repurchase request, then the enforcing servicer will be required to send a notice to the initial requesting holder (if any) indicating the enforcing servicer’s intended course of action with respect to the repurchase request. If (a) the enforcing servicer’s intended course of action with respect to the repurchase request does not involve pursuing further action to exercise rights against the related mortgage loan seller with respect to the repurchase request and the initial requesting holder, if any, or any other certificateholder or certificate owner wishes to exercise its right to refer the matter to mediation (including nonbinding arbitration) or arbitration, or (b) the enforcing servicer’s intended course of action is to pursue further action to exercise rights against the related mortgage loan seller with respect to the repurchase request but the initial requesting holder, if any, or any other certificateholder or certificate owner does not agree with the dispute resolution method selected by the enforcing servicer, then the initial requesting holder, if any, or such other certificateholder or certificate owner may deliver a written notice to the enforcing servicer indicating its intent to exercise its right to refer the matter to either mediation or arbitration.
“Resolved”	means, with respect to a repurchase request, (i) that the related material defect has been cured, (ii) the related mortgage loan has been repurchased in accordance with the related mortgage loan purchase agreement, (iii) a mortgage loan has been substituted for the related mortgage loan in accordance with the related mortgage loan purchase agreement, (iv) the related mortgage loan seller made the loss of value payment, (v) a contractually binding agreement is entered into between the enforcing servicer, on behalf of the issuing entity, and the related mortgage loan seller that settles such mortgage loan seller’s obligations under the mortgage loan purchase agreement, or (vi) the related mortgage loan is no longer property of the issuing entity as a result of a sale or other disposition in accordance with the pooling and servicing agreement. See “Pooling and Servicing Agreement—Dispute Resolution Provisions” in the Preliminary Prospectus.
Deal Website	The certificate administrator will maintain a deal website including, but not limited to:
—all special notices delivered.
—summaries of final asset status reports.
—all appraisals in connection with an appraisal reduction plus any subsequent appraisal updates.
—an “Investor Q&A Forum” and a voluntary investor registry

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

25

CERTAIN DEFINITIONS
■	“ADR”: For any hospitality property, average daily rate.
■	“Appraised Value”: With respect to each mortgaged property, the most current appraised value of such property as determined by an appraisal of the mortgaged property and in accordance with MAI standards made not more than three (3) months prior to the origination date of the related mortgage loan. The appraisals for certain of the mortgaged properties state a “prospective value upon stabilization”, “prospective market value at completion”, or similar value as well as an “as-is” value for such mortgaged properties assuming that certain events will occur with respect to the re-tenanting, renovation or other repositioning of the mortgaged property. With respect to a mortgage loan secured by the portfolio of mortgaged properties, the Appraised Value represents the “as-is” value for the portfolio of mortgaged properties as a collective whole, which may be higher than the aggregate of the “as-is” appraised value of the individual mortgaged properties. Unless otherwise indicated in the definition of “Cut-off Date LTV Ratio” under “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus, the Cut-off Date LTV Ratio is calculated using the “as-is” Appraised Value. For purposes of calculating the Maturity Date LTV Ratio for certain mortgage loans, the “as stabilized” value of the related mortgaged property is the applicable Appraised Value in this Term Sheet. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus for a description of Maturity Date LTV Ratio.
■	“Borrower Sponsor”: The indirect owner, or one of the indirect owners, of the related borrower (in whole or in part) that may or may not have control of the related borrower. The Borrower Sponsor may be, but is not necessarily, the entity that acts as the guarantor of the non-recourse carveouts.
■	“CBD”: Central business district.
■	“FF&E”: Furniture, fixtures and equipment.
■	“GLA”: Gross leasable area.
■	“Hard Lockbox”: An account controlled by the lender into which the borrower is required to direct the tenants to pay rents directly. Hospitality properties and multifamily properties are considered to have a hard lockbox if credit card receivables are required to be deposited directly into the lockbox account even though cash, checks or “over the counter” receipts are deposited by the manager of the related mortgaged property into the lockbox account controlled by the lender.
■	“MSA”: Metropolitan statistical area.
■	“Non-Reduced Interests”: Each class of certificates (other than Class R or Class X certificates) that has an outstanding certificate balance, as may be notionally reduced by any appraisal reduction amounts and collateral deficiency amounts allocated to that class of certificates, equal to or greater than 25% of an amount equal to the initial certificate balance of that class of certificates minus all principal payments made on such class of certificates.
■	“Occupancy Cost”: With respect to any mortgaged property, total rental revenues divided by total sales.
■	“Occupancy”: With respect to any particular mortgaged property, as of a certain date (or, in the case of a hospitality property, for a trailing 12-month period ending on a certain date), the percentage of net rentable square footage, available rooms, units or pads that are leased or rented (as applicable), solely with respect to the aggregate leased space, available rooms, units or pads in the property that is owned by the related borrower. In some cases Occupancy was based on assumptions regarding occupancy, such as the assumption that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and/or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur within 12 months after the Cut-off Date; assumptions regarding the execution of leases that are currently under negotiation and are expected to be executed; assumptions regarding the renewal of particular leases, the taking of additional space by tenants that have agreed to do so as described under “Description of the Mortgage Pool—Tenant Issues” in the Preliminary Prospectus to the extent material and/or assumptions regarding the re-leasing of certain space at the related mortgaged property; or, in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space, bankrupt tenants that have not yet affirmed their lease and certain additional leasing assumptions.
■	“RevPAR”: With respect to any hospitality property, revenues per available room.
■	“SF”: Square Feet or Square Foot.
■	“Soft Lockbox”: An account into which the related borrower is required to deposit or cause the property manager to deposit all rents collected. Hospitality properties and multifamily properties are considered to have a soft lockbox if credit card receivables, cash, checks or “over the counter” receipts are deposited into the lockbox account by the borrower or property manager.
■	“Soft Springing Hard Lockbox”: An account into which the related borrower is required to deposit, or cause the property manager to deposit, all rents collected until the occurrence of an event of default or one or more specified trigger events under the loan documents, at which time the lockbox account converts to a Hard Lockbox.
■	“Springing Lockbox”: An account that is not currently in place, but the related loan documents require the imposition of a lockbox account upon the occurrence of an event of default or one or more specified trigger events under the loan documents.
■	“TRIPRA”: The Terrorism Risk Insurance Program Reauthorization Act of 2019.
■	“TTM”: Trailing twelve months.
■	“Underwritten Expenses”: With respect to any mortgage loan or mortgaged property, an estimate of operating expenses, as determined by the related originator and generally derived from historical expenses at the mortgaged property(ies), the borrower’s budget or appraiser’s estimate, in some cases adjusted for significant occupancy increases and a market-rate management fee. We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.
■	“Underwritten Net Cash Flow (NCF)”: With respect to any mortgage loan or mortgaged property, cash flow available for debt service, generally equal to the Underwritten NOI decreased by an amount that the related originator has determined for tenant improvements and leasing commissions and / or replacement reserves for capital items. Underwritten NCF does not reflect debt service or non-cash items such as depreciation or amortization.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

26

CERTAIN DEFINITIONS (continued)
■	“Underwritten Net Operating Income (NOI)”: With respect to any mortgage loan or mortgaged property, Underwritten Revenues less Underwritten Expenses, as both are determined by the related originator, based in part upon borrower supplied information (including but not limited to a rent roll, leases, operating statements and budget) for a recent period which is generally the 12 months prior to the origination date or acquisition date of the mortgage loan adjusted for specific property, tenant and market considerations. Historical operating statements may not be available for newly constructed mortgaged properties, mortgaged properties with triple net leases, mortgaged properties that have recently undergone substantial renovations and/or newly acquired mortgaged properties.
■	“Underwritten Revenues”: With respect to any mortgage loan or mortgaged property, an estimate of operating revenues, as determined by the related originator and generally derived from the rental revenue based on leases in place, leases that have been executed but the tenant is not yet paying rent, in certain cases leases that are being negotiated and are expected to be signed, in certain cases leases that provide for a tenant to take additional space as described under “Description of the Mortgage Pool—Tenant Issues” in the Preliminary Prospectus to the extent material, and in certain cases contractual rent increases generally within 12 months past the Cut-off Date, in certain cases certain appraiser estimates of rental income, and in some cases adjusted downward to market rates, with vacancy rates equal to the mortgaged property’s historical rate, current rate, market rate or an assumed vacancy as determined by the related originator; plus any additional recurring revenue fees. Additionally, in determining rental revenue for multifamily rental and self storage properties, the related originator generally either reviewed rental revenue shown on the certified rolling 12-month operating statements or annualized the rental revenue and reimbursement of expenses shown on rent rolls or recent partial year operating statements with respect to the prior one- to 12-month period or in some cases may have relied on information provided in the appraisal for market rental rates and vacancy. In certain cases, with respect to mortgaged properties with leases with rent increases during the term of the related mortgage loan, Underwritten Revenues were based on the weighted average rent over the term of the mortgage loan. In certain cases, the related originator included revenue otherwise payable by a tenant but for the existence of an initial “free rent” period or a permitted rent abatement while the leased space is built out. We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

27

Retail – Super Regional Mall 2601 Preston Road Frisco, TX 75033	Collateral Asset Summary – Loan No. 1 Stonebriar Centre	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$89,000,000 42.1% 2.30x 16.8%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

28

Retail – Super Regional Mall 2601 Preston Road Frisco, TX 75033	Collateral Asset Summary – Loan No. 1 Stonebriar Centre	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$89,000,000 42.1% 2.30x 16.8%

KidZania
2ND LEVEL
HYATT REGENCY
2ND LEVEL
NORDSTROM
DICK'S SPORTING GOODS
Dillard's
macy's
jcpenney
ANTHROPOLOGIE
HOLLISTER
MANGO
ATHLETA
chico's
QUAY
LUSH
SEPHORA
POTTERY BARN
WILLIAMS-SONOMA
SAMSUNG
BANANA REPUBLIC
Capital One
VICTORIA'S SECRET
purple
ALDO
VANS
KAY
KIDS
PLACE
VACANT
VACANT
BARNES & NOBLE
DAVE & BUSTER'S

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

29

Retail – Super Regional Mall 2601 Preston Road Frisco, TX 75033	Collateral Asset Summary – Loan No. 1 Stonebriar Centre	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$89,000,000 42.1% 2.30x 16.8%

KidZania
HYATT REGENCY
NORDSTROM
LOFT
ZARA
TILLY'S
DICK'S SPORTING GOODS
CHAMPS
macy's
Dillard's
H&M
GARAGE
abercrombie
BARNES & NOBLE
OAKLEY
UNIQLO
aerie
DAVE & BUSTER'S
amc
jcpenney
VACANT
LEVEL TWO
Anchor / Major
In-line
Vacant
Not Part of the Collateral

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

30

Retail – Super Regional Mall 2601 Preston Road Frisco, TX 75033	Collateral Asset Summary – Loan No. 1 Stonebriar Centre	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$89,000,000 42.1% 2.30x 16.8%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

31

Retail – Super Regional Mall 2601 Preston Road Frisco, TX 75033	Collateral Asset Summary – Loan No. 1 Stonebriar Centre	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$89,000,000 42.1% 2.30x 16.8%
Mortgage Loan Information		Property Information
Loan Seller:	GSMC	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Retail – Super Regional Mall
Borrower Sponsor(s):	GGP/Homart II L.L.C., Brookfield Properties Retail Holding LLC and New York State Common Retirement Fund	Collateral:	Fee
Borrower(s):	Stonebriar Mall, LLC and Stonebriar Anchor Acquisition II LLC	Location:	Frisco, TX
Original Balance(1):	$89,000,000	Year Built / Renovated:	2000 / NAP
Cut-off Date Balance(1):	$89,000,000	Property Management:	Brookfield Properties Retail Inc.
% by Initial UPB:	9.98%	Size(5):	1,096,880 SF
Interest Rate:	6.99900%	Appraised Value / Per SF:	$605,000,000 / $552
Note Date:	July 1, 2024	Appraisal Date:	May 13, 2024
Original Term:	60 months	Occupancy:	96.7% (as of April 30, 2024)
Amortization:	Interest Only	UW Economic Occupancy:	95.0%
Original Amortization:	NAP	Underwritten NOI:	$42,823,625
Interest Only Period:	60 months	Underwritten NCF:	$41,565,493
First Payment Date:	August 1, 2024
Maturity Date:	July 1, 2029	Historical NOI
Additional Debt Type(1):	Pasi Passu	Most Recent NOI:	$43,691,924 (TTM April 30, 2024)
Additional Debt Balance(1):	$166,000,000	2023 NOI:	$43,557,495
Call Protection(2):	L(25),D(28),O(7)	2022 NOI:	$39,193,479
Lockbox / Cash Management:	Hard / Springing	2021 NOI:	$35,383,290
Reserves(3)				Financial Information(1)
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$232
Taxes:	$0	Springing	NAP	Maturity Date Loan / SF:	$232
Insurance:	$0	Springing	NAP	Cut-off Date LTV:	42.1%
Replacement Reserves:	$0	Springing	$438,752	Maturity Date LTV:	42.1%
TI / LC:	$0	$91,407	$2,193,760	UW NOI DY:	16.8%
Gap Rent Reserve(4):	$756,921	$0	NAP	UW NCF DSCR:	2.30x
Rollover Reserve(4):	$11,720,606	$0	NAP
Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan	$255,000,000	100.0%	Loan Payoff:	$242,815,054	95.2%
			Reserves(4):	$10,449,929	4.1%
			Return of Equity:	$923,513	0.4%
			Closing Costs:	$811,504	0.3%
Total Sources	$255,000,000	100.0%	Total Uses:	$255,000,000	100.0%
(1)	The Stonebriar Centre Mortgage Loan (as defined below) is part of the Stonebriar Centre Whole Loan (as defined below), which is evidenced by nine pari passu promissory notes with an aggregate original principal balance of $255,000,000. The Financial Information presented above is based on the aggregate original principal balance of the promissory notes comprising the Stonebriar Centre Whole Loan.
(2)	Defeasance of the Stonebriar Centre Whole Loan is permitted at any time after the earlier to occur of (a) the end of the two-year period commencing on the closing date of the securitization of the last portion of the Stonebriar Centre Whole Loan to be securitized and (b) July 1, 2027. The assumed defeasance lockout period of 25 payments is based on the closing date of this transaction in August 2024. The actual lockout period may be longer.
(3)	See “Initial and Ongoing Reserves” below for further discussion of reserve information.
(4)	Initial Reserves consist of an upfront rollover reserve ($11,720,606) and an upfront gap Rent reserve ($756,921). The borrowers funded $10,449,929 into such reserves at origination, with the remaining $2,027,598 being guaranteed by the borrower sponsors.
(5)	The Stonebriar Centre Property (as defined below) is part of a larger retail development consisting of 1,812,610 square feet (“SF”), including non-collateral tenants such as Dillard’s (206,133 SF), Macy’s (200,544 SF), Nordstrom (134,150 SF) and a vacant former Sears (162,903 SF).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

32

Retail – Super Regional Mall 2601 Preston Road Frisco, TX 75033	Collateral Asset Summary – Loan No. 1 Stonebriar Centre	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$89,000,000 42.1% 2.30x 16.8%

The Loan. The largest mortgage loan (the “Stonebriar Centre Mortgage Loan”) is part of a whole loan (the “Stonebriar Centre Whole Loan”) that is evidenced by nine pari passu promissory notes in the aggregate original principal amount of $255,000,000 and secured by a first priority fee mortgage encumbering a 1,096,880 SF super regional mall located in Frisco, Texas (the “Stonebriar Centre Property”). The Stonebriar Centre Whole Loan was co-originated on July 1, 2024 by Goldman Sachs Bank USA (“GSBI”), Bank of America, N.A. (“BANA”) and Societe Generale Financial Corporation (“SGFC”). The Stonebriar Centre Mortgage Loan is evidenced by the controlling Note A-1-1 and the non-controlling Notes A-1-4 and A-1-5, with an aggregate original principal balance of $89,000,000. The relationship between the holders of the Stonebriar Centre Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans” in the Preliminary Prospectus. The Stonebriar Centre Whole Loan will be serviced pursuant to the Benchmark 2024-V9 pooling and servicing agreement. See “The Pooling and Servicing Agreement” in the Preliminary Prospectus.

The table below identifies the promissory notes that comprise the Stonebriar Centre Whole Loan:

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1-1	$25,000,000	$25,000,000	Benchmark 2024-V9	Yes
A-1-2	$20,000,000	$20,000,000	BMO 2024-5C5	No
A-1-3(1)	$16,000,000	$16,000,000	GSMC	No
A-1-4	$40,000,000	$40,000,000	Benchmark 2024-V9	No
A-1-5	$24,000,000	$24,000,000	Benchmark 2024-V9	No
A-2-1(1)	$30,000,000	$30,000,000	SGFC	No
A-2-2	$20,000,000	$20,000,000	BMO 2024-5C5	No
A-2-3(1)	$15,000,000	$15,000,000	SGFC	No
A-3-1	$65,000,000	$65,000,000	BANK 2024-5YR8	No
Whole Loan	$255,000,000	$255,000,000
(1)	Expected to be contributed to one or more future securitization trusts.

The Property. The Stonebriar Centre Property is a 1,096,880 SF super regional mall located in Frisco, Texas. The Stonebriar Centre Property opened in 2000 and is anchored by non-collateral tenants Dillard’s, Macy’s and Nordstrom and collateral tenants JCPenney, AMC Theatres, DICK’S Sporting Goods, Kidzania, Dave & Buster’s, Zara, and Barnes & Noble Bookseller, and has many other national tenants. Additionally, the Stonebriar Centre Property has a diverse mix of dining offerings, with operators such as Chick-Fil-A, Sonic Drive In, Popeye’s and Panda Express. The Stonebriar Centre Property also has a Hyatt Regency on-site (non-collateral).

The Stonebriar Centre Property has a granular rent roll, with no collateral tenant occupying more than 14.8% of total rentable SF or contributing greater than 6.5% of the total underwritten rent. The top 10 tenants at the Stonebriar Centre Property represent 56.0% of total SF and generate 24.8% of total underwritten rent. The Stonebriar Centre Property was 96.7% occupied as of April 30, 2024 by 147 unique tenants. The Stonebriar Centre Property has maintained an average occupancy (excluding anchors) of 94.8% since 2019. Since 2023, the borrower sponsors have executed 33 new and renewal leases comprising 145,115 SF (13.2% of the collateral SF). Since 2019, the borrower sponsors have invested approximately $45.8 million in capital expenditures, tenant improvements and leasing commissions.

Over the trailing-12 months ending February 29, 2024, the Stonebriar Centre Property generated total sales of approximately $322 million. Over the same time period, inline tenants (less than 10,000 SF) generated sales of approximately $744 PSF (occupancy cost of 13.7%).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

33

Retail – Super Regional Mall 2601 Preston Road Frisco, TX 75033	Collateral Asset Summary – Loan No. 1 Stonebriar Centre	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$89,000,000 42.1% 2.30x 16.8%

The following table presents certain information relating to the sales history for the Stonebriar Centre Property:

Sales History(1)
	2021	2022	2023	TTM February 2024
Gross Mall Sales(2)	$266,600,050	$292,372,796	$323,546,061	$321,739,441
Estimated JCPenney Sales(3)	$18,300,000	$19,100,000	$18,200,000	$18,200,000
Estimated Dillard’s Sales(3)	$33,400,000	$37,300,000	$36,800,000	$36,800,000
Estimated Macy’s Sales(3)	$35,400,000	$46,900,000	$37,700,000	$37,700,000
Estimated Nordstrom Sales(3)	$49,000,000	$55,500,000	$56,300,000	$56,300,000
Sales PSF (Inline < 10,000 SF)	$645	$706	$731	$744
Occupancy Cost (Inline < 10,000 SF)	13.0%	13.7%	13.9%	13.7%
(1)	Information is as of February 29, 2024, as provided by the borrower sponsors, and only includes tenants reporting sales.
(2)	Excludes estimated sales for JCPenney and the non-collateral tenants, Dillard’s, Macy’s and Nordstrom.
(3)	Represents estimated sales as provided by the borrower sponsors. TTM February 2024 sales are shown as of year-end 2023.

The following table presents certain information relating to the anchor and major tenant sales history at the Stonebriar Centre Property:

Major Tenant Sales History(1)
Tenant	SF	2021 Sales PSF/Screen	2022 Sales PSF/Screen	2023 Sales PSF/Screen	February 2024 TTM Sales PSF/Screen
AMC Theatres(2)	94,560	$127,975	$383,080	$453,432	$453,432
Kidzania	60,000	$63	$83	$100	$105
Dave & Buster's	49,784	$157	$191	$187	$189
Barnes & Noble Bookseller	34,272	$147	$236	$268	$268
H&M	26,576	$275	$316	$246	$250
Banana Republic	10,862	$189	$215	$191	$199
Pottery Barn	10,580	$640	$638	$480	$460
The Cheesecake Factory	10,567	$1,007	$1,137	$1,144	$1,161
Altar'd State	10,200	$513	$572	$580	$597
Anthropologie	10,115	NAV	$557	$533	$535
(1)	Information is as of February 29, 2024, as provided by the borrower sponsors, and only includes tenants reporting sales.
(2)	AMC Theatres sales are based on 24 screens.

Major Tenants.

AMC Theatres (94,560 SF, 8.6% of NRA, 6.5% of underwritten base rent): AMC Theatres is the largest theatrical exhibitor in the United States and in the world. AMC Theatres has amenities including AMC Signature Recliners, varied food and beverage menus, premium presentation experiences and an industry-leading rewards program. AMC Theatres currently operates approximately 10,000 total screens at 900 locations. AMC Theatres has been a tenant at the Stonebriar Centre Property since 2000 and recently renewed its lease in 2023. AMC Theatres currently has a lease expiration date of September 30, 2028, with two, 5-year and one, 3-year renewal options remaining. AMC Theatres currently pays a base rent of $27.07 PSF. AMC Theatres has 24 screens at the Stonebriar Centre Property and reported sales of $453,432 per screen for the trailing-12 months ended February 29, 2024. Estimated sales per screen were $453,432, $383,080, and $127,975 for 2023, 2022 and 2021, respectively. AMC Theatres has no termination options.

Dave & Buster's (49,784 SF, 4.5% of NRA, 2.9% of underwritten base rent): Dave & Busters is an American restaurant and entertainment center that was founded in Dallas, Texas in 1982 and has 210 total stores with approximately 69 million annual visits. Dave & Buster’s at the Stonebriar Centre Property has a January 31, 2037 lease expiration and reported February 2024 TTM sales of approximately $9.4 million. Dave & Buster’s has no termination options.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

34

Retail – Super Regional Mall 2601 Preston Road Frisco, TX 75033	Collateral Asset Summary – Loan No. 1 Stonebriar Centre	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$89,000,000 42.1% 2.30x 16.8%

JCPenney (162,347 SF, 14.8% of NRA, 2.6% of underwritten base rent): JCPenney was founded in Wyoming in 1902 and has been one of the United States’ largest retailers of apparel, home, jewelry, and beauty merchandise with a growing portfolio of national brands. JCPenney has more than 650 stores across the United States and Puerto Rico and employs more than 50,000 people worldwide. JCPenney has been a tenant at the Stonebriar Centre Property since 2021. JCPenney has a current lease expiration of December 31, 2040, with no renewal options. JCPenney currently pays a base rent of $6.17 PSF, which increases to $6.30 PSF in December 2024. Reported sales for JCPenney at Stonebriar Centre Property were $18,200,000, $19,100,000, and $18,300,000 for 2023, 2022 and 2021, respectively. JCPenney has no termination options.

The following table presents certain information relating to the tenants at the Stonebriar Centre Property:

Tenant Summary(1)
Tenant	Credit Rating (Moody’s/ S&P/Fitch)(2)	Net Rentable Area (SF)	% of Net Rentable Area	U/W Base Rent	U/W Base Rent Per SF	% of Total U/W Base Rent	Lease Expiration	Termination Option (Y/N)	Renewal Options
Non-Collateral Anchor Tenants(3)
Dillard's	Baa3/BB+/BBB-	206,133	38.1%	NAP	NAP	NAP	12/31/2050	N	None
Macy's	Ba1/BB+/BBB-	200,544	37.1	NAP	NAP	NAP	12/31/2050	N	None
Nordstrom	Ba2/BB+/BBB-	134,150	24.8	NAP	NAP	NAP	12/31/2050	N	None
Total / Wtd. Avg.(3)		540,827	100.0%	NAP	NAP	NAP

Collateral Anchors
AMC Theatres	Caa1/CCC+/NR	94,560	8.6%	$2,559,336	$27.07	6.5%	9/30/2028	N	2 x 5 yr, 1 x 3 yr
Dave & Buster's	B1/B/NR	49,784	4.5	$1,165,941	$23.42	2.9%	1/31/2027	N	2 x 5 yr
JCPenney	NR/NR/NR	162,347	14.8	$1,022,505	$6.30	2.6%	12/31/2040	N	None
Kidzania	NR/NR/NR	60,000	5.5	$840,000	$14.00	2.1%	11/30/2046	N	2 x 5 yr,
Dick's Sporting Goods	Baa3/BBB/NR	77,411	7.1	$799,810	$10.33	2.0%	1/31/2027	N	3 x 5 yr,
Barnes & Noble Bookseller	NR/NR/NR	34,272	3.1	$736,030	$21.48	1.9%	1/31/2025	N	1 x 3 yr
Zara(4)	NR/NR/NR	34,678	3.2	$700,000	$20.19	1.8%	11/30/2034	Y	1 x 5 yr
Collateral Anchors Subtotal/Wtd. Avg.		513,052	46.8%	$7,823,622	$15.25	19.8%

Major Tenants
H&M	NR/BBB/NR	26,576	2.4%	$1,101,464	$41.45	2.8%	1/31/2027	N	2 x 5 yr
Haverty’s Furniture	NR/NR/NR	60,000	5.5	$468,372	$7.81	1.2%	1/31/2026	N	3 x 5 yr
Bassett Home Furnishings	NR/NR/NR	15,020	1.4	$406,591	$27.07	1.0%	9/30/2028	N	2 x 5 yr
Anchor and Major Owned Tenants		101,596	9.3%	$1,976,428	$19.45	5.0%
Remaining Occupied		445,734	40.6%	$29,727,327	$66.69	75.2%
Total Occupied		1,060,382	96.7%	$39,527,376	$37.28	100.0%
Vacant		36,498	3.3
Total		1,096,880	100.0%
(1)	Based on the underwritten rent roll dated April 30, 2024, inclusive of rent steps through July 2025 and overage rent as of TTM February 2024 sales for certain tenants. Non-Collateral Anchors only pay expense reimbursements.
(2)	In certain instances, ratings provided are those of the parent company of the entity shown, whether or not the parent company guarantees the lease.
(3)	Non-collateral anchors do not pay rent but reimburse common area and maintenance charges to the borrower sponsors.
(4)	Zara has two, one-time options to terminate its lease effective November 30, 2029 and May 31, 2032, with payment of a termination fee.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

35

Retail – Super Regional Mall 2601 Preston Road Frisco, TX 75033	Collateral Asset Summary – Loan No. 1 Stonebriar Centre	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$89,000,000 42.1% 2.30x 16.8%

The following table presents certain information relating to the lease rollover schedule at the Stonebriar Centre Property, based on the initial lease expiration dates:

Lease Rollover Schedule(1)(2)
Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	U/W Base Rent	% of Total U/W Base Rent	U/W Base Rent $ per SF	# of Expiring Leases
2024 & MTM	31,769	2.9%	2.9%	$2,054,163	5.2%	$64.66	13
2025	63,453	5.8%	8.7%	$3,114,736	7.9%	$49.09	16
2026	171,311	15.6%	24.3%	$6,336,923	16.0%	$36.99	31
2027	188,972	17.2%	41.5%	$6,033,662	15.3%	$31.93	19
2028	151,950	13.9%	55.4%	$5,894,407	14.9%	$38.79	17
2029	55,111	5.0%	60.4%	$3,483,959	8.8%	$63.22	13
2030	19,971	1.8%	62.2%	$2,063,949	5.2%	$103.35	7
2031	22,684	2.1%	64.3%	$2,466,836	6.2%	$108.75	7
2032	13,638	1.2%	65.5%	$1,071,906	2.7%	$78.60	6
2033	44,730	4.1%	69.6%	$1,992,861	5.0%	$44.55	7
2034	62,610	5.7%	75.3%	$2,539,666	6.4%	$40.56	8
2035 & Thereafter	234,183	21.3%	96.6%	$2,474,308	6.3%	$10.57	3
Vacant	36,498	3.3%	100.0%	NAP	0.0%	$0.00	NAP
Total / Wtd. Avg.	1,096,880	100.0%		$39,527,376	100.0%	$37.28	147
(1)	Based on the underwritten rent roll dated April 30, 2024, inclusive of rent steps through July 2025 and overage rent as of TTM February 2024 sales for certain tenants.
(2)	Certain tenants may have lease termination options that are exercisable prior to the stated expiration date of the subject lease or leases that are not considered in the Lease Expiration Schedule.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

36

Retail – Super Regional Mall 2601 Preston Road Frisco, TX 75033	Collateral Asset Summary – Loan No. 1 Stonebriar Centre	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$89,000,000 42.1% 2.30x 16.8%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Stonebriar Centre Property:

Cash Flow Analysis
	2019	2020	2021	2022	2023	TTM 4/30/2024	U/W(1)(2)	U/W Per SF
Base Rent(1)	$33,466,820	$32,265,221	$29,270,542	$32,672,509	$35,937,602	$36,232,917	$36,660,035	$33.42
Overage / Percent Rent(2)	639,506	364,234	1,577,498	3,446,220	3,565,330	3,192,719	2,867,342	2.61
Kiosks / Temporary / Specialty	5,397,242	3,867,530	4,954,494	5,079,672	5,369,340	5,121,469	4,900,367	4.47
Other Rental Revenue	312,458	178,210	208,753	143,343	240,242	241,710	234,952	0.21
Total Commercial Reimbursement Revenue(3)	15,279,668	13,816,106	12,482,394	13,584,525	13,788,050	13,787,111	13,568,569	12.37
Market Revenue from Vacant Units	0	0	0	0	0	0	3,098,248	2.82
Other Revenue	1,654,665	409,603	2,197,712	453,822	1,469,163	1,430,605	410,199	0.37
Potential Gross Revenue	$56,750,359	$50,900,904	$50,691,394	$55,380,091	$60,369,727	$60,006,531	$61,739,711	$56.29
(Vacancy & Bad Debt)	0	0	0	0	0	0	(3,098,248)	(2.82)
(Commercial Credit Loss)	(147,545)	(3,215,405)	(191,687)	651,169	(942,737)	(753,068)	(173,362)	(0.16)
Effective Gross Income	$56,602,814	$47,685,499	$50,499,707	$56,031,261	$59,426,990	$59,253,463	$58,468,101	$53.30
Real Estate Taxes	5,499,182	7,003,890	6,237,278	6,094,576	5,640,789	5,341,718	6,394,183	5.83
Insurance	153,277	177,438	235,683	299,456	373,208	405,536	412,822	0.38
Management Fee	2,631,271	2,050,265	2,450,555	2,530,760	2,746,975	2,675,070	1,000,000	0.91
Other Expenses	6,097,531	5,696,812	6,192,901	7,912,988	7,108,522	7,139,215	7,837,471	7.15
Total Expenses	14,381,261	14,928,406	15,116,418	16,837,781	15,869,494	15,561,540	15,644,476	$14.26
Net Operating Income	$42,221,553	$32,757,094	$35,383,290	$39,193,479	$43,557,495	$43,691,924	$42,823,625	$39.04
Capital Expenditures	$0	$0	$0	$0	$0	$0	$219,376	$0.20
TI/LC	$0	$0	$0	$0	$0	$0	$1,038,756	$0.95
Net Cash Flow	$42,221,553	$32,757,094	$35,383,290	$39,193,479	$43,557,495	$43,691,924	$41,565,493	$37.89

Occupancy	99.3%	96.5%	94.8%	95.9%	97.7%	96.7%(4)	94.7%(5)
NCF DSCR(6)	2.33x	1.81x	1.96x	2.17x	2.41x	2.41x	2.30x
NOI Debt Yield(6)	16.6%	12.8%	13.9%	15.4%	17.1%	17.1%	16.8%
(1)	U/W Base Rent is based on the underwritten rent roll dated April 30, 2024, inclusive of rent steps through July 2025.
(2)	Overage / Percent Rent is based on February TTM sales and contractual breakpoint and includes breakpoint steps through July 31, 2025
(3)	Total Commercial Reimbursement Revenue is based on the in-place rent roll as of April 30, 2024 with contractual CAM steps through July 2025.
(4)	Represents occupancy per the underwritten rent roll dated April 30, 2024.
(5)	Based on the economic vacancy of 5.0%. The Stonebriar Centre Property was 96.7% occupied as of April 30, 2024.
(6)	Debt service coverage ratios and debt yields are based on the Stonebriar Centre Whole Loan.

Appraisal. According to the appraisal, the Stonebriar Centre Property had an “as-is” appraised value of $605,000,000 as of May 13, 2024. The table below shows the appraisal’s “as-is” conclusions.

Property	Appraised Value(1)	Capitalization Rate(1)
Stonebriar Centre	$605,000,000	6.75%
(1)	Source: Appraisal.

Environmental Matters. The Phase I environmental assessment of the Stonebriar Centre Property dated April 15, 2024 identified no recognized environmental conditions, controlled environmental conditions or significant data gaps.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

37

Retail – Super Regional Mall 2601 Preston Road Frisco, TX 75033	Collateral Asset Summary – Loan No. 1 Stonebriar Centre	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$89,000,000 42.1% 2.30x 16.8%

The Market. The Stonebriar Centre Property is located in Frisco, Texas, which is in the broader Dallas market. The Stonebriar Centre Property can primarily be accessed by State Route 121, which is an east-west highway offering connectivity through major destinations, including business centers, residential areas, and shopping districts. The Stonebriar Centre Property is situated approximately 25 minutes from the Dallas Fort Worth International Airport and approximately 35 minutes from the Dallas Business District.

The Dallas-Fort Worth- Arlington, TX MSA is home to over 4 million employees over many different sectors with services, retail trade, and finance/insurance/real estate being the largest. The market has a low unemployment rate of 3.9% as of March 2024. The Dallas submarket is expected to continuously grow with a high concentration of corporate headquarters, technology businesses, and financial services, in addition to population growth contributing to an above-average performance. The Stonebriar Centre Property is located in Frisco, Texas, which has of a population of approximately 226,065 residents with an average household income of $175,658. According to the U.S. Census, the Dallas-Fort Worth metro experienced the largest population growth of any metropolitan area in the country in 2023, adding approximately 152,000 residents. The surge in population growth in the area has coincided with a wave of new corporate headquarters and regional offices. Frisco has welcomed 16 new corporations and is poised to generate over 5,600 jobs in the community in the coming years. Some of the notable corporations include the Dallas Cowboys, FedEx Office, Frito-Lay North America, Inc., JCPenney Corporate, Keurig Dr Pepper, Inc., and PGA of America.

According to the appraisal, the 2023 population within a one-, three- and five-mile radius of the Stonebriar Centre Property was 11,962, 109,387 and 320,450, respectively. The 2023 average household income within the same radii was $119,821, $150,091 and $162,421, respectively.

The following table presents information regarding certain competitive properties to the Stonebriar Centre Property:

Competitive Property Summary(1)
	Stonebriar Centre	Legacy West	The Shops at Willow Bend	Allen Premium Outlets	Galleria Dallas	Firewheel Town Center
Year Built/ Renovated	2000 / NAP	2017 / NAP	2001 / 2004	2000 / 2017	1982 / 2005	2005 / NAP
Total GLA (SF)	1,096,880(2)	335,000	1,300,000	548,000	1,400,000	996,000
Ownership	Brookfield Properties and New York State Common Retirement Fund	Kite Realty Group	Centennial Real Estate	Simon Property Group	UBS Realty	Simon Property Group
Distance to Property (miles)	N/A	2.0	5.0	13.0	13.0	21.0
Occupancy %	96.7%(2)	95.0%	50.0%	95.0%	95.0%	93.0%
Inline Sales PSF	$744(3)	$1,200	$400	$418	$1,043	$404
Anchors	Dillard’s; Macy’s; JCPenney; Nordstrom	Louis Vuitton; Nike; Sephora	Dillard's; Macy's; Neiman Marcus	Nike Outlet; Tory Burch; Polo Ralph Lauren	Macy's; Nordstrom; Gucci; Louis Vuitton	Dillard's; Macy's; Barnes & Noble; AMC Theaters
(1)	Source: Third party report.
(2)	Information is based on the underwritten rent roll dated April 30, 2024.
(3)	Represents sales PSF as of February 2024 as provided by the borrower sponsors.

The Borrowers and the Borrower Sponsors. The borrowers are Stonebriar Mall, LLC and Stonebriar Anchor Acquisition II LLC, each a Delaware limited liability company and single purpose entity with two independent directors. Legal counsel to the borrowers provided a non-consolidation opinion in connection with the origination of the Stonebriar Centre Whole Loan. The non-recourse carveout guarantor is GGP/HOMART II L.L.C.

The borrower sponsors are a joint venture between GGP/Homart II L.L.C. and Brookfield Properties Retail Holding LLC (50.0%) and New York State Common Retirement Fund (50.0%). Brookfield Properties is a subsidiary of Brookfield Corporation (“Brookfield”), a diversified global real estate company that owns, operates and develops office, retail, multifamily, logistics and hospitality assets. Brookfield owns more than 175 retail assets across eight countries, totaling over 130 million SF.

The New York State Common Retirement Fund is one of the largest public pension plans in the United States, providing retirement security for over one million New York State and Local Retirement System members, retirees, and beneficiaries. As of December 31, 2023, the fund had assets under management of $267.7 billion.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

38

Retail – Super Regional Mall 2601 Preston Road Frisco, TX 75033	Collateral Asset Summary – Loan No. 1 Stonebriar Centre	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$89,000,000 42.1% 2.30x 16.8%

Property Management. The Stonebriar Centre Property is currently managed by Brookfield Properties Retail Inc., an affiliate of the borrowers.

Initial and Ongoing Reserves. At origination of the Stonebriar Centre Whole Loan, the borrower deposited: (i) $11,720,606 into a TI/LC reserve and (ii) $756,921 into a gap rent reserve.

Upfront TI/LC Reserve – The Stonebriar Centre Whole Loan documents provide for an upfront reserve of $11,720,606 for outstanding tenant improvement allowances and leasing commissions.

With regard to the landlord obligations reserve and the gap rent reserve, the borrowers funded $10,449,929 at origination, with the remaining $2,027,598 being guaranteed by the non-recourse carveout guarantor, as limited payment guarantor. As provided in the limited payment guaranty, the amounts guaranteed by such guaranty will be reduced on a dollar for dollar basis by the aggregate amount of equity capital actually expended by the borrowers on upfront rollover expenditures and such guaranteed amount will be recalculated on the first day of every month to reduce the limited payment guarantor’s liability under such guaranty.

Real Estate Taxes – During a Reserve Trigger Period (as defined below) or a Cash Management Period (as defined below), the borrowers are required to deposit monthly to a real estate tax reserve 1/12 of the annual estimated real estate taxes.

Insurance – During a Reserve Trigger Period or a Cash Management Period, the borrowers are required to deposit monthly 1/12 of the annual estimated insurance premiums to an insurance reserve unless the Stonebriar Centre Property is maintained under a blanket policy.

Replacement Reserve – During a Reserve Trigger Period or a Cash Management Period, the borrowers are required to deposit monthly approximately $18,281 to a reserve for replacements to the Stonebriar Centre Property, subject to a cap of $438,752.

TI/LC Reserve – The borrowers are required to make monthly deposits into the TI/LC reserve in an amount equal to approximately $91,407, subject to a cap of $2,193,760, which monthly deposit will be suspended during the continuance of a Reserve Trigger Period or Cash Management Period, if sufficient funds are available pursuant to the Stonebriar Centre Whole Loan cash management agreement.

Anchor Reserve – During the continuance of an Anchor Trigger Event (as defined below), the borrowers are required to deposit into an anchor reserve, on a monthly basis, an amount equal to the anchor reserve monthly deposit for tenant improvement and leasing commission, construction costs, required landlord work and other related costs associated with re-tenanting the Anchor Tenant (as defined below) premises, which monthly deposit will be suspended to the extent the individual anchor threshold amount (an amount equal to the product obtained by multiplying (x) $50 by (y) the aggregate amount of gross leasable square footage of the applicable Anchor Tenant parcel) has been deposited for any such Anchor Trigger Event then continuing.

Excess Cash Flow Reserve – During the continuance of a Cash Management Period, the borrowers are required to deposit all excess cash flow into the excess cash flow reserve fund.

A “Reserve Trigger Period” will commence when the debt yield of the Stonebriar Centre Whole Loan is less than 11.0% for two consecutive calendar quarters and will expire on the date that the debt yield of the Stonebriar Centre Whole Loan is 11.0% or greater for two consecutive calendar quarters.

Lockbox / Cash Management. The Stonebriar Centre Whole Loan is structured with a hard lockbox and springing cash management. All rents from the Stonebriar Centre Property are required to be deposited directly to the lockbox by tenants upon delivery of a tenant direction letter. During a Cash Management Period, funds will be transferred to the lender-controlled cash management account on each business day and disbursed according to the Stonebriar Centre Whole Loan documents. During a Cash Management Period, all excess cash is required to be held by the lender as additional security for the Stonebriar Centre Whole Loan; provided that excess cash will be disbursed at the direction of the borrower in the event of shortfalls in certain monthly expense items, so long as no event of default is continuing for which the lender has initiated an enforcement action.

A “Cash Management Period” will occur during the existence of any of: (i) an event of default, (ii) a Debt Yield Event (as defined below), or (iii) an Anchor Trigger Event.

A “Debt Yield Event” will commence when the debt yield of the Stonebriar Centre Whole Loan is less than 10.25% for two consecutive calendar quarters and will expire on the date that the debt yield of the Stonebriar Centre Whole Loan is 10.25% or greater for two consecutive calendar quarters.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

39

Retail – Super Regional Mall 2601 Preston Road Frisco, TX 75033	Collateral Asset Summary – Loan No. 1 Stonebriar Centre	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$89,000,000 42.1% 2.30x 16.8%

An “Anchor Trigger Event” will commence when any Anchor Tenant: (i) (A) has “gone dark”, other than a temporary closure in connection with (x) restoration, repair or renovation, (y) compliance with applicable law, regulations and/or governmental mandates or (z) an event of force majeure for any reason not to exceed 60 days or (B) has vacated its anchor parcel; (ii) is the subject of a bankruptcy action; (iii) terminates, surrenders or cancels its lease; or (iv) fails to renew its lease 12 months prior to expiration and will expire (a) with respect to a trigger under clause (i) above, such Anchor Tenant operates the demised premises (to the extent not subject to any permitted subletting) for a period of no less than 30 consecutive operating days; (b) with respect to a trigger under clause (ii) above, (x) if the premises occupied by the Anchor Tenant are owned by such tenant, such bankruptcy action is dismissed or the Anchor Tenant has emerged from such bankruptcy action and is continuing to occupy its premises or a substantial portion thereof or (y) if the premises occupied by the Anchor Tenant are leased by such tenant from the borrowers, such lease is accepted and affirmed by the Anchor Tenant in the bankruptcy action; (c) with respect to a trigger under clause (iii) above, such Anchor Tenant rescinds its notice of cancellation, termination or non-renewal in writing, (d) with respect to a trigger under clause (iv) above, such Anchor Tenant renews and/or extends its lease pursuant to the terms thereof, (e) for any Anchor Trigger Event, if such parcel is owned by the borrowers, the entire parcel or not less than 75% of the aggregate gross leasable square footage of the Anchor’s parcel (as set forth on a schedule to the Stonebriar Centre Whole Loan agreement) becomes owned or leased by one or more replacement tenants pursuant to leases entered into in accordance with the terms of the Stonebriar Centre Whole Loan documents or otherwise in each case reasonably approved by the lender (such approval not to be unreasonably withheld, conditioned or delayed), or (f) for any Anchor Trigger Event, the borrowers have satisfied the conditions set forth in the Stonebriar Centre Whole Loan documents with respect to the applicable parcel.

An “Anchor Tenant” includes (i) non-collateral anchors, Dillard’s, Macy’s and Nordstrom, (ii) collateral anchors, JCPenney and AMC Theatres, (iii) any tenant who occupies at least 75% of the space currently occupied by the foregoing after an acquisition of such space by the borrowers or one of their respective affiliates, and (iv) any replacement of either of the foregoing.

An “Acquired Parcel” is a fee simple or leasehold interest in a parcel at or adjacent to the shopping center of which the Stonebriar Centre Property is a part that is acquired in a substitution in accordance with the Stonebriar Centre Property Whole Loan documents.

An “Acquired Expansion Parcel” means any parcel of land, together with any improvements thereon located, (a) constituting an integral part of, or adjoining to, or proximately located near, the shopping center of which the Stonebriar Centre Property is a part, (b) that is not owned by the borrowers on the origination date of the Stonebriar Centre Whole Loan and (c) is not an Acquired Parcel and is acquired by the borrowers after the origination date of the Stonebriar Centre Whole Loan.

Substitution. The Stonebriar Centre Whole Loan permits the release of one or more portions of the Stonebriar Centre Property (an “Exchange Parcel”) and the corresponding acquisition of an Acquired Parcel (such action, a “Substitution”), subject to the satisfaction of certain requirements including (but not limited to) (i) no event of default exists, (ii) the Exchange Parcel is vacant, non-income producing and unimproved (unless waived by the lender), provided that this condition will not apply to any Exchange Parcel which is an Acquired Expansion Parcel, (iii) simultaneously with the substitution, the borrowers acquire the fee or leasehold interest in an Acquired Parcel that is reasonably equivalent in value to the Exchange Parcel (as evidenced by a letter of value provided by the borrowers) and is at or adjacent to the Stonebriar Centre Property, (iv) the borrowers deliver to the lender an officer’s certificate stating that certain of the representations and warranties in the Stonebriar Centre Whole Loan agreement are true and correct with respect to the Acquired Parcel, (v) the borrowers deliver such other restrictive covenants in recordable form to be recorded against the Exchange Parcel which would be satisfactory to a prudent lender acting reasonably, which restrict the use of the Release Parcel such that none of the exclusive use rights granted to any tenants pursuant to any of the leases are violated but only to the extent such exclusive use rights apply to the Exchange Parcel following the release of the same, (vi) the borrowers deliver a rating agency confirmation for such Substitution and (vii) satisfaction of customary REMIC requirements.

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Partial Release. The Stonebriar Centre Whole Loan documents permit the release of (i) one or more parcels (including “air rights” parcels), (ii) one or more Acquired Parcels (as defined below) or Acquired Expansion Parcels (as defined below) (each, a “Release Parcel”) provided that, among other things, (a) no event of default exists, (b) the borrowers deliver evidence reasonably satisfactory to the lender that the Release Parcel (x) has been legally subdivided (or that the borrowers have taken all action required to be taken in order for the Release Parcel to be legally subdivided), (y) is a separate tax lot (or the borrowers have taken all action required for the Release Parcel to be a separate tax lot), and (z) is not necessary for compliance with zoning, building, land use, parking or other legal requirements applicable to the Stonebriar Centre Property and (c) the Release Parcel is vacant, non-income producing and unimproved (unless waived by the lender), provided that this condition described in this clause (c) will not apply to any Release Parcel which is an Acquired Expansion Parcel.

Ground Lease. None.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

40

Various – Various Various Various, Various	Collateral Asset Summary – Loan No. 2 Churchill Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$85,000,000 51.1% 1.82x 10.8%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

41

Various – Various Various Various, Various	Collateral Asset Summary – Loan No. 2 Churchill Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$85,000,000 51.1% 1.82x 10.8%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

42

Various – Various Various Various, Various	Collateral Asset Summary – Loan No. 2 Churchill Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$85,000,000 51.1% 1.82x 10.8%
Mortgage Loan Information		Property Information
Loan Seller:	CREFI	Single Asset / Portfolio:	Portfolio
Loan Purpose:	Refinance	Property Type – Subtype(2):	Various - Various
Borrower Sponsor(s):	Barbi Benton Gradow	Collateral(3):	Fee
Borrower(s):	Regency MHC Holdings LLC	Location(2):	Various, Various
Original Balance:	$85,000,000	Year Built / Renovated(2):	Various / NAP
Cut-off Date Balance:	$85,000,000	Property Management:	The Churchill Group, Inc.
% by Initial UPB:	9.5%	Size:	7,254 Pads/Units
Interest Rate:	5.71000%	Appraised Value (As Is) / Per Unit:	$166,400,000 / $22,939
Note Date:	July 3, 2024	Appraisal Date(4):	Various
Original Term:	60 months	Occupancy:	75.1% (as of May 31, 2024)
Amortization:	Interest Only	UW Economic Occupancy:	76.2%
Original Amortization:	NAP	Underwritten NOI:	$9,205,283
Interest Only Period:	60 months	Underwritten NCF:	$8,961,932
First Payment Date:	August 6, 2024
Maturity Date:	July 6, 2029	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI:	$8,760,725 (TTM May 31, 2024)
Additional Debt Balance:	NAP	2023 NOI:	$8,610,852
Call Protection:	L(25),D(28),O(7)	2022 NOI:	$8,067,407
Lockbox / Cash Management:	Springing / Springing	2021 NOI:	NAV
Reserves(1)				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / Unit:	$11,718
Taxes:	$362,285	$90,571	NAP	Maturity Date Loan / Unit:	$11,718
Insurance:	$0	Springing	NAP	Cut-off Date LTV:	51.1%
Replacement Reserves:	$0	$20,079	NAP	Maturity Date LTV:	51.1%
TI / LC:	$0	$0	NAP	UW NOI DY:	10.8%
Deferred Maintenance:	$3,580,309	$0	NAP	UW NCF DSCR:	1.82x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$85,000,000	100.0%	Loan Payoff	$53,640,491	63.1%
			Return of Equity	19,228,783	22.6
			Closing Costs(5)	8,188,131	9.6
			Upfront Reserves	3,942,594	4.6
Total Sources	$85,000,000	100.0%	Total Uses	$85,000,000	100.0%
(1)	Please refer to “Initial and Ongoing Reserves” below for further discussion of reserve requirements.
(2)	See “Portfolio Summary” below.
(3)	The Churchill Portfolio Properties (as defined below) are owned in fee simple interest by the borrower, except that the borrower has a ground leasehold interest in a portion of the Canby Regency property comprising a water well and pump infrastructure. The ground lease has an annual payment of approximately $22,924 and expires on December 31, 2033. See “Ground Lease” below.
(4)	Appraisal Dates are between April 30, 2024 and May 15, 2024.
(5)	Closing Costs include a rate buydown fee of $4,887,500.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

43

Various – Various Various Various, Various	Collateral Asset Summary – Loan No. 2 Churchill Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$85,000,000 51.1% 1.82x 10.8%

The Loan. The second largest mortgage loan (the “Churchill Portfolio Mortgage Loan”) is secured by the borrower’s fee interest in a portfolio of 18 manufactured housing properties and 11 self storage properties totaling 7,254 units located across 15 states (the “Churchill Portfolio Properties”). The Churchill Portfolio Mortgage Loan is evidenced by two promissory notes with an aggregate outstanding principal balance as of the Cut-off Date of $85,000,000. The Churchill Portfolio Mortgage Loan was originated on July 3, 2024 by CREFI and accrues interest at a fixed rate of 5.71000% per annum. The Churchill Portfolio Mortgage Loan has an initial term of five-years and is interest-only for the full term. The scheduled maturity date of the Churchill Portfolio Mortgage Loan is the payment date that occurs on July 6, 2029.

The Properties. The Churchill Portfolio Properties consist of 29 properties across 15 states consisting of 18 manufactured housing communities totaling 2,605 pads located across 12 states and 11 self storage facilities totaling 4,649 units located across six states. As of the underwritten rent rolls dated May 31, 2024, the Churchill Portfolio Properties were 75.1% occupied.

The following table presents certain information relating to the Churchill Portfolio Properties:

Portfolio Summary
Property Name	Location(1)	Property Type(1)	Pads / Units(2)	Occupancy(2)	Year Built(1)	Allocated Cut-off Date Balance	Appraised Value	UW NOI(2)	% of UW NOI(2)
Rapid City Regency	Rapid City, SD	Manufactured Housing	207	98.6%	1997	$8,480,000	$13,900,000	$878,514	9.5%
Durango Regency	Durango, CO	Manufactured Housing	128	100.0%	1973	7,430,000	14,700,000	$755,520	8.2%
Canby Regency	Canby, OR	Manufactured Housing	121	100.0%	1972	6,130,000	11,900,000	$613,063	6.7%
Savannah Regency	Savannah, GA	Manufactured Housing	135	100.0%	1973	5,570,000	9,300,000	$588,969	6.4%
Douglasville Regency	Douglasville, GA	Manufactured Housing	169	82.8%	1960	5,490,000	10,200,000	$600,697	6.5%
Saint Marys Regency	Saint Marys, GA	Manufactured Housing	180	73.9%	1990	5,280,000	11,300,000	$596,605	6.5%
San Marcos Regency	San Marcos, TX	Manufactured Housing	133	94.0%	1965	4,840,000	7,800,000	$612,038	6.6%
Rock Springs Regency	Rock Springs, WY	Manufactured Housing	161	87.6%	1973	4,700,000	9,400,000	$492,314	5.3%
Oxford Regency	Oxford, ME	Manufactured Housing	133	94.7%	1970	3,970,000	7,300,000	$443,217	4.8%
Alpine Regency	Columbia, SC	Manufactured Housing	132	78.8%	1970	3,220,000	5,510,000	$342,818	3.7%
Dickson Regency	Dickson, TN	Manufactured Housing	80	86.3%	1968	2,970,000	4,900,000	$315,324	3.4%
Mora Regency	Mora, MN	Manufactured Housing	124	71.8%	1968	2,030,000	4,400,000	$279,376	3.0%
Montgomery Regency	Montgomery, AL	Manufactured Housing	122	77.9%	1972, 1988	1,790,000	3,510,000	$205,292	2.2%
Sioux City Regency	Sioux City, IA	Manufactured Housing	196	40.3%	1950	1,430,000	6,000,000	$165,616	1.8%
Iowa City Regency	Iowa City, IA	Manufactured Housing	230	43.5%	1971	1,370,000	6,000,000	$178,747	1.9%
Willmar West Regency	Willmar, MN	Manufactured Housing	109	58.7%	1972	1,200,000	2,330,000	$145,740	1.6%
Eagle Lake Regency	Eagle Lake, MN	Manufactured Housing	132	47.7%	1967	1,120,000	3,470,000	$131,160	1.4%
Old Town Regency	Old Town, ME	Manufactured Housing	113	70.8%	1970	470,000	3,230,000	$60,831	0.7%
Subtotal (MHC)			2,605	76.6%		$67,490,000	$135,150,000	$7,405,844	80.5%
Detroit	Detroit, MI	Self Storage	851	67.0%	1916, 1919	$3,430,000	$6,080,000	$307,929	3.3%
Baytown	Baytown, TX	Self Storage	527	63.9%	1987	2,350,000	4,270,000	$213,476	2.3%
Beaumont	Beaumont, TX	Self Storage	539	82.9%	2002, 2005	2,000,000	3,410,000	$236,491	2.6%
Waveland	Waveland, MS	Self Storage	444	70.3%	1982, 2006	1,800,000	3,120,000	$192,486	2.1%
Hwy 49	Gulfport, MS	Self Storage	407	85.0%	1986	1,770,000	3,260,000	$153,022	1.7%
San Juan	San Juan, TX	Self Storage	292	91.8%	1979, 1990, 2005	1,500,000	2,440,000	$306,431	3.3%
Pass Rd.	Gulfport, MS	Self Storage	379	70.7%	1970	1,370,000	2,410,000	$115,576	1.3%
Semmes	Semmes, Wilmer, AL	Self Storage	303	78.5%	1999	1,170,000	1,930,000	$98,218	1.1%
Memphis	Memphis, TN	Self Storage	323	75.9%	1987	1,020,000	1,770,000	$82,676	0.9%
Evansville	Evansville, IN	Self Storage	409	68.7%	1977	1,000,000	1,680,000	$97,434	1.1%
Gautier	Gautier, MS	Self Storage	175	79.4%	1981	100,000	880,000	($4,299)	0.0%
Subtotal (SS)			4,649	74.2%		$17,510,000	$31,250,000	$1,799,439	19.5%
Total			7,254	75.1%		$85,000,000	$166,400,000	$9,205,283	100.0%
(1)	Source: Appraisals.
(2)	Based on the underwritten rent rolls dated May 31, 2024.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

44

Various – Various Various Various, Various	Collateral Asset Summary – Loan No. 2 Churchill Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$85,000,000 51.1% 1.82x 10.8%

The following table presents certain information relating to the unit mix at the Churchill Portfolio Properties:

Unit Mix
Property Name	Property Type	Pads / Units	% of Total	Occupied Pads / Units(1)	Occupancy	Average Monthly Rental Rate
Rapid City Regency	Manufactured Housing	207	2.9%	204	98.6%	$467
Durango Regency	Manufactured Housing	128	1.8%	128	100.0%	$709
Canby Regency	Manufactured Housing	121	1.7%	121	100.0%	$720
Savannah Regency	Manufactured Housing	135	1.9%	135	100.0%	$441
Douglasville Regency	Manufactured Housing	169	2.3%	140	82.8%	$481
Saint Marys Regency(2)	Manufactured Housing	180	2.5%	133	73.9%	$685
San Marcos Regency	Manufactured Housing	133	1.8%	125	94.0%	$506
Rock Springs Regency	Manufactured Housing	161	2.2%	141	87.6%	$434
Oxford Regency	Manufactured Housing	133	1.8%	126	94.7%	$468
Alpine Regency	Manufactured Housing	132	1.8%	104	78.8%	$398
Dickson Regency	Manufactured Housing	80	1.1%	69	86.3%	$452
Mora Regency	Manufactured Housing	124	1.7%	89	71.8%	$396
Montgomery Regency	Manufactured Housing	122	1.7%	95	77.9%	$341
Sioux City Regency	Manufactured Housing	196	2.7%	79	40.3%	$387
Iowa City Regency	Manufactured Housing	230	3.2%	100	43.5%	$430
Willmar West Regency	Manufactured Housing	109	1.5%	64	58.7%	$408
Eagle Lake Regency	Manufactured Housing	132	1.8%	63	47.7%	$385
Old Town Regency	Manufactured Housing	113	1.6%	80	70.8%	$354
Subtotal (MHC)		2,605	35.9%	1,996	76.6%	$484
Detroit	Self Storage	851	11.7%	570	67.0%	$102
Baytown	Self Storage	527	7.3%	337	63.9%	$103
Beaumont	Self Storage	539	7.4%	447	82.9%	$104
Waveland	Self Storage	444	6.1%	312	70.3%	$109
Hwy 49	Self Storage	407	5.6%	346	85.0%	$93
San Juan	Self Storage	292	4.0%	268	91.8%	$135
Pass Rd.	Self Storage	379	5.2%	268	70.7%	$89
Semmes	Self Storage	303	4.2%	238	78.5%	$95
Memphis	Self Storage	323	4.5%	245	75.9%	$102
Evansville	Self Storage	409	5.6%	281	68.7%	$70
Gautier	Self Storage	175	2.4%	139	79.4%	$94
Subtotal (SS)		4,649	64.1%	3,451	74.2%	$100
Total		7,254	100.0%	5,447	75.1%	$241
(1)	Approximately 242 of the 2,605 manufactured housing pads at the Churchill Portfolio Properties are occupied by manufactured homes (the “Owned Mobile Homes”) that are owned by an affiliate of the borrower (the “Churchill Master Tenant”). The borrower leases the pads occupied by the Owned Mobile Homes to the Churchill Master Tenant under a master lease (the “Churchill Master Lease”) and the Churchill Master Tenant leases the Owned Mobile Homes to the occupants of such Owned Mobile Homes. The Churchill Master Lease provides that it is in place until the indefeasible payment in full of the Churchill Portfolio Mortgage Loan. Pursuant to the Churchill Master Lease the Churchill Master Tenant pays the borrower (i) $578 per month for each pad on which an Owned Mobile Home is located and (ii) all income actually received by the Churchill Master Tenant from the Owned Mobile Homes. Pursuant to the Churchill Portfolio Mortgage Loan documents, the Churchill Master Tenant is permitted to acquire new manufactured housing units provided that (i) such manufactured housing units do not exceed 25% of all manufactured housing units on the Churchill Portfolio Properties (in the aggregate) and (ii) such additional manufactured housing units are at all times located on pads that are subject to the Churchill Master Lease. The Churchill Master Tenant may sell Owned Mobile Homes to a third party resident meeting the borrower’s resident leasing criteria who enters into a pad lease with the borrower at its then market rental rate (in which case such manufactured housing unit will no longer be subject to the Churchill Master Lease).
(2)	The Saint Mary’s Regency property is primarily a rental property with substantially all the manufactured housing units at the property being Owned Mobile Homes.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

45

Various – Various Various Various, Various	Collateral Asset Summary – Loan No. 2 Churchill Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$85,000,000 51.1% 1.82x 10.8%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Churchill Portfolio Properties:

Cash Flow Analysis(1)
	2022	2023	TTM 5/31/2024	U/W	U/W Per Unit
Base Rent	$14,180,856	$15,019,266	$15,313,852	$15,753,643(2)	$2,172
Potential Income from Vacant Space	0	0	0	4,913,304	$677
Gross Potential Rent	$14,180,856	$15,019,266	$15,313,852	$20,666,947	$2,849
Other Income(3)	667,951	836,902	870,795	936,045	$129
Total Gross Income	$14,848,807	$15,856,168	$16,184,648	$21,602,992	$2,978
(Vacancy / Credit Loss)	0	0	0	(4,913,304)	($677)
Effective Gross Income	$14,848,807	$15,856,168	$16,184,648	$16,689,688	$2,301
Management Fee	445,464	475,685	485,539	500,691	$69
Real Estate Taxes	1,094,036	1,091,168	1,112,166	1,088,516	$150
Insurance	615,306	580,708	592,887	825,129	$114
Other Expenses(4)	4,626,594	5,097,755	5,233,331	5,070,069	$699
Total Expenses	$6,781,400	$7,245,316	$7,423,923	$7,484,405	$1,032
Net Operating Income	$8,067,407	$8,610,852	$8,760,725	$9,205,283	$1,269
Replacement Reserves	0	0	0	243,352	$34
Net Cash Flow	$8,067,407	$8,610,852	$8,760,725	$8,961,932	$1,235

Occupancy (%)	76.4%	76.6%	75.1%(5)	76.2%(6)
NCF DSCR	1.64x	1.75x	1.78x	1.82x
NOI Debt Yield	9.5%	10.1%	10.3%	10.8%
(1)	Based on the underwritten rent roll dated May 31, 2024.
(2)	U/W Base Rent includes $1,679,707 of rent payable for mobile home pads rented from the borrower by the Churchill Master Tenant under the Churchill Master Lease.
(3)	Other Income includes income for home rental and lease-to-own income, late/insufficient funds charges, laundry and pet income, and miscellaneous income. Underwritten Other Income includes $565,455 of rent payable by the Churchill Master Tenant for the Owned Mobile Homes under the Churchill Master Lease.
(4)	Other Expenses are comprised of payroll and benefits, repairs and maintenance, utilities, advertising and marketing, general and administrative, legal and professional, ground rent, and other miscellaneous expenses.
(5)	Represents most recent occupancy as of May 31, 2024.
(6)	U/W Occupancy represents economic occupancy.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

46

Various – Various Various Various, Various	Collateral Asset Summary – Loan No. 2 Churchill Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$85,000,000 51.1% 1.82x 10.8%

Appraisal. According to the appraisals dated between April 30, 2024 and May 15, 2024, the Churchill Portfolio Properties had an aggregate “as-is” appraised value of $166,400,000. Based on the aggregate “as-is” appraised value of $166,400,000, the Cut-off Date LTV and Maturity Date LTV for the Churchill Portfolio Loan are 51.1%.

Churchill Portfolio Appraised Value(1)
Property	Value	Capitalization Rate
Rapid City Regency	$13,900,000	6.00%
Durango Regency	14,700,000	5.50%
Canby Regency	11,900,000	5.50%
Savannah Regency	9,300,000	6.00%
Douglasville Regency	10,200,000	6.00%
Saint Marys Regency	11,300,000	6.75%
San Marcos Regency	7,800,000	6.00%
Rock Springs Regency	9,400,000	6.00%
Oxford Regency	7,300,000	6.50%
Alpine Regency	5,510,000	6.75%
Dickson Regency	4,900,000	6.25%
Mora Regency	4,400,000	6.75%
Montgomery Regency	3,510,000	6.75%
Sioux City Regency	6,000,000	7.00%
Iowa City Regency	6,000,000	7.00%
Willmar West Regency	2,330,000	7.00%
Eagle Lake Regency	3,470,000	7.00%
Old Town Regency	3,230,000	7.00%
Subtotal (MHC)	$135,150,000	6.23%
Detroit	$6,080,000	7.00%
Baytown	4,270,000	7.00%
Beaumont	3,410,000	7.00%
Waveland	3,120,000	7.00%
Hwy 49	3,260,000	7.00%
San Juan	2,440,000	7.00%
Pass Rd.	2,410,000	7.00%
Semmes	1,930,000	7.00%
Memphis	1,770,000	7.00%
Evansville	1,680,000	7.00%
Gautier	880,000	7.00%
Subtotal (SS)	$31,250,000	7.00%
Total / Wtd. Avg.	$166,400,000	6.37%
(1)	Source: Appraisals.

Environmental Matters. According to the Phase I environmental reports, dated between May 30, 2024 and June 4, 2024, there was no evidence of any recognized environmental conditions at the Churchill Portfolio Properties.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

47

Various – Various Various Various, Various	Collateral Asset Summary – Loan No. 2 Churchill Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$85,000,000 51.1% 1.82x 10.8%

The Market. The 29 properties comprising the Churchill Portfolio Properties are located across 15 states and have the following state concentrations: Georgia (three properties, 19.4% of UW NOI), Texas (four properties, 14.9% of UW NOI), South Dakota (one property, 9.5% of UW NOI), Colorado (one property, 8.2% of UW NOI), Oregon (one property, 6.7% of UW NOI), Minnesota (three properties, 6.0% of UW NOI), Maine (two properties, 5.5% of UW NOI), Wyoming (one property, 5.3% of UW NOI), Mississippi (four properties, 5.0% of UW NOI), Tennessee (two properties, 4.3% of UW NOI), South Carolina (one property, 3.7% of UW NOI), Iowa (two properties, 3.7% of UW NOI), Alabama (two properties, 3.3% of UW NOI), Michigan (one property, 3.3% of UW NOI) and Indiana (one property, 1.1% of UW NOI).

The following table includes information regarding the demographics of each immediate trade area for the individual Churchill Portfolio Properties:

Demographic Summary(1)
			Population		Average Household Income
Property Name	Property Type	Location	3-Mile	5-Mile	3-Mile	5-Mile
Rapid City Regency	Manufactured Housing	Rapid City, SD	50,350	76,135	$72,675	$80,359
Durango Regency	Manufactured Housing	Durango, CO	3,084	4,153	$123,980	$119,204
Canby Regency	Manufactured Housing	Canby, OR	21,523	75,137	$122,577	$128,073
Savannah Regency	Manufactured Housing	Savannah, GA	62,932	119,599	$89,075	$87,033
Douglasville Regency	Manufactured Housing	Douglasville, GA	34,344	99,314	$75,946	$86,639
Saint Marys Regency	Manufactured Housing	Saint Marys, GA	22,856	37,883	$89,937	$91,827
San Marcos Regency	Manufactured Housing	San Marcos, TX	47,046	77,569	$50,499	$61,470
Rock Springs Regency	Manufactured Housing	Rock Springs, WY	4,295	14,091	$99,693	$95,216
Oxford Regency	Manufactured Housing	Oxford, ME	3,244	9,064	$76,219	$77,739
Alpine Regency	Manufactured Housing	Columbia, SC	43,060	104,150	$83,936	$87,641
Dickson Regency	Manufactured Housing	Dickson, TN	14,913	23,094	$74,639	$82,581
Mora Regency	Manufactured Housing	Mora, MN	5,385	6,931	$78,331	$81,395
Montgomery Regency	Manufactured Housing	Montgomery, AL	58,015	119,996	$68,373	$78,112
Sioux City Regency	Manufactured Housing	Sioux City, IA	45,437	95,974	$78,019	$79,585
Iowa City Regency	Manufactured Housing	Iowa City, IA	22,305	82,136	$80,489	$86,943
Willmar West Regency	Manufactured Housing	Willmar, MN	18,152	24,082	$74,666	$78,339
Eagle Lake Regency	Manufactured Housing	Eagle Lake, MN	3,991	19,414	$103,464	$99,250
Old Town Regency	Manufactured Housing	Old Town, ME	18,125	21,887	$71,467	$75,281
Detroit	Self Storage	Detroit, MI	69,267	165,366	$65,998	$59,782
Baytown	Self Storage	Baytown, TX	15,726	46,290	$136,217	$134,023
Beaumont	Self Storage	Beaumont, TX	53,990	105,027	$81,194	$83,265
Waveland	Self Storage	Waveland, MS	NAV	NAV	NAV	NAV
Hwy 49	Self Storage	Gulfport, MS	28,116	74,158	$54,042	$68,119
San Juan	Self Storage	San Juan, TX	92,659	203,716	$63,990	$67,585
Pass Rd.	Self Storage	Gulfport, MS	34,804	82,046	$73,144	$70,218
Semmes	Self Storage	Semmes, Wilmer, AL	NAV	36,497	$75,774	$74,140
Memphis	Self Storage	Memphis, TN	68,962	185,529	$62,251	$70,866
Evansville	Self Storage	Evansville, IN	56,391	124,679	$75,894	$74,160
Gautier	Self Storage	Gautier, MS	14,335	25,102	$76,104	$87,721
Wtd. Avg. (based on UW NOI)(2)			33,362	70,411	$85,113	$88,181
(1)	Source: Appraisals.
(2)	Weighted Averages exclude properties where information is not available.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

48

Various – Various Various Various, Various	Collateral Asset Summary – Loan No. 2 Churchill Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$85,000,000 51.1% 1.82x 10.8%

The Borrower and the Borrower Sponsor. The borrower is Regency MHC Holdings LLC, a Delaware limited liability company and single purpose entity having at least one independent director in its organizational structure. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Churchill Portfolio Mortgage Loan. The borrower sponsor and non-recourse carveout guarantor is Barbi Benton Gradow of The Churchill Group, Inc. (“Churchill Group”). The Churchill Group owns and operates manufactured housing communities and self storage properties across the United States.

Property Management. The Churchill Portfolio Properties are managed by The Churchill Group, Inc., an affiliate of the borrower sponsor.

Initial and Ongoing Reserves. At origination of the Churchill Portfolio Mortgage Loan, the borrower deposited: (i) $3,580,309 into an immediate repairs reserve and (ii) approximately $362,285 into a tax reserve.

Tax Reserve – The borrower is required to deposit into a real estate tax reserve, on a monthly basis, 1/12th of the taxes that the lender estimates will be payable over the next-ensuing 12-month period (initially estimated to be approximately $90,571).

Insurance Reserve – At the option of the lender, if the liability or casualty policies covering the Churchill Portfolio Properties are not approved blanket or umbrella policies, the borrower will be required to deposit into an insurance reserve, on a monthly basis, 1/12th of the amount which will be sufficient to pay the insurance premiums due for the renewal of coverage afforded by such policies.

Replacement Reserve – The borrower is required to deposit into a replacement reserve, on a monthly basis, approximately $20,079.

Lockbox / Cash Management. The Churchill Portfolio Mortgage Loan is structured with a springing lockbox and springing cash management. Upon the first occurrence of a Trigger Period (as defined below), the borrower is required to establish a lender-controlled lockbox account, and is thereafter required to deposit, or cause the property manager to deposit, immediately upon receipt, all revenue received by the borrower or the property manager into such lockbox. Upon the first occurrence of a Trigger Period, the borrower is required to deliver a notice to all credit card companies and credit card banks with which the borrower or property manager has entered into a merchant’s agreement with respect to the Churchill Portfolio Properties directing them to remit all payments into the lender-controlled lockbox account. In addition, upon the first occurrence of a Trigger Period, the lender is required to establish a lender-controlled cash management account. All funds deposited into the lockbox account are required to be transferred on each business day to or at the direction of the borrower, unless a Trigger Period exists, in which case such funds will be required to be transferred to such lender-controlled cash management account, to be applied and disbursed in accordance with the Churchill Portfolio Mortgage Loan documents, and all excess cash flow funds remaining in the cash management account after the application of such funds in accordance with the Churchill Portfolio Mortgage Loan documents are required to be held by the lender in an excess cash flow reserve account as additional collateral for the Churchill Portfolio Mortgage Loan. Upon the cure of the applicable Trigger Period, so long as no other Trigger Period exists, the lender is required to return any amounts remaining on deposit in the excess cash flow reserve account to the borrower. On not more than one occasion during the term of the Churchill Portfolio Mortgage Loan, if a Trigger Period ceases to exist, the borrower may deactivate the lockbox account; provided that if a Trigger Period again occurs, the borrower will be required to take the same actions to establish a lockbox account that it was required to take with respect to the first Trigger Period. Upon an event of default under the Churchill Portfolio Mortgage Loan documents, the lender may apply funds in the accounts to the debt in such priority as it may determine.

A “Trigger Period” means a period (A) commencing upon the earlier of (i) the occurrence and continuance of an event of default, and (ii) the debt service coverage ratio falling below 1.20x (on an interest-only basis), and (B) expiring upon (a) with regard to any Trigger Period commenced in connection with clause (i) above, the cure (if applicable) of such event of default, and (b) with regard to any Trigger Period commenced in connection with clause (ii) above, the date that the debt service coverage ratio is equal to or greater than 1.25x (on an interest-only basis) for two consecutive calendar quarters.

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. Following the date that is two years after the closing date of the Benchmark 2024-V9 securitization, the borrower is permitted to obtain the release of one or more individual Churchill Portfolio Properties upon satisfaction of the following conditions, among others: (i) the defeasance of a release amount equal to the greater of (a) 110% of the allocated loan amount of the individual Churchill Portfolio Property being released or (b) 100% of the applicable net sales proceeds of such individual Churchill Portfolio Property, (ii) after the release, the debt service coverage ratio with respect to the remaining Churchill Portfolio Properties is greater than the greater of (a) the debt service coverage ratio of all Churchill Portfolio Properties immediately prior to the release and (b) 1.85x, (iii) after the release, the debt yield with respect to the remaining Churchill Portfolio Properties is greater than the greater of (a) the debt yield of all Churchill Portfolio Properties immediately prior to the release and (b) 10.54%, and (iv) conditions related to REMIC compliance.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

49

Various – Various Various Various, Various	Collateral Asset Summary – Loan No. 2 Churchill Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$85,000,000 51.1% 1.82x 10.8%

Ground Lease. The individual Churchill Portfolio Property known as Canby Regency is a manufactured housing property as to which the manufactured homes are located on land owned in fee by the borrower. However, a portion of the Canby Regency property, which is used for a water well and pump infrastructure that provides water to the manufactured housing community, is a ground leasehold interest under a ground lease that expires on December 31, 2033. The ground lease provides for annual ground rent of approximately $22,924 and increases annually by 5% on January 1 of each year. Such ground lease lacks certain customary leasehold lender protections. See “Description of the Mortgage Pool—Mortgage Pool Characteristics—Fee & Leasehold Interests; Ground Leases” in the Preliminary Prospectus for additional information.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

50

Various – Various Various Various, Various	Collateral Asset Summary – Loan No. 3 Memphis and Chicago Industrial Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 55.8% 1.55x 11.2%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

51

Various – Various Various Various, Various	Collateral Asset Summary – Loan No. 3 Memphis and Chicago Industrial Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 55.8% 1.55x 11.2%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

52

Various – Various Various Various, Various	Collateral Asset Summary – Loan No. 3 Memphis and Chicago Industrial Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 55.8% 1.55x 11.2%
Mortgage Loan Information		Property Information
Loan Seller:	CREFI	Single Asset / Portfolio:	Portfolio
Loan Purpose:	Refinance	Property Type – Subtype:	Various - Various
Borrower Sponsor(s):	Olymbec USA LLC and Olymbec Investments Inc.	Collateral:	Fee
Borrower(s):	Olymbec Southaven LLC, Olymbec Keystone LLC and Olymbec Space Center LLC	Location(2):	Various, Various
Original Balance:	$75,000,000	Year Built / Renovated(2):	Various / NAP
Cut-off Date Balance:	$75,000,000	Property Management(3):	Various
% by Initial UPB:	8.4%	Size:	2,977,028 SF
Interest Rate:	6.78000%	Appraised Value (As Is) / Per SF:	$134,300,000 / $45
Note Date:	July 2, 2024	Appraisal Date(4):	Various
Original Term:	60 months	Occupancy(5):	89.0% (as of Various)
Amortization:	Interest Only	UW Economic Occupancy:	86.4%
Original Amortization:	NAP	Underwritten NOI:	$8,422,762
Interest Only Period:	60 months	Underwritten NCF:	$7,976,208
First Payment Date:	August 6, 2024
Maturity Date:	July 6, 2029	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI:	$7,931,332 (TTM April 30, 2024)
Additional Debt Balance:	NAP	2023 NOI:	$7,914,151
Call Protection:	L(25),D(32),O(3)	2022 NOI:	$7,521,237
Lockbox / Cash Management:	Hard / Springing	2021 NOI:	$7,429,127
Reserves(1)				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$25
Taxes:	$212,145	$53,036	NAP	Maturity Date Loan / SF:	$25
Insurance:	$0	Springing	NAP	Cut-off Date LTV:	55.8%
Replacement Reserves:	$0	$37,213	$1,500,000	Maturity Date LTV:	55.8%
TI / LC:	$2,500,000	Springing	$500,000	UW NOI DY:	11.2%
Deferred Maintenance:	$143,750	$0	NAP	UW NCF DSCR:	1.55x
Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$75,000,000	100.0%	Loan Payoff	$45,686,099	60.9%
			Borrower Sponsor Equity	24,382,755	32.5
			Upfront Reserves	2,855,895	3.8
			Closing Costs(6)	2,075,252	2.8
Total Sources	$75,000,000	100.0%	Total Uses	$75,000,000	100.0%
(1)	Please refer to “Initial and Ongoing Reserves” below for further discussion of reserve requirements.
(2)	See “Portfolio Summary” below.
(3)	The 8374 North 4000 East Road, Space Centre Industrial Park, 8800 Rostin Road and Southaven Industrial Park properties are self-managed. The Keystone Office Park property is managed by Jones Lang LaSalle Americas, Inc., a third-party property management company.
(4)	Appraisal Dates are between May 30, 2024 and June 14, 2024.
(5)	Occupancy is based on the underwritten rent rolls dated from May 1, 2024 to August 6, 2024.
(6)	Closing Costs include a rate buydown fee of $750,000.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

53

Various – Various Various Various, Various	Collateral Asset Summary – Loan No. 3 Memphis and Chicago Industrial Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 55.8% 1.55x 11.2%

The Loan. The third largest mortgage loan (the “Memphis and Chicago Industrial Portfolio Mortgage Loan”) is secured by the borrowers’ fee interest in a portfolio of four industrial properties and one office property totaling 2,977,028 square feet located in Tennessee, Illinois, Mississippi and Indiana (the “Memphis and Chicago Industrial Portfolio Properties”). The Memphis and Chicago Industrial Portfolio Mortgage Loan is evidenced by a single promissory note with an outstanding principal balance as of the Cut-off Date of $75,000,000. The Memphis and Chicago Industrial Portfolio Mortgage Loan was originated on July 2, 2024 by CREFI and accrues interest at a fixed rate of 6.78000% per annum. The Memphis and Chicago Industrial Portfolio Mortgage Loan has an initial term of five-years and is interest-only for the full term. The scheduled maturity date of the Memphis and Chicago Industrial Portfolio Mortgage Loan is the payment date that occurs on July 6, 2029.

The Properties. The Memphis and Chicago Industrial Portfolio Properties are comprised of four industrial properties totaling 2,861,286 square feet and an office property totaling 115,742 square feet. The Memphis and Chicago Industrial Portfolio Properties are located in Tennessee, Illinois, Mississippi and Indiana. As of the underwritten rent rolls dated from May 1, 2024 to August 6, 2024, the Memphis and Chicago Industrial Portfolio Properties were 89.0% occupied by 54 tenants.

At origination of the Memphis and Chicago Industrial Portfolio Mortgage Loan, a master lease agreement was executed by the guarantors, as tenant, and the borrowers, as landlord, pursuant to which the guarantors will be obligated to pay rent in the amount of at least the underwritten gross rent for the tenants TransformCo (as defined below), Nickey Warehouses, Inc. and Terex Corporation (in each case to the extent that such tenant is not in fact paying and/or performing such obligations, and throughout the term of such master lease which ends July 6, 2034, regardless of whether the related underlying lease has expired or terminated).

The following table presents certain information relating to the Memphis and Chicago Industrial Portfolio Properties:

	Portfolio Summary
Property Name	Location	Year Built / Renovated(1)	Sq. Ft.(2)	Occupancy(2)	Allocated Cut-off Date Balance	% of Allocated Cut-off Date Balance	Appraised Value(1)	U/W NOI(2)	% of U/W NOI(2)
8374 North 4000 East Road	Manteno, IL	2002 / NAP	819,960	100.0%	23,000,000	30.7%	41,900,000	$2,488,976	29.6%
Space Centre Industrial Park	Memphis, TN	1956-1973 / NAP	1,088,244	74.8%	18,000,000	24.0%	41,000,000	1,859,082	22.1%
8800 Rostin Road	Southaven, MS	1974 / NAP	508,700	100.0%	16,500,000	22.0%	24,400,000	1,780,450	21.1%
Southaven Industrial Park	Memphis, TN	1972, 1986, 1989, 1995 / NAP	444,382	94.6%	13,500,000	18.0%	20,500,000	1,590,823	18.9%
Keystone Office Park	Carmel, IN	1986, 2003 / NAP	115,742	75.2%	4,000,000	5.3%	6,500,000	703,431	8.4%
Total / Wtd. Avg.			2,977,028	89.0%	$75,000,000	100.0%	$134,300,000	$8,422,762	100.0%
(1)	Source: Appraisal.
(2)	Based on the underwritten rent rolls dated from May 1, 2024 to August 6, 2024.

8374 North 4000 East Road

The 8374 North 4000 East Road property is an 819,960 square foot, single-story, warehouse/distribution center located in Manteno, Illinois. The property was built in 2002 and is situated on a 115.0-acre site approximately 52 miles south of Chicago, Illinois. The building contains 35-foot clear heights, 142 dock-high doors, and two drive in doors. As of August 6, 2024, the 8374 North 4000 East Road property was 100.0% occupied by TransformCo with a lease expiring December 31, 2025.

Space Centre Industrial Park

The Space Centre Industrial Park property is comprised of eight single-story warehouse buildings with an aggregate of 1,088,244 square feet, located in Memphis, Tennessee. The property was built in phases from 1956 to 1973 and is situated on a 61.3-acre site. The buildings contain 18 to 20-foot clear heights, 326 dock-high doors, and 17 drive in doors. As of May 1, 2024, the Space Centre Industrial Park property was 74.8% occupied by five tenants. Top tenants at the Space Centre Industrial Park property include Nickey Warehouses, Spa Parts Plus Ltd. and Hackbarth Delivery Service.

8800 Rostin Road

The 8800 Rostin Road property is a 508,700 square foot, single-story, warehouse/distribution center located in Southaven, Mississippi. The property was built in 1974 and is situated on an approximately 24.8-acre site approximately 14 miles south of Memphis, Tennessee. The building contains 32-foot clear heights, 47 dock-high doors, and two drive in doors. As of August 6, 2024, the 8800 Rostin Road

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

54

Various – Various Various Various, Various	Collateral Asset Summary – Loan No. 3 Memphis and Chicago Industrial Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 55.8% 1.55x 11.2%

property was 100.0% occupied by Terex Corporation, which has been at the 8800 Rostin Road property since March 2010 and has a current lease term through February 2030.

Southaven Industrial Park

The Southaven Industrial Park property is comprised of four single story warehouse/distribution buildings with an aggregate of 444,382 square feet, located in Memphis, Tennessee. The property was built in phases from 1972 to 1995 and is situated on an approximately 31.3-acre site. The buildings contain 18 to 24-foot clear heights, 93 dock-high doors, and 17 drive in doors. As of May 1, 2024, the Southaven Industrial Park property was 94.6% occupied by 11 tenants. Top tenants at the Southaven Industrial Park property include K & C Warehouse, LLC, Jacob Tubing LP, and Elegant Granite and Cabinet Inc.

Keystone Office Park

The Keystone Office Park property is a 115,742 square foot office park comprised of three two-story and two-one story buildings located in Carmel, Indiana. The property was built in phases from 1986 to 2003 and is situated on an approximately 12.7-acre site. As of July 1, 2024, the Keystone Office Park property was 75.2% occupied by 36 tenants, with no tenant accounting for more than 5.0% of property net rentable area. Top tenants at the Keystone Office Park Property include Market Street Wealth Management Advisors, LLC, UFCW Local 700 and Senex Services Corp.

Major Tenants. The three largest tenants based on underwritten base rent are Transform Distribution Center Holdco LLC (“TransformCo”), Nickey Warehouses, Inc. (“Nickey Warehouses”) and Terex Corporation.

TransformCo (819,960 square feet; 27.5% of portfolio net rentable area; 24.9% of portfolio underwritten base rent) TransformCo is a distributor for Transform SR Brands LLC dba TransformCo. TransformCo is an integrated retailer focused on connecting the digital and physical shopping experiences. The privately held company was established in 2019 to acquire some of the assets of Sears Holdings Corporation, with its current subsidiaries consisting of Sears, Kmart, Shop Your Way, and Kenmore. TransformCo has been at the 8374 North 4000 East Road property since December 2020 and has a current lease term through December 2025 with one, five-year renewal option and no termination options.

Nickey Warehouses (711,181 square feet; 23.9% of portfolio net rentable area; 19.5% of portfolio underwritten base rent) Founded in 1940, Nickey Warehouses is a third-party logistics provider with over three million square feet of warehousing space across Memphis, Tennessee and Mobile, Alabama. Nickey Warehouses has been at the Space Centre Industrial Park property since December 2003 and currently leases 450,841 square feet of space that expires in May 2025 and 260,340 square feet of space that expires in August 2025 with no renewal options and no termination options.

Terex Corporation (508,700 square feet; 17.1% of portfolio net rentable area; 17.8% of portfolio underwritten base rent) Founded in 1933, Terex Corporation is a manufacturer of materials processing machinery and aerial work platforms that designs, builds, and supports products used in construction, maintenance, manufacturing, energy, recycling, minerals, and materials management applications. Terex Corporation has been at the 8800 Rostin Road property since March 2010 and has a current lease term through February 2030 with no renewal or termination options.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

55

Various – Various Various Various, Various	Collateral Asset Summary – Loan No. 3 Memphis and Chicago Industrial Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 55.8% 1.55x 11.2%

The following table presents certain information relating to the largest tenants at the Memphis and Chicago Industrial Portfolio Properties:

	Tenant Summary(1)
Tenant	Property	Credit Rating (Moody’s/ S&P/Fitch)(2)	Net Rentable Area (SF)	% of Portfolio Net Rentable Area	U/W Base Rent	U/W Base Rent Per SF	% of Portfolio U/W Base Rent	Lease Expiration	Termination Option (Y/N)	Renewal Option
TransformCo(3)	8374 North 4000 East Road	NR/NR/NR	819,960	27.5%	$2,488,976	$3.04	24.9%	12/31/2025	N	1 x 5 Yr
Nickey Warehouses (3)(4)	Space Centre Industrial Park	NR/NR/NR	711,181	23.9	1,953,227	$2.75	19.5	Various	N	None
Terex Corporation(3)	8800 Rostin Road	Ba3/BB/NR	508,700	17.1	1,780,450	$3.50	17.8	2/28/2030	N	None
K & C Warehouse, LLC	Southaven Industrial Park	NR/NR/NR	146,881	4.9	599,275	$4.08	6.0	8/31/2028	N	1 x 3 Yr
Jacob Tubing LP	Southaven Industrial Park	NR/NR/NR	50,232	1.7	213,486	$4.25	2.1	6/30/2031	N	2 x 3 Yr
Elegant Granite and Cabinet Inc.	Southaven Industrial Park	NR/NR/NR	66,891	2.2	200,613	$3.00	2.0	2/28/2030	N	None
Spa Parts Plus Ltd.	Space Centre Industrial Park	NR/NR/NR	48,840	1.6	200,244	$4.10	2.0	2/28/2025	N	2 x 3 Yr
Stericycle, Inc.	Southaven Industrial Park	NR/BB/BB	39,883	1.3	197,421	$4.95	2.0	5/31/2028	N	None
Staples Contract & Commercial LLC	Southaven Industrial Park	NR/NR/NR	34,220	1.1	155,701	$4.55	1.6	4/30/2029	N	2 x 5 Yr
Hackbarth Delivery Service	Space Centre Industrial Park	NR/NR/NR	37,492	1.3	134,971	$3.60	1.3	4/30/2025	N	1 x 2 Yr
Largest Tenants			2,464,280	82.8%	$7,924,364	$3.22	79.2%
Remaining Occupied			186,248	6.3	2,074,897	$11.14	20.8
Total Occupied			2,650,528	89.0%	$9,999,261	$3.77	100.0%
Vacant			326,500	11.0
Total			2,977,028	100.0%
(1)	Based on the underwritten rent rolls dated from May 1, 2024 to August 6, 2024, with rent steps through July 1, 2025.
(2)	In certain instances, ratings provided are those of the parent company of the entity shown, whether or not the parent company guarantees the lease.
(3)	At origination of the Memphis and Chicago Industrial Portfolio Mortgage Loan, a master lease agreement was executed by the guarantors, as tenant, and the borrowers, as landlord, pursuant to which the guarantors will be obligated to pay rent in the amount of at least the underwritten gross rent for the tenants TransformCo, Nickey Warehouses and Terex Corporation as set forth in a schedule to such master lease (in each case to the extent that such tenant is not in fact paying and/or performing such obligations, and throughout the term of such master lease which ends July 6, 2034, regardless of whether the related underlying lease has expired or terminated).
(4)	Nickey Warehouses leases 450,841 SF of space that expires in May 2025 and 260,340 SF of space that expires in August 2025.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

56

Various – Various Various Various, Various	Collateral Asset Summary – Loan No. 3 Memphis and Chicago Industrial Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 55.8% 1.55x 11.2%

The following table presents certain information relating to the lease rollover schedule at the Memphis and Chicago Industrial Portfolio Properties, based on initial lease expiration dates:

Lease Rollover Schedule(1)(2)
Year	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Number of Leases Expiring
MTM	4,304	0.1%	0.1%	74,362	0.7%	$17.28	2
2024	11,986	0.4	0.5%	112,855	1.1	$9.42	2
2025	1,682,123	56.5	57.1%	5,320,248	53.2	$3.16	16
2026	31,452	1.1	58.1%	453,362	4.5	$14.41	8
2027	23,278	0.8	58.9%	201,201	2.0	$8.64	6
2028	207,603	7.0	65.9%	1,005,201	10.1	$4.84	6
2029	51,286	1.7	67.6%	461,585	4.6	$9.00	8
2030	575,591	19.3	86.9%	1,981,063	19.8	$3.44	2
2031	53,784	1.8	88.7%	261,438	2.6	$4.86	2
2032	3,171	0.1	88.8%	42,809	0.4	$13.50	1
2033	0	0.0	88.8%	0	0.0	$0.00	0
2034	5,950	0.2	89.0%	85,138	0.9	$14.31	2
2035 & Beyond	0	0.0	89.0%	0	0.0	$0.00	0
Vacant	326,500	11.0	100.0%	NAP	NAP	NAP	NAP
Total	2,977,028	100.0%		$9,999,261	100.0%	$3.77	55
(1)	Based on the underwritten rent rolls dated from May 1, 2024 to August 6, 2024, with contractual rent steps through July 1, 2025.
(2)	Certain leases may have termination options that are exercisable prior to the originally stated expiration date of the lease and that are not considered in this Lease Rollover Schedule.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

57

Various – Various Various Various, Various	Collateral Asset Summary – Loan No. 3 Memphis and Chicago Industrial Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 55.8% 1.55x 11.2%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Memphis and Chicago Industrial Portfolio Properties:

Cash Flow Analysis(1)
	2021	2022	2023	TTM 4/2024	U/W	U/W Per SF
Base Rent	$9,197,411	$9,243,289	$9,633,403	$9,644,038	$9,393,468	$3.16
Contractual Rent Steps	0	0	0	0	605,793	0.20
Potential Income from Vacant Space	0	0	0	0	1,667,644	0.56
Gross Potential Rent	$9,197,411	$9,243,289	$9,633,403	$9,644,038	$11,666,906	$3.92
Reimbursements	303,074	446,917	661,200	530,728	589,204	0.20
Total Gross Income	$9,500,486	$9,690,206	$10,294,603	$10,174,766	$12,256,109	$4.12
(Vacancy / Credit Loss)	0	0	0	0	(1,667,644)	(0.56)
Effective Gross Income	$9,500,486	$9,690,206	$10,294,603	$10,174,766	$10,588,465	$3.56
Management Fee	297,519	302,050	320,525	315,850	329,039	0.11
Real Estate Taxes	647,005	641,221	644,917	638,222	638,222	0.21
Insurance	165,498	257,283	473,035	424,941	334,020	0.11
Other Expenses(2)	961,337	968,415	941,975	864,422	864,422	0.29
Total Expenses	$2,071,359	$2,168,969	$2,380,452	$2,243,435	$2,165,703	$0.73

Net Operating Income	$7,429,127	$7,521,237	$7,914,151	$7,931,332	$8,422,762	$2.83
Capital Expenditures	0	0	0	0	446,554	0.15
Net Cash Flow	$7,429,127	$7,521,237	$7,914,151	$7,931,332	$7,976,208	$2.68

Occupancy (%)(3)(4)	96.6%	96.9%	93.3%	89.0%	86.4%
NCF DSCR	1.44x	1.46x	1.54x	1.54x	1.55x
NOI Debt Yield	9.9%	10.0%	10.6%	10.6%	11.2%
(1)	Based on the underwritten rent rolls dated from May 1, 2024 to August 6, 2024, with contractual rent steps through July 1, 2025.
(2)	Other Expenses are comprised of general operating expenses, repairs and maintenance, utilities and general and administrative.
(3)	TTM 4/2024 Occupancy represents the current occupancy of the Memphis and Chicago Industrial Portfolio Properties based on the underwritten rent rolls dated from May 1, 2024 to August 6, 2024.
(4)	U/W Occupancy represents economic occupancy.

Appraisals. According to the appraisals, the Memphis and Chicago Industrial Portfolio Properties had an aggregate “as-is” appraised value of $134,300,000, as of various dates between May 30, 2024 and June 14, 2024. Based on the aggregate “as-is” appraised value of $134,300,000, the Cut-off Date LTV and Maturity Date LTV for the Memphis and Chicago Industrial Portfolio Loan are 55.8%.

Memphis and Chicago Industrial Portfolio Appraised Value(1)
Property	Value	Capitalization Rate
8374 North 4000 East Road	$41,900,000	6.75%
Space Centre Industrial Park	41,000,000	6.25
8800 Rostin Road	24,400,000	7.25
Southaven Industrial Park	20,500,000	7.75
Keystone Office Park	6,500,000	9.00
Wtd. Avg./Total	$134,300,000	6.95%
(1)	Source: Appraisal.

Environmental Matters. The Phase I environmental reports, dated between June 24, 2024 and June 27, 2024, identified recognized environmental conditions at the 8800 Rostin Road and Space Center Industrial Park properties. See “Description of the Mortgage Pool—Environmental Considerations” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

58

Various – Various Various Various, Various	Collateral Asset Summary – Loan No. 3 Memphis and Chicago Industrial Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 55.8% 1.55x 11.2%

The Market. The Memphis and Chicago Industrial Portfolio Properties are located in the Memphis Industrial Market (three properties, 68.6% of net rentable area, 62.1% of UW NOI), Chicago Industrial Market (one property, 27.5% of net rentable area, 29.6% of UW NOI) and the Indianapolis Office Market (one property, 3.9% of net rentable area, 8.4% of UW NOI).

The following table presents information relating to the submarkets of the Memphis and Chicago Industrial Portfolio Properties:

Market Analysis(1)
Property Name / Address	Market	Submarket	Submarket Inventory	Submarket Vacancy	Market Rent (PSF)	UW Base Rent PSF(2)
8374 North 4000 East Road Manteno, IL 60950	Chicago	Kankakee County	13,360,718 SF	5.2%	$5.99	$3.04
Space Centre Industrial Park Various Memphis, TN 38109	Memphis	Southwest Memphis	46,843,933 SF	4.0%	$4.60	$2.93
8800 Rostin Road Southaven, MS 38671	Memphis	DeSoto	74,531,802 SF	9.0%	$5.12	$3.50
Southaven Industrial Park Various Memphis, TN 38118; 38106	Memphis	Southeast Memphis	114,653,709 SF	6.0%	$4.36	$4.37
Keystone Office Park 3021-3105 East 98th Street, Carmel, IN 46280	Indianapolis	Keystone Crossing	5,751,152 SF	18.3%	$23.14	$17.34
(1)	Source: Appraisal, unless otherwise indicated.
(2)	Based on the underwritten rent rolls dated from May 1, 2024 to August 6, 2024.

The Borrowers and the Borrower Sponsors. The borrowers are Olymbec Southaven LLC, Olymbec Keystone LLC and Olymbec Space Center LLC, each a Delaware limited liability company and single purpose entity having at least one independent director in its organizational structure. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Memphis and Chicago Industrial Portfolio Mortgage Loan. The borrower sponsors and non-recourse carveout guarantors are Olymbec USA LLC, a Delaware limited liability company, and Olymbec Investments Inc., a Quebec corporation (collectively, the “Guarantor”). Founded in 1975, Olymbec Investments Inc. is a fully integrated Canadian-based real estate firm that owns and manages a diverse portfolio of industrial, office, retail, and residential properties located throughout Canada and the United States.

Property Management. The 8374 North 4000 East Road, Space Centre Industrial Park, 8800 Rostin Road and Southaven Industrial Park properties are self-managed. The Keystone Office Park property is managed by Jones Lang LaSalle Americas, Inc., a third-party property management company.

Initial and Ongoing Reserves. At origination of the Memphis and Chicago Industrial Portfolio Mortgage Loan, the borrowers deposited: (i) approximately $212,145 into a tax reserve, (ii) $2,500,000 into a TI/LC reserve, and (iii) $143,750 into an immediate repairs reserve.

Tax Reserve – The borrowers are required to deposit into a real estate tax reserve, on a monthly basis, 1/12th of the taxes that the lender estimates will be payable over the next-ensuing 12-month period (initially estimated to be approximately $53,036); provided that such deposit may be waived to the extent a tenant (including under the master lease) is paying such taxes and certain other conditions are satisfied.

Insurance Reserve – At the option of the lender, if the liability or casualty policies covering the Memphis and Chicago Industrial Portfolio Properties (or any portion of them) are not approved blanket or umbrella policies, the borrowers will be required to deposit into an insurance reserve, on a monthly basis, 1/12 of the amount which will be sufficient to pay the insurance premiums due for the renewal of coverage afforded by such policies.

Replacement Reserve – The borrowers are required to deposit into a replacement reserve, on a monthly basis, approximately $37,213, subject to a cap of $1,500,000.

TI / LC Reserve – At such time as the balance of the TI/LC reserve falls below $500,000, the borrowers are required to deposit into the TI/LC reserve, on a monthly basis, the amount of $24,809, subject to a cap of $500,000.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

59

Various – Various Various Various, Various	Collateral Asset Summary – Loan No. 3 Memphis and Chicago Industrial Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 55.8% 1.55x 11.2%

Lockbox / Cash Management The Memphis and Chicago Industrial Portfolio Mortgage Loan is structured with a hard lockbox and springing cash management. The borrowers are required to, and are required to cause the property manager to, promptly deposit all rents directly into a lender approved lockbox account. Within ten business days of origination of the Memphis and Chicago Industrial Portfolio Mortgage Loan, the borrowers were required to deliver a notice to the tenants at the Memphis and Chicago Industrial Portfolio Properties directing them to remit all payments under the applicable lease directly to the lender-controlled lockbox account. In addition, to the extent not otherwise received pursuant to the foregoing terms, the borrowers are required to cause all Master Lease Payments (as defined below) to be made into the lockbox account. All funds deposited into the lockbox account are required to be transferred on each business day to or at the direction of the borrowers unless a Trigger Period (as defined below) exists. Upon the first occurrence of a Trigger Period, the lender is required to establish a lender controlled cash management account. During the continuance of a Trigger Period, all funds in the lockbox account are required to be swept on each business day to such cash management account to be applied and disbursed in accordance with the Memphis and Chicago Industrial Portfolio Mortgage Loan documents, and all excess cash flow funds remaining in the cash management account after the application of such funds in accordance with the Memphis and Chicago Industrial Portfolio Mortgage Loan documents are required to be held by the lender in an excess cash flow reserve account as additional collateral for the Memphis and Chicago Industrial Portfolio Mortgage Loan. Upon the cure of the applicable Trigger Period, so long as no other Trigger Period exists, the lender is required to return any amounts remaining on deposit in the excess cash flow reserve account to the borrowers, except if needed to satisfy the Specified Tenant Excess Cash Flow Condition (as defined below); provided that any such retained funds may be released upon satisfaction of certain stabilization conditions. Upon an event of default under the Memphis and Chicago Industrial Portfolio Mortgage Loan documents, the lender may apply funds in the accounts to the debt in such priority as it may determine.

A “Trigger Period” means a period (A) commencing upon the earliest of (i) the occurrence and continuance of an event of default, (ii) the debt service coverage ratio falling below 1.20x (on an interest-only basis), and (iii) the occurrence of Specified Tenant Trigger Period (as defined below), and (B) expiring upon (a) with regard to any Trigger Period commenced in connection with clause (i) above, the cure (if applicable) of such event of default, (b) with regard to any Trigger Period commenced in connection with clause (ii) above, the date that the debt service coverage ratio is equal to or greater than 1.20x (on an interest-only basis) for two consecutive calendar quarters, and (c) with regard to any Trigger Period commenced in connection with clause (iii) above, a Specified Tenant Trigger Period ceasing to exist.

A “Specified Tenant” means, as applicable, (i) Nickey Warehouse, together with any successor and/or assigns in accordance with the terms of the Memphis and Chicago Industrial Portfolio Mortgage Loan agreement, (ii) TransformCo, together with any successor and/or assigns in accordance with the terms of the Memphis and Chicago Industrial Portfolio Mortgage Loan agreement, (iii) Terex Corporation, together with any successor and/or assigns in accordance with the terms of the Memphis and Chicago Industrial Portfolio Mortgage Loan agreement, (iv) any other lessee(s) of the space demised to a Specified Tenant as of the origination date (or any portion thereof); provided, that, such replacement tenants will only be considered a “Specified Tenant” if such replacement tenant’s total rental income comprises 20% or more of the gross rentable income of the Memphis and Chicago Industrial Portfolio Properties and (v) any guarantor(s) of the applicable related Specified Tenant lease(s) or parent company that provides credit support therefor.

A “Specified Tenant Trigger Period” means a period (A) commencing upon the earliest of (i) Specified Tenant being in monetary default or material non-monetary default under the applicable Specified Tenant lease beyond applicable notice and cure periods, (ii) Specified Tenant failing to be in actual, physical possession of 75% or more of the Specified Tenant space, or Specified Tenant failing to be open for business during customary hours and/or “going dark” in 25% or more of the Specified Tenant space, (iii) Specified Tenant giving notice that it is terminating its lease for 25% or more of the Specified Tenant space, (iv) any termination or cancellation of 25% or more of the Specified Tenant space (including, without limitation, rejection in any bankruptcy or similar insolvency proceeding) and/or any Specified Tenant lease failing to otherwise be in full force and effect, (v) any bankruptcy or similar insolvency of Specified Tenant, and (vi) Specified Tenant failing to renew or extend its lease on or prior to 12 months prior to expiration, and (B) expiring upon the first to occur of the lender’s receipt of evidence reasonably acceptable to the lender of (1) the satisfaction of the applicable Specified Tenant Cure Conditions (as defined below); or (2) the borrowers leasing the Specified Tenant space for a minimum of two years pursuant to one or more leases in accordance with the applicable terms and conditions of the Memphis and Chicago Industrial Portfolio Mortgage Loan documents, the applicable tenant(s) under such lease(s) being in actual, physical occupancy of the space demised, each lease having commenced and a rent commencement date having been established, and, in the lender’s judgment, the applicable Specified Tenant Excess Cash Flow Condition (as defined below) has been satisfied in connection therewith.

Notwithstanding the foregoing, no Specified Tenant Trigger Period will occur if the Master Lease (as defined below) is in place and Master Lease Payments are made as and when due thereunder.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

60

Various – Various Various Various, Various	Collateral Asset Summary – Loan No. 3 Memphis and Chicago Industrial Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 55.8% 1.55x 11.2%

“Specified Tenant Cure Conditions” means each of the following, as applicable; (i) the lender’s receipt of reasonably satisfactory evidence that the Specified Tenant has cured all defaults under the applicable Specified Tenant lease, (ii) the applicable Specified Tenant is in actual, physical possession of the Specified Tenant space (or applicable portion thereof) and open for business during customary hours and not “dark” in the Specified Tenant space (or applicable portion thereof), (iii) the applicable Specified Tenant has revoked or rescinded all termination or cancellation notices with respect to the applicable Specified Tenant lease and has re-affirmed the applicable Specified Tenant lease as being in full force and effect, (iv) if the Specified Tenant Trigger Period is due to the failure of the Specified Tenant to renew or extend its lease on or prior to 12 months prior to expiration, the applicable Specified Tenant has renewed or extended its lease for at least two years and the applicable Specified Tenant Excess Cash Flow Condition is satisfied in connection therewith, (v) if applicable, the Specified Tenant is no longer insolvent or subject to any bankruptcy or insolvency proceedings and has affirmed the applicable Specified Tenant lease pursuant to final, non-appealable order of a court of competent jurisdiction, and (vi) the applicable Specified Tenant is paying full, unabated rent under the applicable Specified Tenant lease.

“Specified Tenant Excess Cash Flow Condition” means, with respect to curing any Specified Tenant Trigger Period by re-tenanting the applicable Specified Tenant space or renewal/extension of any Specified Tenant lease, sufficient funds have been accumulated in the excess cash flow account (during the continuance of the subject Specified Tenant Trigger Period) to cover all anticipated leasing commissions, tenant improvement costs, tenant allowances, free rent periods, and/or rent abatement periods to be incurred in connection with any such re-tenanting or renewal/extension.

“Master Lease” means that certain Master Lease Agreement executed by the Guarantor, as tenant, and the borrowers, as landlord, in connection with the origination of the Memphis and Chicago Industrial Portfolio Mortgage Loan, pursuant to which the Guarantor will be obligated to pay and perform the obligations of each Specified Tenant under the related Specified Tenant lease (in each case to the extent that such Specified Tenant is not in fact paying and/or performing such obligations).

“Master Lease Payments” means all rent, additional rent and other amounts due and payable to the borrowers pursuant to the Master Lease, including, without limitation, any such rent and other amounts which accrue after the occurrence of a default by the respective Specified Tenant under its lease and/or any such rent and other amounts which are not actually paid to and received by borrowers as and when due by the applicable Specified Tenant or any replacement tenant acceptable to the lender pursuant to a lease in accordance with the terms and conditions of the Memphis and Chicago Industrial Portfolio Mortgage Loan agreement. For purposes of the Memphis and Chicago Industrial Portfolio Mortgage Loan agreement, the Master Lease Payments will be deemed to continue to be due and payable each month for so long as the debt remains outstanding, but only if, for any reason, a Specified Tenant or any such replacement tenant (i) fails or is not obligated to pay all base rent, additional rent and any and all other sums, charges, assessments and other amounts due to the respective borrower pursuant to the terms of its lease (as such amounts may increase from time to time in accordance with the terms of the lease) or (ii) otherwise defaults in the performance of any of its material obligations under the respective Specified Tenant lease (in each case regardless of whether due to the occurrence of a default under, or as a result of the termination, expiration, rejection, surrender or cancellation of, or vacancy with respect to, such Specified Tenant lease or the premises demised thereunder as of the date hereof), then Guarantor covenants and agrees to pay such amounts to the respective borrower as and when same would be due and payable under the respective Specified Lease.

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. Not permitted.

Ground Lease. None.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

61

Office - Suburban 800, 925 and 1000 Corporate Drive Stafford, VA 22554	Collateral Asset Summary – Loan No. 4 Quantico Corporate Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$57,000,000 60.6% 1.86x 14.2%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

62

Office - Suburban 800, 925 and 1000 Corporate Drive Stafford, VA 22554	Collateral Asset Summary – Loan No. 4 Quantico Corporate Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$57,000,000 60.6% 1.86x 14.2%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

63

Office - Suburban 800, 925 and 1000 Corporate Drive Stafford, VA 22554	Collateral Asset Summary – Loan No. 4 Quantico Corporate Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$57,000,000 60.6% 1.86x 14.2%

Mortgage Loan Information		Property Information
Loan Seller(s):	Barclays	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type - Subtype:	Office – Suburban
Borrower Sponsors:	Joseph Matthew Cassin, Jr. and David Taylor	Collateral:	Fee
Borrower(s):	800 Corporate Owner LLC and 1000 Corporate Owner LLC	Location:	Stafford, VA
Original Balance:	$57,000,000	Year Built / Renovated:	2007-2012 / NAP
Cut-off Date Balance:	$57,000,000	Property Management:	Acram Group Property Management LLC
% by Initial UPB:	6.4%	Size:	409,134 SF
Interest Rate:	7.10000%	Appraised Value / Per SF:	$94,000,000 / $230
Note Date:	July 19, 2024	Appraisal Date:	May 21, 2024
Original Term:	60 months	Occupancy:	81.5% (as of May 22, 2024)
Amortization:	Interest Only	UW Economic Occupancy:	81.5%
Original Amortization:	NAP	Underwritten NOI:	$8,102,506
Interest Only Period:	60 months	Underwritten NCF:	$7,618,746
First Payment Date:	September 6, 2024
Maturity Date:	August 6, 2029	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI:	$7,342,297 (TTM May 31, 2024)
Additional Debt Balance:	NAP	2023 NOI:	$7,535,784
Call Protection:	L(24),D(29),O(7)	2022 NOI:	$7,242,395
Lockbox / Cash Management:	Hard / Springing	2021 NOI:	$7,179,306
Reserves(1)				Financial Information
	Initial	Monthly	Cap
Taxes:	$102,951	$51,475	NAP	Cut-off Date Loan / SF:	$139
Insurance:	$22,163	$11,082	NAP	Maturity Date Loan / SF:	$139
Replacement Reserve:	$0	$6,819	NAP	Cut-off Date LTV:	60.6%
TI/LC:	$2,500,000	$68,189	NAP	Maturity Date LTV:	60.6%
Other:	$5,312,913	$0	NAP	UW NOI DY:	14.2%
				UW NCF DSCR:	1.86x
Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$57,000,000	91.3%	Loan Payoff	$53,869,227	86.3%
Borrower Sponsor Equity	5,430,563	8.7	Upfront Reserves	7,938,027	12.7
			Closing Costs	623,309	1.0
Total Sources	$62,430,563	100.0%	Total Uses	$62,430,563	100.0%
(1)	See “Initial and Ongoing Reserves” below.

The Loan. The fourth largest mortgage loan (the “Quantico Corporate Center Mortgage Loan”) is secured by the borrowers’ fee interest in a 409,134 square foot suburban office property located in Stafford, Virginia (the “Quantico Corporate Center Property”). The Quantico Corporate Center Mortgage Loan was originated on July 19, 2024 by Barclays Capital Real Estate Inc. (“Barclays”) and accrues interest at a fixed rate of 7.10000% per annum. The Quantico Corporate Center Mortgage Loan has an initial term of five-years and is interest-only for the full term. The scheduled maturity date of the Quantico Corporate Center Mortgage Loan is August 6, 2029.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

64

Office - Suburban 800, 925 and 1000 Corporate Drive Stafford, VA 22554	Collateral Asset Summary – Loan No. 4 Quantico Corporate Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$57,000,000 60.6% 1.86x 14.2%

The Property. The Quantico Corporate Center Property is a three-building, 409,134 square foot Class A office complex located in Stafford, Virginia, approximately 35 miles southwest of Washington D.C. The Quantico Corporate Center Property was constructed in stages from 2007 to 2012. The buildings are located on an 85-acre campus, Quantico Corporate Center at Stafford, which is approximately 1.5 miles to the United States Marine Corps Base Quantico. Given the proximity to United States Marine Corps Base Quantico, many tenants are government or quasi-government agencies or providers of services for government agencies. The Quantico Corporate Center Property contains dark fiber optic infrastructure that enables secure transfer of data from the Quantico Corporate Center at Stafford campus to points across the Washington D.C. metropolitan statistical area. The dark fibers are encrypted from end-to-end allowing secure information to run through the network. According to the borrower sponsor, the dark fibers at the Quantico Corporate Center Property support eight government programs and are used by tenants such as ManTech and Digital Cloak. The Quantico Corporate Center Property contains 1,696 parking spaces (approximately 4.1 per 1,000 square feet). The overall campus includes six Class A office buildings, two hotels, a university, a data center and retail shops. The Quantico Corporate Center Property was 81.5% occupied as of May 22, 2024.

Major Tenants. The three largest tenants based on underwritten base rent are ManTech, MITRE and NAVFAC.

ManTech (178,463 square feet; 43.6% of NRA, 52.4% of underwritten base rent): ManTech provides advanced technology services to the United States government in defense, intelligence, law enforcement, science, administration and other fields. ManTech supports more than 60 different government agencies under 1,000 active contracts. ManTech has been a tenant at the Quantico Corporate Center Property since 2007 and has expanded and/or extended multiple times, currently occupying space in all three of the buildings at the Quantico Corporate Center Property. ManTech utilizes the sensitive compartmented information facility space at the Quantico Corporate Center Property, which allows uniform use across government agencies and contractors. ManTech has various termination options linked to government contract termination as detailed in the “Tenant Summary” table below.

MITRE (35,303 square feet; 8.6% of NRA, 10.3% of underwritten base rent): MITRE is a company that operates federally funded research and development centers. Focus areas include aerospace, artificial intelligence, cybersecurity, defense and intelligence, government innovation, health, homeland security, telecom and transportation. MITRE has been a tenant at the Quantico Corporate Center Property since 2007 and expanded by 8,754 square feet in 2023. MITRE has no termination options and one, five-year extension option remaining.

NAVFAC (23,438 square feet; 5.7% of NRA, 7.4% of underwritten base rent): NAVFAC stands for Naval Facilities Engineering Systems Command and delivers life-cycle technical and acquisition solutions aligned to fleet and Marine Corps priorities. NAVFAC has been a tenant at the Quantico Corporate Center Property since 2009 and expanded by 3,440 square feet in 2017. NAVFAC has the option to terminate its lease with 90 days’ notice.

The following table presents certain information relating to the historical occupancy at the Quantico Corporate Center Property:

Historical and Current Occupancy
2021(1)(2)	2022(1)(2)	2023(1)	Current(3)
74.1%	79.4%	80.1%	81.5%
(1)	Historical occupancy is based on the average quarterly occupancy of the respective year.
(2)	The increase in occupancy from 2021 to 2022 is due to five new leases or lease expansions totaling 25,578 square feet commencing in 2022.
(3)	Based on the underwritten rent roll as of May 22, 2024.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

65

Office - Suburban 800, 925 and 1000 Corporate Drive Stafford, VA 22554	Collateral Asset Summary – Loan No. 4 Quantico Corporate Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$57,000,000 60.6% 1.86x 14.2%

The following table presents certain information relating to the tenants at the Quantico Corporate Center Property:

Tenant Summary(1)
Tenant	Credit Rating (Moody’s/S&P/Fitch)	Net Rentable Area (SF)	% of Net Rentable Area	U/W Base Rent	U/W Base Rent Per SF	% of Total U/W Base Rent	Lease Expiration	Termination Option (Y/N)	Renewal Options
ManTech	NR/NR/NR	178,463	43.6%	$5,760,879	$32.28	52.4%	Various(2)	Y(3)	Various(4)
MITRE	NR/NR/NR	35,303	8.6	1,136,777	$32.20	10.3	2/28/2029	N	1, 5-year
NAVFAC	Aaa/AA+/AA+	23,438	5.7	815,345	$34.79	7.4	Various(5)	Y(6)	NAP
Alexandria Insights	NR/NR/NR	24,748	6.0	803,067	$32.45	7.3	1/31/2027	N	1, 5-year
Digital Cloak	NR/NR/NR	18,049	4.4	610,633	$33.83	5.6	9/30/2032	N	1, 5-year
Largest Tenants		280,001	68.4%	$9,126,701	$32.60	83.1%
Remaining Occupied		53,390	13.0	1,858,547	$34.81	16.9
Total Occupied		333,391	81.5%	$10,985,248	$32.95	100.0%
Vacant		75,743	18.5
Total		409,134	100.0%
(1)	Based on the underwritten rent roll dated May 22, 2024, inclusive of rent steps through August 2025.
(2)	ManTech has various lease expiration dates: 80,433 square feet expire on October 31, 2026, 42,762 square feet expire on December 31, 2027, 20,510 square feet expire on April 30, 2029 and 34,758 square feet expire on August 31, 2029.
(3)	ManTech has various termination options. Regarding its space in the 800 building, ManTech may terminate its lease for 20,510 square feet of space effective April 30, 2027 with notice by July 31, 2026, proof of government contract termination and a payment of termination fee of $111,877 plus unamortized leasing costs with 8% interest. Regarding its space in the 925 building, ManTech may terminate its lease of 42,762 square feet effective December 31, 2025 with notice by March 31, 2025, proof of government contract termination and payment of a termination fee of $221,969 plus unamortized leasing costs with 8% interest. Regarding a portion of its space at the 1000 building, ManTech may terminate its leases for and 34,758 square feet effective June 30, 2026 with notice by September 30, 2025, proof of government contract termination and a payment of a termination fee of $293,531 plus unamortized leasing costs with 9% interest.
(4)	ManTech’s has various lease renewal options ranging from two, three-year options to two, five-year options depending on the suite.
(5)	NAVFAC has various lease expiration dates: 3,440 square feet expire on March 31, 2027 and 19,998 square feet expire on September 23, 2029.
(6)	NAVFAC may terminate its lease with 90 days’ notice.

The following table presents certain information relating to the lease rollover schedule at the Quantico Corporate Center Property:

Lease Rollover Schedule(1)(2)
Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2024	2,587	0.6	0.6%	84,181	0.8	$32.54	1
2025	1,943	0.5	1.1%	61,540	0.6	$31.67	1
2026	80,433	19.7	20.8%	2,632,927	24.0	$32.73	1
2027	81,081	19.8	40.6%	2,606,878	23.7	$32.15	4
2028	2,400	0.6	41.2%	81,378	0.7	$33.91	1
2029	131,844	32.2	73.4%	4,331,194	39.4	$32.85	7
2030	7,527	1.8	75.2%	258,267	2.4	$34.31	1
2031	7,527	1.8	77.1%	318,250	2.9	$42.28	1
2032	18,049	4.4	81.5%	610,633	5.6	$33.83	1
2033	0	0.0	81.5%	0	0.0	$0.00	0
2034	0	0.0	81.5%	0	0.0	$0.00	0
2035 & Thereafter	0	0.0	81.5%	0	0.0	$0.00	0
Vacant	75,743	18.5	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	409,134	100.0%		$10,985,248	100.0%	$32.95	18
(1)	Based on underwritten rent roll dated May 22, 2024, inclusive of rent steps through August 2025.
(2)	Certain leases may have termination options that are exercisable prior to the originally stated expiration date of the lease and that are not considered in this Lease Rollover Schedule.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

66

Office - Suburban 800, 925 and 1000 Corporate Drive Stafford, VA 22554	Collateral Asset Summary – Loan No. 4 Quantico Corporate Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$57,000,000 60.6% 1.86x 14.2%

Appraisal. According to the appraisal, the Quantico Corporate Center Property had an “as-is” appraised value of $94,000,000 as of May 21, 2024.

Appraisal Approach	Appraised Value	Capitalization Rate
Income Capitalization Approach	$94,000,000	8.50%

Environmental Matters. According to a Phase I environmental report dated May 28, 2024, there are no recognized environmental conditions or recommendations for further action at the Quantico Corporate Center Property.

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Quantico Corporate Center Property:

Cash Flow Analysis(1)
	2021	2022	2023	TTM May 2024	U/W	U/W Per SF
Base Rent(2)	$9,640,256	$9,629,376	$10,261,640	$10,119,053	$10,985,248	$26.85
Gross Up Vacancy	0	0	0	0	2,499,519	6.11
Gross Potential Rent	$9,640,256	$9,629,376	$10,261,640	$10,119,053	$13,484,767	$32.96
Total Reimbursements	296,944	219,321	223,006	150,880	138,606	0.34
Other Revenue	16,124	5,833	0	0	0	0.00
Net Rental Income	$9,953,324	$9,854,531	$10,484,646	$10,269,933	$13,623,373	$33.30
Vacancy/Credit Loss	0	0	0	0	(2,499,519)	(6.11)
Effective Gross Income	$9,953,324	$9,854,531	$10,484,646	$10,269,933	$11,123,854	$27.19
Taxes	592,499	515,339	571,797	590,451	617,705	1.51
Insurance	86,059	85,384	86,339	87,138	127,980	0.31
Management Fees	298,600	295,222	314,539	308,098	333,716	0.82
Repairs and Maintenance	95,160	319,470	580,343	450,352	450,352	1.10
Utilities	453,979	564,029	598,820	615,835	615,835	1.51
Janitorial	574,591	402,736	414,406	427,069	427,069	1.04
Grounds and Pest Control	0	78,942	71,000	103,729	103,729	0.25
General and Administrative	550,461	335,580	304,827	336,566	336,566	0.82
Professional Fees	122,669	0	0	0	0	0.00
Security	0	15,433	6,789	8,398	8,398	0.02
Total Expenses	$2,774,018	$2,612,135	$2,948,861	$2,927,636	$3,021,349	$7.38
Net Operating Income(5)	$7,179,306	$7,242,395	$7,535,784	$7,342,297	$8,102,506	$19.80
Capital Expenditures	0	0	0	0	81,827	0.20
TI/LC	0	0	0	0	401,932	0.98
Net Cash Flow	$7,179,306	$7,242,395	$7,535,784	$7,342,297	$7,618,746	$18.62

Occupancy(3)	74.1%	79.4%	80.1%	81.0%	81.5%(4)
NCF DSCR	1.75x	1.77x	1.84x	1.79x	1.86x
NOI Debt Yield	12.6%	12.7%	13.2%	12.9%	14.2%
(1)	Based on the underwritten rent roll dated May 22, 2024.
(2)	U/W Base Rent includes contractual rent steps through August 2025.
(3)	Represents the average quarterly occupancy for each year and Q1 2024 occupancy for the TTM May 2024 period.
(4)	U/W occupancy is based on economic occupancy.
(5)	The increase in Net Operating Income from TTM May 2024 to U/W is largely due to 34,758 square feet of the ManTech expansion space being in a free rent period. Outstanding free rent was reserved at loan origination.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

67

Office - Suburban 800, 925 and 1000 Corporate Drive Stafford, VA 22554	Collateral Asset Summary – Loan No. 4 Quantico Corporate Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$57,000,000 60.6% 1.86x 14.2%

The Market. The Quantico Corporate Center Property is located in Stafford, Virginia in the Washington-Arlington-Alexandria, DC-VA-MD-WV metropolitan statistical area. The Quantico Corporate Center Property is located along the I-95 corridor approximately 25 miles south of the Capital Beltway and approximately 35 miles southeast of Washington D.C. The major demand driver in the area is the Quantico United States Marine Corps Reservation, which is located approximately 1.5 miles from the Quantico Corporate Center Property. The base is comprised of 6,900 civilian employees and 6,700 military personnel and is home to the Federal Bureau of Investigation Academy and Laboratory and many of the bureau’s other units.

As of the first quarter of 2024, the Washington, D.C. market vacancy rate was 16.7% and the Stafford submarket vacancy rate was 9.7%. Average asking rents were $39.16 in the Washington, D.C. market and $28.08 for the Stafford submarket as of the first quarter of 2024. According to the appraisal, the Stafford submarket has had zero completions since 2020, signaling sparse new supply in the submarket.

The following table presents certain information relating to comparable sales to the Quantico Corporate Center Property:

Comparable Sales(1)
Property Name City, State	Net Rentable Area (SF)	Year Built / Renovated	Class	Sale Date	Adjusted Sale Price	Adjusted Sale Price / SF	Cap Rate	NOI / SF	Occupancy
Quantico Corporate Center Stafford, VA	409,134(2)	2007 - 2012 / NAP	A	Various	NAV	NAV	NAV	NAV	81.5%(2)
Westwood Center IV Vienna, VA	87,545	1989 / 2020	B+	Oct-23	$17,380,000	$198.53	8.25%	$16.38	88.0%
Reston Metro Center Two Reston, VA	64,319	1985 / 2018	A	Sep-23	$18,500,000	$287.63	7.84%	$22.55	100.0%
Dulles Station West Building I Herndon, VA	178,291	2007 / NAP	A	Dec-22	$51,500,000	$288.85	8.50%	$24.55	98.0%
Fair Oaks Plaza Fairfax, VA	183,810	1986 / 2010	B+	Sep-22	$26,850,000	$146.07	7.36%	$10.74	67.0%
Reston Corner Reston, VA	294,031	1982 / 2021	B	Apr-22	$61,500,000	$209.16	8.13%	$17.01	65.0%
(1)	Source: Appraisal, unless otherwise indicated.
(2)	Based on the underwritten rent roll dated May 22, 2024.

The following table presents certain information relating to the demographics of the Quantico Corporate Center Property:

Demographics Summary(1)
Property Name	City, State	Mortgage Loan Cut- off Date Balance	1-mile Population	3-mile Population	5-mile Population	1-mile Avg Household Income	3-mile Avg Household Income	5-mile Avg Household Income
Quantico Corporate Center	Stafford, VA	$57,000,000	1,323	13,925	64,082	$121,924	$131,226	$131,026
(1)	Source: Third party report. Demographics statistics is based on year-end 2023.

The Borrowers and the Borrower Sponsors. The borrowers for the Quantico Corporate Center Mortgage Loan are 800 Corporate Owner LLC and 1000 Corporate Owner LLC, each a Delaware limited liability company and single purpose entity with two independent directors. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Quantico Corporate Center Mortgage Loan.

The borrower sponsors and non-recourse carveout guarantors of the Quantico Corporate Center Mortgage Loan are Joseph Matthew Cassin, Jr. and David Taylor, both executives at Acram Group. Founded as JMC Holdings in 2011 and rebranded in 2021, Acram Group focuses on the acquisition, development and management of various assets including covered land, flex industrial, multifamily and office properties throughout the United States. The group’s portfolio consists of approximately $1.8 billion assets under management in eleven cities across the United States.

Property Management. The Quantico Corporate Center Property is managed by Acram Group Property Management LLC, an affiliate of the borrower sponsors, and sub-managed by CBRE, Inc., a third-party management company.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

68

Office - Suburban 800, 925 and 1000 Corporate Drive Stafford, VA 22554	Collateral Asset Summary – Loan No. 4 Quantico Corporate Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$57,000,000 60.6% 1.86x 14.2%

Initial and Ongoing Reserves. At origination of the Quantico Corporate Center Mortgage Loan, the borrowers deposited (i) approximately $102,951 for real estate taxes, (ii) approximately $22,163 for insurance premiums, (iii) $26,365 for upfront replacement reserves, (iv) $2,500,000 for tenant improvements and leasing commissions, (v) $5,150,813 for outstanding tenant improvements and gap rent for ManTech and MITRE and (vi) $135,735 for free and gap rent for ManTech and Alexandria Insights.

Tax Reserve – On a monthly basis, the borrowers are required to escrow 1/12th of the annual estimated tax payments payable during the next ensuing 12 months (initially equal to approximately $51,475).

Insurance Reserve – On a monthly basis, the borrowers are required to escrow 1/12th of the annual estimated insurance payments (initial equal to approximately $11,082).

Replacement Reserve – On a monthly basis, the borrowers are required to deposit with the lender 1/12th of $0.20 per rentable square foot for annual capital expenditures (initially equal to approximately $6,819 per month).

TI/LC Reserve – On a monthly basis, the borrowers are required to deposit with the lender 1/12th of $2.00 per rentable square foot for annual approved leasing expenses (initially equal to approximately $68,189 per month).

Lockbox / Cash Management. The Quantico Corporate Center Mortgage Loan is structured with a hard lockbox and springing cash management. The borrowers and property manager are required to direct the tenants to pay rent directly into the lockbox account, and to deposit into such account any rents otherwise received within one business day of receipt. During the continuance of a Trigger Period (as defined below) all funds in the lockbox account are required to be swept on each business day to a lender-controlled cash management account. All excess cash flow funds remaining in the cash management account after the application of such funds in accordance with the Quantico Corporate Center Mortgage Loan documents are required to be held by the lender in an excess cash flow reserve account as additional collateral for the Quantico Corporate Center Mortgage Loan during the continuance of a Trigger Period.

A “Trigger Period” means the period commencing upon the occurrence of (i) an event of default, (ii) a net cash flow debt service coverage ratio (“NCF DSCR”) less than 1.25x at the end of any calendar quarter, and (iii) the occurrence of Major Tenant Trigger Event (as defined below). A Trigger Period will end upon (a) the case of clause (i) above, a cure of such event of default is accepted by the lender, (b) with regard to clause (ii) above, achievement of NCF DSCR greater than or equal to 1.30x at the end of any calendar quarter, and (c) with regard to clause (iii) above, the occurrence of a Major Tenant Trigger Event Cure (as defined below).

A ”Major Tenant Trigger Event” will occur upon (i) the occurrence of a ManTech Roll Event (as defined below), (ii) the borrowers failing to satisfy the Major Tenant Renewal Criteria (as defined below) on or before the date by which a Major Tenant (as defined below) is required to give notice of its lease renewal or extension under the terms of its lease, (iii) a Major Tenant giving notice of its intent to terminate or not renew its lease, (iv) a Major Tenant going dark in (A) the ManTech space and (B) with respect to any other Major Tenant, 10% or more of its space or vacating or abandoning all or a portion of its space, (v) the bankruptcy of a Major Tenant, its parent company or guarantor of its lease, or (vi) a monetary or material non-monetary event of default of a Major Tenant.

A ”Major Tenant Trigger Event Cure” will occur, (I) with respect to clause (i) above, upon either (a) the satisfaction of the Major Tenant Renewal Criteria (as defined below) with respect to the ManTech space or (b) the satisfaction of the Major Tenant Replacement Criteria (as defined below) with respect to the ManTech space such that there is less than 40,000 square feet of the ManTech space that is vacant or unoccupied or is expiring within 12 months following the date of determination, (II) with respect to clauses (ii) and (iii) above, upon the satisfaction of the Major Tenant Replacement Criteria, (III) with respect to clause (iv) above, upon either (a) satisfaction of the Major Tenant Replacement Criteria or (b) the Major Tenant resuming occupancy of its premises and delivery of a satisfactory estoppel, (IV) with respect to clause (v) above, upon either (a) the satisfaction of the Major Tenant Replacement Criteria or (b) the Major Tenant emerging from bankruptcy and (V) with respect to clause (vi) above, upon either (a) the satisfaction of the Major Tenant Replacement Criteria or (b) the cure of such event of default.

A “ManTech Roll Event” will occur when 40,000 square feet or more of the ManTech space is either (i) vacant or unoccupied or (ii) expires within the immediately succeeding 12 month period to the extent that the ManTech space has not satisfied either (a) the Major Tenant Renewal Criteria or (b) the Major Tenant Replacement Criteria.

The “Major Tenant Renewal Criteria” means the lender has received (i) evidence satisfactory to the lender that the Major Lease (as defined below) has (a) renewed its lease for a term not less than three years, (b) with respect to the ManTech space, such that there is less than 40,000 square feet of the ManTech space that is vacant or unoccupied or is expiring within 12 months from the determination date and (c) satisfied the lease criteria in the Quantico Corporate Center Mortgage Loan documents and (ii) an updated tenant estoppel satisfactory to the lender.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

69

Office - Suburban 800, 925 and 1000 Corporate Drive Stafford, VA 22554	Collateral Asset Summary – Loan No. 4 Quantico Corporate Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$57,000,000 60.6% 1.86x 14.2%

A “Major Tenant” means ManTech or any replacement tenant for ManTech.

The “Major Tenant Replacement Criteria” means (i) the execution of a replacement tenant lease for a term of at least three years and, with respect to a ManTech Roll Event, there is no more than 40,000 square feet of the ManTech space that is vacant or unoccupied or is expiring within 12 months from the determination date, (ii) the replacement tenant is in physical occupancy, is open for business and is paying full contractual rent and (iii) the lender has been provided with the replacement lease and other documentation.

A “Major Lease” means the ManTech lease or any Major Tenant replacement lease.

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. Not permitted.

Ground Lease. None.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

70

Mixed Use - Various Various New York, NY, 10022	Collateral Asset Summary – Loan No. 5 NYC Multifamily Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,500,000 59.6% 1.36x 8.7%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

71

Mixed Use - Various Various New York, NY, 10022	Collateral Asset Summary – Loan No. 5 NYC Multifamily Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,500,000 59.6% 1.36x 8.7%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

72

Mixed Use - Various Various New York, NY, 10022	Collateral Asset Summary – Loan No. 5 NYC Multifamily Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,500,000 59.6% 1.36x 8.7%

Mortgage Loan Information		Properties Information
Loan Seller:	3650 Real Estate Investment Trust 2 LLC	Single Asset / Portfolio:	Portfolio
Loan Purpose:	Refinance	Property Type – Subtype(3):	Mixed Use – Various
Borrower Sponsor(s)(1):	Various	Collateral:	Fee
Borrower(s):	210 East Property Owner LLC and 155 East Property Owner LLC	Location:	New York, NY
Original Balance:	$50,500,000	Year Built / Renovated(3):	Various / Various
Cut-off Date Balance:	$50,500,000	Property Management:	J&M Realty Services Corp.
% by Initial UPB:	5.7%	Size(3):	146 Units
Interest Rate:	6.21500%	Appraised Value / Per Unit(3):	$84,700,000 / $580,137
Note Date:	July 10, 2024	Appraisal Date:	June 7, 2024
Original Term:	60 months	Occupancy(3):	95.9% (as of May 31, 2024)
Amortization:	Interest Only	UW Economic Occupancy:	95.0%
Original Amortization:	NAP	Underwritten NOI:	$4,384,476
Interest Only Period:	60 months	Underwritten NCF:	$4,312,549
First Payment Date:	September 6, 2024
Maturity Date:	August 6, 2029	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI:	$3,894,395 (TTM May 31, 2024)
Additional Debt Balance:	NAP	2023 NOI:	$3,441,967
Call Protection:	L(24),D(1),DorYM1(30),O(5)	2022 NOI(4):	NAV
Lockbox / Cash Management:	Springing / Springing	2021 NOI(4):	NAV
Reserves(2)				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / Unit:	$345,890
Taxes:	$497,888	$165,963	NAP	Maturity Date Loan / Unit:	$345,890
Insurance:	$0	$31,435	NAP	Cut-off Date LTV:	59.6%
Replacement Reserves:	$0	$2,433	NAP	Maturity Date LTV:	59.6%
TI / LC:	$0	$3,561	NAP	UW NOI DY:	8.7%
Deferred Maintenance:	$75,000	$0	NAP	UW NCF DSCR:	1.36x
Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$50,500,000	100.0%	Loan Payoff	$44,294,231	87.7%
			Return of Equity	3,335,382	6.6
			Closing Costs(5)	2,297,500	4.5
			Reserves	572,888	1.1
Total Sources	$50,500,000	100.0%	Total Uses	$50,500,000	100.0%
(1)	The borrower sponsors are Benjamin London, Michael Palin, Jerome Sachs, Arlene Sachs, Michael Sachs, Meryl Kantro, Francine Silver and Marlene Siegel.
(2)	See “Initial and Ongoing Reserves” below.
(3)	See “Portfolio Summary” below.
(4)	Historical financial information is not available because the 155 East 55th Street Property was under renovation from 2022 to 2023.
(5)	Closing Costs include a rate buydown fee of $1,767,500.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

73

Mixed Use - Various Various New York, NY, 10022	Collateral Asset Summary – Loan No. 5 NYC Multifamily Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,500,000 59.6% 1.36x 8.7%

The Loan. The fifth largest mortgage loan (the “NYC Multifamily Portfolio Mortgage Loan”) is secured by the borrowers’ fee interests in two mixed-use properties consisting of 146 multifamily units and 85,451 square feet of office and retail space located in New York, New York (the “NYC Multifamily Portfolio Properties”). The NYC Multifamily Portfolio Mortgage Loan is evidenced by a single promissory note with an outstanding principal balance as of the Cut-off Date of $50,500,000. The NYC Multifamily Portfolio Mortgage Loan was originated on July 10, 2024 by 3650 Real Estate Investment Trust 2 LLC and accrues interest at a fixed rate of 6.21500% per annum. The NYC Multifamily Portfolio Mortgage Loan has an initial term of five-years and is interest-only for the full term. The scheduled maturity date of the NYC Multifamily Portfolio Mortgage Loan is August 6, 2029.

The Properties. The NYC Multifamily Portfolio Properties consist of two mixed-use properties totaling 146 multifamily units and 85,451 square feet of office and retail space located at 155 East 55th Street and 210 East 58th Street in New York, New York. The portfolio, which consists of two buildings located three blocks apart, is currently 95.9% occupied as of May 31, 2024. The borrower sponsors have owned the NYC Multifamily Portfolio Properties since 1981 and have invested approximately $3.5 million over the past two years for capital expenditures including lobby renovations, elevator upgrades, hallway renovations, apartment renovations, unit combinations, garage repairs, a new laundry room and professionals/consultant charges.

The 155 East 55th Street property (the “155 East 55th Street Property”) is a mixed-use building containing 51 multifamily units, 66,507 square feet of office space, 10,563 square feet of retail space and a 42-space parking garage. The 155 East 55th Street Property was constructed in 1961 and most recently renovated between 2022 and 2023. The office space is 68.9% occupied by 22 tenants and accounts for 16.9% of the total portfolio underwritten effective gross income. The ground floor retail is occupied by Sherwin-William Company (“Sherwin Williams”) and Restaurant Shun Lee Palace (“Shun Lee Palace”). Sherwin Williams has been a tenant at the 155 East 55th Street Property since 2013 occupying 2,926 square feet at $106.07 per square foot under a lease expiring on July 31, 2028. Shun Lee Palace has been a tenant at the 155 East 55th Street Property since 1970 and occupies 4,668 square feet at $59.60 per square foot under a lease expiring August 31, 2029. Both retail tenants executed renewals in 2022 and 2021, respectively. There are 27 rent stabilized units, 23 free market units and one employee-occupied unit. The multifamily units at the 155 East 55th Street Property consist of 11 studios, 24 one-bedroom units, nine two-bedroom units, four three-bedroom units and two four-bedroom units. Each multifamily unit contains a dishwasher, stainless steel appliances, refrigerator, stove, oven, microwave, floor covering (wood), floor covering (tile) and private balconies. Floors two through six contain 36 office suites with an average suite size of 1,847 square feet. One of the borrower sponsors, Michael Sachs, has offices at the 155 East 55th Street Property, occupying 2,254 square feet comprising approximately 3.4% of the total office space. The 42 garage parking spaces are leased to a third-party operator.

The 210 East 58th Street property (the “210 East 58th Street Property”) is a mixed-use building with 95 multifamily units and two retail spaces. The building was constructed in 1959 and renovated in 1983. The ground floor retail is occupied by Waterbox New York LLC (“Waterbox”) and Ocean Recovery East LLC (“Ascendant”). Waterbox, a showroom displaying plumbing fixtures and fittings for bathrooms and kitchens, occupies 2,743 square feet at $111.56 per square foot under a lease that expires on December 31, 2034. Ascendant, an outpatient recovery center for people who have completed a detox or inpatient program which offers group therapy and individual therapy sessions, occupies 5,638 square feet at $60.29 per square foot under a lease that expires on June 30, 2033. Of the 95 multifamily units, there are 54 rent stabilized units, 40 free market units and one employee-occupied unit. The multifamily units at the 210 East 58th Street Property are comprised of 61 studios, 23 one-bedroom units, nine two-bedroom units, one three-bedroom unit and one four-bedroom unit. Each multifamily unit contains a dishwasher, stainless steel appliances, refrigerator, stove/oven, microwave, floor covering (wood) and floor covering (tile).

The following table presents certain information relating to the NYC Multifamily Portfolio Properties:

Portfolio Summary
Property Name	City, State	Property Type- Subtype(2)	Total Residential Units(1)	Residential Occupancy	Commercial Occupancy	Year Built / Renovated(2)	As-is Appraised Value(2)	Allocated Loan Amount
155 East 55th Street	New York, NY	Mixed Use – Multifamily/Office/Retail	51	96.1%	69.3%	1961 / 2022-2023	$54,500,000	$32,200,000
210 East 58th Street	New York, NY	Mixed Use – Multifamily/Retail	95	95.8%	100.0%	1959 / 1983	$30,200,000	$18,300,000
Total / Wtd. Avg.			146	95.9%	72.3%		$84,700,000	$50,500,000
(1)	Based on the underwritten rent roll dated May 31, 2024.
(2)	Source: Appraisals.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

74

Mixed Use - Various Various New York, NY, 10022	Collateral Asset Summary – Loan No. 5 NYC Multifamily Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,500,000 59.6% 1.36x 8.7%

The following table presents certain information relating to the unit mix at the NYC Multifamily Portfolio Properties:

Unit Mix(1)
Unit Type	No. of Units	Occupied Units	% of Occupied Units	Unit Size SF	Total SF	In-Place Rent / Month	Market Rent
155-Stabilized	27	27	19.3%	903	24,372	$3,506	$3,488
155-Fair Market	23	22	15.7%	1,026	23,600	$4,885	$5,168
210-Stabilized	54	52	37.1%	730	39,419	$3,264	$3,220
210-Fair Market	40	39	27.9%	647	25,887	$3,505	$3,818
Super	2	0	0.0%	1,218	2,436	$0	$5,500
Total / Wtd. Avg.	146	140	100.0%	793	115,714	$3,633	$3,772
(1)	Based on the underwritten rent roll dated May 31, 2024.

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the NYC Multifamily Portfolio Properties:

Cash Flow Analysis(1)(2)
	2023	TTM 5/31/2024	UW	UW Per Unit
Base Rent	$6,049,770	$6,180,419	$6,407,123	$43,884
Potential Income from Vacant Units	0	0	0	0
Gross Potential Income	$6,049,770	$6,180,419	$6,407,123	$43,884
Total Reimbursements	66,443	69,357	69,357	475
Commercial Income	2,286,939	2,511,002	2,801,789	19,190
Parking Income	223,545	219,771	226,013	1,548
Other Income	80,900	110,094	110,094	754
Residential Vacancy	(519,642)	(463,233)	(320,356)	(2,194)
Effective Gross Income	$8,187,953	$8,627,411	$9,294,020	$63,658
Management Fee	240,421	252,544	279,236	1,913
Real Estate Taxes	1,780,335	1,774,719	1,785,330	12,228
Insurance	227,806	239,996	379,220	2,597
Other Expenses	2,497,424	2,465,758	2,465,758	16,889
Total Expenses	$4,745,986	$4,733,016	$4,909,544	$33,627

Net Operating Income	$3,441,967	$3,894,395	$4,384,476(3)	$30,031
Capital Expenditures	26,261	17,150	29,200	200
TI/LC	0	0	42,727	293
Net Cash Flow	$3,415,706	$3,877,245	$4,312,549	$29,538

Occupancy	91.4%	92.5%	95.0%(4)
NOI Debt Yield	6.8%	7.7%	8.7%
NCF DSCR	1.07x	1.22x	1.36x
(1)	Based on the underwritten rent roll dated May 31, 2024.
(2)	Historical financial information is not available because the 155 East 55th Street Property was under renovation from 2022 to 2023.
(3)	The increase in UW Net Operating Income over TTM 5/31/2024 Net Operating Income reflects in-place rent increases due to increased occupancy and commercial rent at the NYC Multifamily Portfolio Properties.
(4)	UW occupancy is based on economic occupancy.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

75

Mixed Use - Various Various New York, NY, 10022	Collateral Asset Summary – Loan No. 5 NYC Multifamily Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,500,000 59.6% 1.36x 8.7%

Appraisals. According to the appraisals, the NYC Multifamily Portfolio Properties had an aggregate “as-is” appraised value of $84,700,000 as of June 7, 2024. Based on the aggregate “as-is” appraised value of $84,700,000, the Cut-off Date LTV and Maturity Date LTV for the NYC Multifamily Portfolio are 59.6%

NYC Multifamily Portfolio Appraised Value(1)
Property	As-Is Value	Capitalization Rate
155 East 55th Street	$54,500,000	6.00%
210 East 58th Street	$30,200,000	5.50%
Total / Wtd. Avg.	$84,700,000	5.82%
(1)	Source: Appraisals.

Environmental Matters. According to the Phase I environmental reports dated June 7, 2024, there was no evidence of any recognized environmental conditions at the NYC Multifamily Portfolio Properties.

The Market. The 210 East 58th Street Property is located 150 feet east of Third Avenue, a heavily trafficked retail corridor. The 155 East 55th Street Property is located between Third Avenue and Lexington Avenue. The 155 East 55th Street Property and 210 East 58th Street Properties are in close proximity to the 4, 5, and 6 trains, which can be accessed at the 59th Street station along Lexington Avenue.

Multifamily Market: The 155 East 55th Street Property and the 210 East 58th Street Property are in the Midtown East Multifamily submarket of the New York Multifamily Market. According to the appraisal, as of the first quarter of 2024, the New York Multifamily Market had an inventory of 1,555,472 units with 40,960 units of vacant space, indicating a vacancy rate of 2.6%. A total of 5,061 units were completed and delivered, and 67,815 units were under construction, while the market experienced a positive net absorption of 4,764 units. The asking rental rate for that same period was $2,929 per unit. According to the appraisal, as of the first quarter of 2024, the Midtown East Submarket had an inventory of 15,255 units with 325 units of vacant space, indicating a vacancy rate of 2.1%. No units were completed and delivered, and 291 units were under construction, while the submarket experienced a positive net absorption of seven units. The asking rental rate for that same period was $4,842 per unit.

Office Market: The 155 East 55th Street Property is in the Plaza District submarket of the New York Office Market. According to the appraisal, as of the first quarter of 2024, the New York Office Market had an inventory of 977,787,509 square feet with 138,182,099 square feet of vacant space, indicating a vacancy rate of 14.1%. A total of 570,067 square feet were delivered and 10,345,871 square feet were under construction. The market experienced a negative net absorption of 3,084,630 square feet. The asking rental rate for that same period was $41.95 per square foot. According to the appraisal, as of the first quarter of 2024, the Plaza District Office Submarket had an inventory of 91,312,206 square feet, with 12,418,591 square feet of vacant space indicating a vacancy rate of 13.6%. There was no new space delivered and 2,699,000 square feet were under construction. The submarket experienced a negative net absorption of 246,705 square feet. The asking rental rate for that same period was $90.32 per square foot.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

76

Mixed Use - Various Various New York, NY, 10022	Collateral Asset Summary – Loan No. 5 NYC Multifamily Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,500,000 59.6% 1.36x 8.7%

The following table presents certain information relating to comparable office properties to the 155 East 55th Street Property:

Comparable Office Rental Summary(1)
Property Name	Location	Tenant	Suite Size (SF)		Lease Commencement	Lease Term (Yrs)	Base Rent (PSF)	Adjusted Base Rent PSF	Lease Type
155 East 55th Street	New York, NY	B A Silver & Co Inc.	4,431	(2)	Sep-02(2)	25.0(2)	$21.67(2)	$21.67(2)	Modified Gross
59 East 54th Street	New York, NY	ACA Acupuncture & Wellness	2,400		Jan-24	10.0	$52.00	$46.80	Modified Gross
136 East 57th Street	New York, NY	New York City Podiatry	1,631		Sep-23	5.1	$49.18	$44.26	Modified Gross
12 East 46th Street	New York, NY	Midtown East PT PC	2,555		Jan-23	5.0	$50.00	$42.50	Modified Gross
12 East 49th Street	New York, NY	Holden	2,500		Nov-22	5.0	$45.00	$42.75	Modified Gross
16 West 46th Street	New York, NY	Milano Diamond Gallery	4,400		Aug-22	--	$52.00	$49.40	Modified Gross
The Look Building	New York, NY	Kudman Trachten Aloe Posner (KTAP)	10,59	3	Feb-23	5.4	$50.00	$42.50	Modified Gross
(1)	Source: Appraisals, unless otherwise indicated.
(2)	Based on the underwritten rent roll dated May 31, 2024.

The following table presents certain information relating to comparable retail properties to the 155 East 55th Street Property and 210 East 58th Street Properties.

Comparable Retail Rental Summary(1)
Property Name	Location	Tenant	Suite Size (SF)		Lease Commencement	Lease Term (Yrs)	Base Rent (PSF)	Lease Type
155 East 55th Street	New York, NY	Restaurant Shun Lee Palace	4,668	(2)	Sep-70(2)	59.0(2)	$57.87(2)	Gross
210 East 58th Street	New York, NY	Ocean Recovery East LLC	5,638	(2)	Jul-23(2)	8.9(2)	$58.53(2)	Modified Gross
120 East 34th Street	New York, NY	Utopia Bagels	3,655		Jan-24	15.0	$97.42	Modified Gross
223 East 58th Street	New York, NY	Strond Salon	2,500		Dec-23	5.0	$88.00	Modified Gross
122 East 55th Street	New York, NY	Not Disclosed	1,400		Aug-23	10.0	$102.86	Modified Gross
111 East 56th Street	New York, NY	Reserve Cut	10,00	0	Sep-23	10.0	$95.00	Modified Gross
169 East 69th Street	New York, NY	Bone & Joint	2,951		Jun-23	10.0	$122.00	Modified Gross
14 East 58th Street	New York, NY	Global Wine Market	6,000		Oct-22	15.0	$85.31	Modified Gross
(1)	Source: Appraisals, unless otherwise indicated.
(2)	Based on the underwritten rent roll dated May 31, 2024.

The Borrowers and the Borrower Sponsors. The borrowers are 210 East Property Owner LLC and 155 East Property Owner LLC, each a Delaware limited liability company. Each borrower is a single purpose entity having at least two independent directors in its organizational structure. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the NYC Multifamily Portfolio Mortgage Loan.

The borrower sponsors and non-recourse carveout guarantors are Benjamin London, Michael Palin, Jerome Sachs, Arlene Sachs, Michael Sachs, Meryl Kantro, Francine Silver and Marlene Siegel. Jerome Sachs and Michael Sachs are the managing principals of the Sachs Companies. Headquartered in New York City, Sachs Companies is a family real estate holding and asset management organization. Sachs Companies owns a nationwide portfolio encompassing residential, office, retail and hospitality properties and is active in all aspects of the real estate spectrum with an emphasis on development of multifamily communities.

Property Management. The NYC Multifamily Portfolio Properties are managed by J&M Realty Services Corp., a third-party property management company.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

77

Mixed Use - Various Various New York, NY, 10022	Collateral Asset Summary – Loan No. 5 NYC Multifamily Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$50,500,000 59.6% 1.36x 8.7%

Initial and Ongoing Reserves. At origination of the NYC Multifamily Portfolio Mortgage Loan, the borrowers deposited approximately (i) $497,888 into a reserve account for real estate taxes and (ii) $75,000 into a reserve account for deferred maintenance, representing 125% of the estimated cost of immediate repairs.

Tax Reserve – The borrowers are required to deposit into a real estate tax reserve, on a monthly basis, an amount equal to 1/12th of the taxes that the lender estimates will be payable over the next-ensuing 12-month period (initially estimated to be approximately $165,963 per month).

Insurance Reserve – The borrowers are required to deposit into an insurance reserve, on a monthly basis, an amount equal to 1/12th of the insurance premiums that the lender estimates will be payable for the renewal of the coverage afforded by the related policies (initially estimated to be approximately $31,435 per month).

Replacement Reserve – The borrowers are required to deposit into a replacement reserve, on a monthly basis, approximately $2,433 for replacements.

TI/LC Reserve – The borrowers are required to deposit into a TI/LC reserve, on a monthly basis, approximately $3,561 for tenant improvements and leasing commissions.

Lockbox / Cash Management. The NYC Multifamily Portfolio Mortgage Loan is structured with a springing lockbox and springing cash management. Upon the occurrence of an event of default, at the lender’s option, within 30 days of the date of such occurrence of an event of default and the lender’s notice to the borrowers, the borrowers and the property manager are required to (i) open a lockbox account and a cash management account, each at an eligible institution and (ii) enter into a clearing account agreement and a cash management agreement in form and substance acceptable to the lender.

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. Not Permitted.

Ground Lease. None.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

78

Mixed Use – Industrial/Office/Retail/Self Storage 3301 Spring Mountain Road Las Vegas, NV 89102	Collateral Asset Summary – Loan No. 6 Oasis Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 64.3% 1.36x 9.8%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

79

Mixed Use – Industrial/Office/Retail/Self Storage 3301 Spring Mountain Road Las Vegas, NV 89102	Collateral Asset Summary – Loan No. 6 Oasis Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 64.3% 1.36x 9.8%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

80

Mixed Use – Industrial/Office/Retail/Self Storage 3301 Spring Mountain Road Las Vegas, NV 89102	Collateral Asset Summary – Loan No. 6 Oasis Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 64.3% 1.36x 9.8%

Mortgage Loan Information		Property Information
Loan Seller:	Barclays	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type - Subtype:	Mixed Use – Industrial/Office/Retail/Self Storage
Borrower Sponsor(s):	Oasis Global Partners	Collateral:	Fee
Borrower(s):	Pacific Place Site LLC	Location:	Las Vegas, NV
Original Balance:	$45,000,000	Year Built / Renovated:	1974 / NAP
Cut-off Date Balance:	$45,000,000	Property Management:	Talon Commercial Real Estate, LLC
% by Initial UPB:	5.0%	Size:	430,156 SF
Interest Rate:	6.70000%	Appraised Value / Per SF:	$70,000,000 / $163
Note Date:	July 29, 2024	Appraisal Date:	May 22, 2024
Original Term:	60 months	Occupancy(2):	97.3% (as of July 1, 2024)
Amortization:	Interest Only	UW Economic Occupancy:	94.0%
Original Amortization:	NAP	Underwritten NOI:	$4,424,841
Interest Only Period:	60 months	Underwritten NCF:	$4,170,990
First Payment Date:	September 1, 2024
Maturity Date:	August 1, 2029	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI:	$3,126,429 (TTM April 30, 2024)
Additional Debt Balance:	NAP	2023 NOI:	$3,070,779
Call Protection:	L(24),D(29),O(7)	2022 NOI:	$3,885,792
Lockbox / Cash Management:	Soft / Springing	2021 NOI:	$3,341,219
Reserves(1)				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$105
Taxes:	$40,229	$20,114	NAP	Maturity Date Loan / SF:	$105
Insurance:	$287,054	$41,008	NAP	Cut-off Date LTV:	64.3%
Replacement Reserve:	$0	$11,112	NAP	Maturity Date LTV:	64.3%
TI/LC:	$400,000	Springing	$250,000	UW NOI DY:	9.8%
Deferred Maintenance:	$52,210	$0	NAP	UW NCF DSCR:	1.36x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$45,000,000	91.7%	Loan Payoff	$45,110,009	92.0%
Borrower Sponsor Equity	4,050,286	8.3	Closing Costs(3)	3,160,785	6.4
			Reserves	779,493	1.6
Total Sources	$49,050,286	100.0%	Total Uses	$49,050,286	100.0%
(1)	See “Initial and Ongoing Reserves” below.
(2)	Occupancy includes 7,081 square feet leased to month-to-month tenants (“MTM Tenants”). Excluding the MTM Tenants, occupancy at the Oasis Plaza Property (as defined below) is 95.6%.
(3)	Closing costs include an interest rate buydown of $1.8 million.

The Loan. The sixth largest mortgage loan (the “Oasis Plaza Mortgage Loan”) is secured by the borrower’s fee interest in a 430,156 square foot mixed use property located in Las Vegas, Nevada (the “Oasis Plaza Property”). The Oasis Plaza Mortgage Loan was originated on July 29, 2024 by Barclays Capital Real Estate Inc. (“Barclays”) and accrues interest at a fixed rate of 6.70000% per annum. The Oasis Plaza Mortgage Loan has an initial term of five years and is interest-only for the full term. The scheduled maturity date of the Oasis Plaza Mortgage Loan is the payment date that occurs on August 1, 2029.

The Property. The Oasis Plaza Property is an approximately 26-acre mixed-use commercial plaza including industrial, office, retail and self storage space located in Las Vegas, Nevada, approximately 0.5 miles away from the Las Vegas Strip. The Oasis Plaza Property contains 192,520 square feet of industrial flex space, 123,770 square feet of office space, 19,667 square feet of retail space and 94,199 square feet of self storage space. The Oasis Plaza Property is leased to a variety of tenants with approximately 186 total leases. According to the appraisal, the Oasis Plaza Property has an approximate parking ratio of three stalls per 1,000 square feet. The Oasis Plaza Property

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

81

Mixed Use – Industrial/Office/Retail/Self Storage 3301 Spring Mountain Road Las Vegas, NV 89102	Collateral Asset Summary – Loan No. 6 Oasis Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 64.3% 1.36x 9.8%

was 97.3% occupied as of July 1, 2024 (95.6% occupied excluding month-to-month tenants). The Oasis Plaza Property also benefits from being adjacent to the busiest off-Strip thoroughfare in Las Vegas, with 56,500 vehicles per day.

Property Breakout(1)
Property Type	Net Rentable Area (SF)	% Net Rentable Area (SF)	U/W Base Rent	% U/W Base Rent	Occupancy
Industrial	192,520	44.8%	$2,438,317	38.5%	97.5%
Office	123,770	28.8%	$2,473,504	39.1%	97.2%
Self Storage	94,199	21.9%	$1,071,828	16.9%	81.8%
Retail	19,667	4.6%	$345,664	5.5%	83.0%
(1)	Based on the underwritten rent roll dated July 1, 2024.

Major Tenants. The three largest tenants based on underwritten base rent are Work Lounge LLC, State of Nevada – Welfare and Al Bravo Films, LLC.

Work Lounge LLC (21,040 square feet; 4.9% of NRA, 16.9% of underwritten commercial base rent): Work Lounge LLC is owned and operated by LVREIS Inc., which is a company that issues private real estate loans in the state of Nevada. In 2016, the LVREIS Inc. founders started “The Coop Cowork” after acquiring and operating a property with co-working space. Work Lounge LLC at the Oasis Plaza Property blends industrial co-working with executive lounge spaces suitable for evening social events and benefits from proximity to the Las Vegas Strip (approximately 0.5 miles from the Oasis Plaza Property). Work Lounge has been a tenant at the Oasis Plaza Property since August 2023 and in July 2024, expanded its square feet from approximately 15,000 SF to 21,040 SF, and extended its lease term by an additional 26 months to February 2030.

State of Nevada - Welfare (8,153 square feet; 1.9% of NRA, 5.0% of underwritten base rent): State of Nevada – Welfare provides public assistance benefits to all who qualify and support for children with absentee parents. State of Nevada – Welfare has been a tenant at the Oasis Plaza Property since January 2014, and its current lease expires in February 2027.

Al Bravo Films, LLC (16,862 square feet; 3.9% of NRA, 4.7% of underwritten base rent): Al Bravo Films, LLC is a full service production company working with name actors and distribution companies. Al Bravo Films, LLC has leased three spaces at the Oasis Plaza Property with the first lease commencing in November 2023. Al Bravo Films, LLC has various lease expiration dates: 10,982 square feet expire on August 1, 2026, 4,390 square feet expire on November 30, 2025 and 1,490 square feet expire on January 31, 2026.

The following table presents certain information relating to the historical occupancy at the Oasis Plaza Property:

Historical and Current Occupancy
2021(1)	2022(1)	2023(1)	Current(2)
91.0%	88.6%	97.3%	97.3%
(1)	Historical occupancy is based on the year end occupancy for each year excluding the 3355 Spring Mountain Road building, which was taken offline due to renovations.
(2)	Based on the underwritten rent roll as of July 1, 2024, including self storage space and including MTM Tenants.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

82

Mixed Use – Industrial/Office/Retail/Self Storage 3301 Spring Mountain Road Las Vegas, NV 89102	Collateral Asset Summary – Loan No. 6 Oasis Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 64.3% 1.36x 9.8%

The following table presents certain information relating to the tenants at the Oasis Plaza Property based on underwritten base rent:

Tenant Summary(1)
Tenant	Credit Rating (Moody’s/S&P/Fitch)	Net Rentable Area (SF)	% of Net Rentable Area	U/W Base Rent(2)	U/W Base Rent Per SF(2)	% of Total U/W Base Rent(2)	Lease Expiration	Termination Option (Y/N)	Renewal Options
Work Lounge LLC	NR/NR/NR	21,040	4.9%	$886,956	$42.16	16.9%	2/28/2030	N	NAP
State of Nevada – Welfare	NR/NR/NR	8,153	1.9	260,978	$32.01	5.0	2/28/2027	N	NAP
Al Bravo Films, LLC	NR/NR/NR	16,862	3.9	244,649	$14.51	4.7	Various(3)	N	NAP
Eight Thirty Restaurants	NR/NR/NR	3,300	0.8	128,700	$39.00	2.4	2/28/2027	N	NAP
Las Vegas Medical Plaza	NR/NR/NR	24,000	5.6	126,000	$5.25	2.4	8/31/2025	N	NAP
Largest Tenants	73,355	17.1%	$1,647,283	$22.46	31.3%
Remaining Occupied	243,858	56.	7	3,552,860	$14.57	67.6
MTM Tenants	7,081	1.6%	57,342	$8.10	1.1
Total Industrial/Office/Retail Occupied	324,294	75.4%	$5,257,485	$16.21	100.0%
Self Storage Component	94,199	21.9%
Total Occupied	418,493	97.3%

Vacant	11,663	2.7%
Total	430,156	100.0%
(1)	Based on the underwritten rent roll dated July 1, 2024, inclusive of rent steps through August 2025.
(2)	U/W Base Rent, U/W Base Rent Per SF and % of Total U/W Base Rent include commercial tenants and excludes underwritten self storage income of $1,071,828.
(3)	Al Bravo Films, LLC leases three spaces with various lease expiration dates: 10,982 square feet expire on August 1, 2026, 4,390 square feet expire on November 30, 2025 and 1,490 square feet expire on January 31, 2026.

The following table presents certain information relating to the lease rollover schedule at the Oasis Plaza Property:

Lease Rollover Schedule(1)(2)
Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	7,081	2.1%	2.1%	$57,342	1.1%	$8.10	17
2024	47,085	14.0	16.1%	628,780	12.0	$13.35	30
2025	144,941	43.1	59.3%	1,832,949	34.9	$12.65	81
2026	86,636	25.8	85.1%	1,319,114	25.1	$15.23	52
2027	15,521	4.6	89.7%	466,450	8.9	$30.05	3
2028	0	0.0	89.7%	0	0.0	$0.00	0
2029	0	0.0	89.7%	0	0.0	$0.00	0
2030	21,040	6.3	95.9%	886,956	16.9	$42.16	1
2031	1,990	0.6	96.5%	65,894	1.3	$33.11	2
2032	0	0	96.5%	0	0.0	$0.00	0
2033	0	0	96.5%	0	0.0	$0.00	0
2034	0	0	96.5%	0	0.0	$0.00	0
2035 & Thereafter	0	0	96.5%	0	0.0	$0.00	0
Vacant	11,663	3.5	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	335,957	100.0%		$5,257,485	100.0%	$16.21	186
(1)	Based on underwritten rent roll dated July 1, 2024, excluding self storage space, inclusive of rent steps through August 2025.
(2)	Certain leases may have termination options that are exercisable prior to the originally stated expiration date of the lease and that are not considered in this Lease Rollover Schedule.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

83

Mixed Use – Industrial/Office/Retail/Self Storage 3301 Spring Mountain Road Las Vegas, NV 89102	Collateral Asset Summary – Loan No. 6 Oasis Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 64.3% 1.36x 9.8%

Appraisal. According to the appraisal, the Oasis Plaza Property has an “as-is” appraised value of $70,000,000 as of May 22, 2024. The appraiser also concluded a land value at highest and best use of $138,000,000. Based on the highest and best use value, the Cut-off Date LTV is 32.6%.

Appraisal Approach	Appraised Value	Capitalization Rate
Income Capitalization Approach	$70,000,000	6.50%

Environmental Matters. According to a Phase I environmental report dated June 27, 2024, there are no recognized environmental conditions or recommendations for further action at the Oasis Plaza Property. The report did identify a controlled recognized environmental condition at the Oasis Plaza Property. Please see “Description of the Mortgage Loan—Environmental Considerations” in the Preliminary Prospectus.

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Oasis Plaza Property:

Cash Flow Analysis(1)
	2021	2022	2023	TTM April 2024	U/W	U/W Per SF
Base Rent(2)	$3,806,760	$4,215,272	$3,603,137	$3,767,954	$5,257,485	$12.22
Self Storage Income	777,852	937,992	871,996	859,116	1,071,828	2.49
Gross Up Vacancy	0	0	0	0	194,308	0.45
Gross Potential Rent	$4,584,612	$5,153,264	$4,475,133	$4,627,070	$6,523,621	$15.17
Total Reimbursements	131,278	137,183	140,363	137,735	137,735	0.32
Other Revenue	156,228	119,897	139,328	131,307	131,307	0.31
Net Rental Income	$4,872,118	$5,410,344	$4,754,824	$4,896,112	$6,792,663	$15.79
Vacancy/Credit Loss	0	0	0	0	(391,417)	(0.91)
Effective Gross Income	$4,872,118	$5,410,344	$4,754,824	$4,896,112	$6,401,246	$14.88
Taxes	196,260	182,342	221,976	225,124	241,372	0.56
Insurance	92,871	94,549	339,700	346,772	492,092	1.14
Repairs and Maintenance	540,370	571,788	418,339	475,834	475,834	1.11
Other Expenses	701,398	675,873	704,030	721,953	767,107	1.78
Total Expenses	$1,530,899	$1,524,552	$1,684,045	$1,769,683	$1,976,405	$4.59
Net Operating Income(3)	$3,341,219	$3,885,792	$3,070,779	$3,126,429	$4,424,841	$10.29
Capital Expenditures	0	0	0	0	133,348	0.31
TI/LC	0	0	0	0	120,503(4)	0.28
Net Cash Flow	$3,341,219	$3,885,792	$3,070,779	$3,126,429	$4,170,990	$9.70

Occupancy(5)	91.0%	88.6%	97.3%	96.4%	94.0%(6)
NCF DSCR	1.09x	1.27x	1.00x	1.02x	1.36x
NOI Debt Yield	7.4%	8.6%	6.8%	7.0%	9.8%
(1)	Based on the underwritten rent roll dated July 1, 2024.
(2)	U/W Base Rent includes contractual rent steps through August 2025.
(3)	The increase in Net Operating Income from TTM April 2024 to U/W is due to 19,092 square feet of leases commencing following the TTM April 2024 period.
(4)	U/W TI/LC includes a $40,000 credit, which represents10% of the $400,000 upfront TI/LC reserve.
(5)	Represents the year-end occupancy for each year excluding the 3355 Spring Mountain Road building, which was taken offline for renovations.
(6)	U/W occupancy is based on economic occupancy.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

84

Mixed Use – Industrial/Office/Retail/Self Storage 3301 Spring Mountain Road Las Vegas, NV 89102	Collateral Asset Summary – Loan No. 6 Oasis Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 64.3% 1.36x 9.8%

The Market. The Oasis Plaza Property is located approximately 0.5 miles away from the Las Vegas Strip on the busiest off-Strip thoroughfare in Las Vegas (56,500 vehicles per day). The Oasis Plaza Property also benefits from close access to Interstate 15, with a vehicle count of approximately 243,000 per day. According to the appraisal, the area is transitioning from mainly industrial into a mixed-use, high-density residential and commercial district. The appraiser considered the current improvements to be an interim use and concluded that the highest and best use would be redevelopment into a gaming/resort property or more modern mixed use property due to its desired commercial resort zoning.

The Oasis Plaza Property is located in the Las Vegas industrial market and West Las Vegas industrial submarket. As of the first quarter of 2024, the occupancy rate in the Las Vegas industrial market was approximately 94.3% with asking rents of $14.46, and for the West Las Vegas submarket was approximately 96.3% and asking rents were $15.93.

The Oasis Plaza Property is located in the Las Vegas retail market and the Central West Las Vegas submarket. As of the first quarter of 2024, the occupancy rate of the Las Vegas retail market was approximately 94.9% with asking rents of $31.80, and the occupancy rate of the Central West Las Vegas retail submarket was approximately 96.0% with asking rents of $24.87.

The appraiser did not provide self storage market or submarket statistics for the Oasis Plaza Property.

The following table presents certain information relating to comparable sales to the office/retail portion of the Oasis Plaza Property:

Comparable Sales – Office/Retail(1)
Property Name City, State	Net Rentable Area (SF)	Year Built / Renovated	Sale Date	Sale Price	Sale Price / SF	Cap Rate	NOI / SF	Occupancy
Oasis Plaza Las Vegas, NV	430,156(2)	1974 / NAP	Jan-18	NAV	NAV	6.50%	NAV	97.3%(2)
Plaza Los Arcos Las Vegas, NV	15,856	1979 / NAP	Mar-24	$3,465,000	$218.53	6.90%	$15.07	100.0%
Decatur Square Las Vegas, NV	16,515	1989 / NAP	Aug-23	$3,420,000	$207.08	7.12%	$14.74	100.0%
Rainbow Office Park Las Vegas, NV	50,019	1998 / NAP	Jul-23	$11,700,000	$233.91	7.58%	$17.73	100.0%
Laborers Union Building Las Vegas, NV	29,226	1999 / NAP	Jan-23	$8,500,000	$290.84	7.08%	$20.59	100.0%
3175 East Tropicana Avenue Las Vegas, NV	13,761	1991 / NAP	Nov-22	$3,260,000	$236.90	NAV	NAV	93.0%
(1)	Source: Appraisal, unless otherwise indicated.
(2)	Based on the underwritten rent roll dated July 1, 2024.

The following table presents certain information relating to comparable sales to the flex industrial portion of the Oasis Plaza Property:

Comparable Sales – Flex Industrial(1)
Property Name City, State	Net Rentable Area (SF)	Year Built / Renovated	Sale Date	Sale Price	Sale Price / SF	Cap Rate	NOI / SF	Occupancy
Oasis Plaza Las Vegas, NV	430,156(2)	1974 / NAP	Jan-18	NAV	NAV	6.50%	NAV	97.3%(2)
3355 Aldebaran Avenue Las Vegas, NV	10,000	1975 / NAP	Jan-24	$2,200,000	$220.00	NAV	NAV	0.0%
Cheyenne West Corporate Center North Las Vegas, NV	20,846	2004 / NAP	Mar-23	$3,250,000	$155.91	5.62%	$8.76	100.0%
3711 Regulus Avenue Las Vegas, NV	12,000	1988 / NAP	Nov-22	$3,120,000	$260.00	NAV	NAV	0.0%
4347 West Sunset Road Las Vegas, NV	10,457	2002 / NAP	Sep-22	$2,950,000	$282.11	3.21%	$9.04	100.0%
(1)	Source: Appraisal, unless otherwise indicated.
(2)	Based on the underwritten rent roll dated July 1, 2024.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

85

Mixed Use – Industrial/Office/Retail/Self Storage 3301 Spring Mountain Road Las Vegas, NV 89102	Collateral Asset Summary – Loan No. 6 Oasis Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 64.3% 1.36x 9.8%

The following table presents certain information relating to comparable sales to the self-storage portion of the Oasis Plaza Property:

Comparable Sales – Self Storage(1)
Property Name City, State	Net Rentable Area (SF)	Year Built / Renovated	Sale Date	Sale Price	Sale Price / SF	Cap Rate	NOI / SF	Occupancy
Oasis Plaza Las Vegas, NV	430,156(2)	1974 / NAP	Jan-18	NAV	NAV	6.50%	NAV	97.3%(2)
Florence Mini Storage Florence, AZ	10,800	2001 / NAP	Jul-23	$1,090,000	$100.93	5.68%	$5.73	100.0%
Public Storage Mesa, AZ	120,310	2008 / NAP	Jun-23	$14,600,000	$121.35	NAV	NAV	100.0%
Sunrise Boat & RV Storage Las Vegas, NV	129,846	1992 / NAP	Oct-22	$12,250,000	$94.34	5.70%	$5.38	90.0%
Arizona Storage Inns Mesa, AZ	27,790	1983 / NAP	Sep-22	$4,575,000	$164.63	6.09%	$10.03	95.0%
(1)	Source: Appraisal, unless otherwise indicated.
(2)	Based on the underwritten rent roll dated July 1, 2024.

The following table presents certain information relating to the demographics of the Oasis Plaza Property:

Demographics Summary(1)
Property Name	City, State	Mortgage Loan Cut- off Date Balance	1-mile Population	3-mile Population	5-mile Population	1-mile Avg Household Income	3-mile Avg Household Income	5-mile Avg Household Income
Oasis Plaza	Las Vegas, NV	$45,000,000	14,646	152,448	413,628	$48,364	$65,914	$68,022
(1)	Source: Third party report. Demographics statistics is based on year-end 2024 estimates.

The Borrower and the Borrower Sponsor. The borrower for the Oasis Plaza Mortgage Loan is Pacific Place Site LLC, a Delaware limited liability company and single purpose entity with one independent director. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Oasis Plaza Mortgage Loan.

The borrower sponsor is Oasis Global Partners (“Oasis”) and the non-recourse carveout guarantor is Eric Chen, the co-founder and president of Oasis. Founded in 2009, Oasis is a real estate investment firm that operates seven funds and invests in a mix of global real estate, equity and commodity assets. In 2010, Oasis made pilot investments in residential and commercial foreclosures across Phoenix and Las Vegas under an entity named Cactus Fund Inc. and soon after formed its first formal partnership, Land Partners Inc, which focused on acquiring parcels that publicly-traded home builders could use for subdivision development. In 2017, Oasis formed its private equity arm, LVSM Incorporated, to acquire approximately $86 million in blue-chip parcels adjacent to the Las Vegas Strip. The non-recourse carveout guarantor is subject to active litigation related to his private law practice.

Property Management. The Oasis Plaza Property is managed by Talon Commercial Real Estate, LLC, a third party management company.

Initial and Ongoing Reserves. At origination of the Oasis Plaza Mortgage Loan, the borrower deposited (i) approximately $40,229 for real estate taxes, (ii) approximately $287,054 for insurance premiums, (iii) $52,210 for immediate repairs and (iv) $400,000 for general tenant improvements and leasing commissions.

Tax Reserve – On a monthly basis, the borrower is required to escrow 1/12th of the annual estimated tax payments payable during the next ensuing 12 months (initially equal to approximately $20,114).

Insurance Reserve – On a monthly basis, the borrower is required to escrow 1/12th of the annual estimated insurance payments (initially equal to approximately $41,008).

Replacement Reserve – The borrower is required to deposit with the lender $11,112 per month.

TI/LC Reserve – The borrower is required to deposit with the lender approximately $13,998 per month when the balance of the TI/LC reserve falls below $250,000.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

86

Mixed Use – Industrial/Office/Retail/Self Storage 3301 Spring Mountain Road Las Vegas, NV 89102	Collateral Asset Summary – Loan No. 6 Oasis Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 64.3% 1.36x 9.8%

Lockbox / Cash Management. The Oasis Plaza Mortgage Loan is structured with a soft lockbox and springing cash management. Prior to the occurrence of a Trigger Period (as defined below), the borrower or the property manager must transfer to the lockbox account any rents or operating income in its possession on the 10th day of each month, and, during the occurrence and continuance of a Trigger Period, must deposit all rents and operating income into the lockbox account within five business days of receipt, provided that any lease termination payments will be directly deposited into the TI/LC reserve. All excess cash flow funds remaining in the cash management account after the application of such funds in accordance with the Oasis Plaza Mortgage Loan documents are required to be held by the lender in an excess cash flow reserve account as additional collateral for the Oasis Plaza Mortgage Loan during the continuance of a Trigger Period.

A “Trigger Period” means the period commencing upon the occurrence of (i) an event of default, (ii) a debt service coverage ratio (“DSCR”) less than 1.20x, (iii) the bankruptcy of the borrower or principal or (iv) a Major Tenant Trigger Event (as defined below). A Trigger Period will end upon (a) with regard to clause (i) above, a cure of such event of default is accepted by the lender, (b) with regard to clause (ii) above, upon achievement of a DSCR greater than or equal to 1.25x for two consecutive calendar quarters, (c) with regard to clause (iii) above, upon the cure of such bankruptcy event and (d) with regard to clause (iv) above, upon the occurrence of a Major Tenant Trigger Event Cure (as defined below).

A ”Major Tenant Trigger Event” will occur upon (i) the borrower’s failure to satisfy the Major Tenant Renewal Criteria (as defined below) on or before the earlier of (x) the date 12 months’ prior to the expiration date of Work Lounge LLC’s lease and (y) the date by which Work Lounge LLC is required to deliver notice of its lease renewal or extension under its lease, (ii) Work Lounge LLC giving notice of its intent to terminate or not renew its lease, (iii) Work Lounge LLC going dark or vacating all or any portion of its space at the Oasis Plaza Property, (iv) Work Lounge LLC, its parent company and/or the guarantor of its lease filing for bankruptcy or (v) Work Lounge LLC defaulting under the terms of its lease.

A ”Major Tenant Trigger Event Cure” will occur, with respect to clause (i) or (ii) of the definition of Major Tenant Trigger above, either (a) upon the satisfaction of the Major Tenant Renewal Criteria or (b) upon the satisfaction of the Major Tenant Replacement Lease Criteria (as defined below), with respect to clause (iii) above, either (a) upon the satisfaction of the Major Tenant Replacement Lease Criteria or (b) upon Work Lounge LLC resuming occupancy in its space and resuming normal operations, with respect to clause (iv) above, upon either (a) the satisfaction of the Major Tenant Replacement Lease Criteria or (b) the borrower providing reasonable evidence that the respective entity is no longer subject to bankruptcy proceedings and with respect to clause (v) above, upon either (a) the satisfaction of the Major Tenant Replacement Lease Criteria or (b) the borrower providing reasonable evidence that the event of default has been cured and the tenant is in occupancy and resuming normal operations.

The ”Major Tenant Renewal Criteria” means the lender has received evidence that Work Lounge LLC or any replacement tenant for Work Lounge LLC has renewed its lease with a term of at least five years, delivery of an updated tenant estoppel and evidence that the tenant is occupying its full space, is open for business and is paying full contractual rent.

The “Major Tenant Replacement Lease Criteria” means (i) the borrower enters into one or more replacement leases for the space of Work Lounge LLC or its replacement tenant(s), (ii) the replacement tenant is in physical occupancy, open for business and is paying full contractual rent and (iii) the borrower provides the lender with required documentation under the Oasis Plaza Mortgage Loan documents evidencing the lease(s).

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. Not permitted.

Ground Lease. None.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

87

Multifamily – Garden 3310 East Boulevard & 2140 Johnston Drive Bethlehem, PA Various	Collateral Asset Summary – Loan No. 7 The Meadows and the Hills of Lehigh Valley	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$44,500,000 70.0% 1.30x 8.5%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

88

Multifamily – Garden 3310 East Boulevard & 2140 Johnston Drive Bethlehem, PA Various	Collateral Asset Summary – Loan No. 7 The Meadows and the Hills of Lehigh Valley	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$44,500,000 70.0% 1.30x 8.5%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

89

Multifamily – Garden 3310 East Boulevard & 2140 Johnston Drive Bethlehem, PA Various	Collateral Asset Summary – Loan No. 7 The Meadows and the Hills of Lehigh Valley	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$44,500,000 70.0% 1.30x 8.5%

Mortgage Loan Information		Property Information
Loan Seller:	GACC	Single Asset / Portfolio:	Portfolio
Loan Purpose:	Refinance	Property Type – Subtype:	Multifamily – Garden
Borrower Sponsor(s):	David B. Gardner	Collateral:	Fee
Borrower(s):	The Meadows at Lehigh Valley, LP; The Hills at Lehigh Valley, LP	Location:	Bethlehem, PA
Original Balance:	$44,500,000	Year Built / Renovated:	1975, 1988, 2014 / NAP
Cut-off Date Balance:	$44,500,000	Property Management:	Larken Associates, A Limited Partnership
% by Initial UPB:	5.0%	Size:	348 Units
Interest Rate:	6.25300%	Appraised Value / Per Unit:	$63,600,000 / $182,759
Note Date:	July 30, 2024	Appraisal Date:	May 29, 2024
Original Term:	60 months	Occupancy:	98.3% (as of June 30, 2024)
Amortization:	Interest Only	UW Economic Occupancy:	95.0%
Original Amortization:	NAP	Underwritten NOI:	$3,762,139
Interest Only Period:	60 months	Underwritten NCF:	$3,675,139
First Payment Date:	September 6, 2024
Maturity Date:	August 6, 2029	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI:	$3,724,581 (TTM June 30, 2024)
Additional Debt Balance:	NAP	2023 NOI:	$3,504,102
Call Protection:	L(24),D(32),O(4)	2022 NOI:	$3,223,741
Lockbox / Cash Management:	Springing / Springing	2021 NOI:	$3,059,724
Reserves(1)				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / Unit:	$127,874
Taxes:	$70,676	$70,676	NAP	Maturity Date Loan / Unit:	$127,874
Insurance:	$0	Springing	NAP	Cut-off Date LTV:	70.0%
Replacement Reserves:	$0	$7,250	NAP	Maturity Date LTV:	70.0%
Other:	$53,000	$0	NAP	UW NOI DY:	8.5%
				UW NCF DSCR:	1.30x
Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$44,500,000	100.0%	Loan Payoff	$33,994,962	76.4%
			Return of Equity	8,313,177	18.7
			Closing Costs	2,068,185	4.6
			Upfront Reserves	123,676	0.3
Total Sources	$44,500,000	100.0%	Total Uses	$44,500,000	100.0%
(1)	See “Initial and Ongoing Reserves” below.

The Loan. The seventh largest mortgage loan (“The Meadows and the Hills of Lehigh Valley Mortgage Loan”) is secured by the borrower’s fee interest in two garden-style multifamily properties totaling 348 units in Bethlehem, Pennsylvania (“The Meadows and the Hills of Lehigh Valley Properties”). The Meadows and the Hills of Lehigh Valley Mortgage Loan is evidenced by a single promissory note with an outstanding principal balance as of the Cut-off Date of $44,500,000. The Meadows and the Hills of Lehigh Valley Mortgage Loan was originated on July 30, 2024 by DBR Investments Co. Limited and accrues interest at a fixed rate of 6.25300% per annum. The Meadows and the Hills of Lehigh Valley Mortgage Loan has an initial term of five-years and is interest-only for the full term. The scheduled maturity date of The Meadows and the Hills of Lehigh Valley Mortgage Loan is August 6, 2029.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

90

Multifamily – Garden 3310 East Boulevard & 2140 Johnston Drive Bethlehem, PA Various	Collateral Asset Summary – Loan No. 7 The Meadows and the Hills of Lehigh Valley	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$44,500,000 70.0% 1.30x 8.5%

The Property. The Meadows and the Hills of Lehigh Valley Properties consist of two garden-style multifamily properties totaling 348 units in Bethlehem, Pennsylvania (approximately one mile apart from each other). Since 2012, the borrower sponsor has completed approximately $8.9 million in capital improvements at both of the properties, including new construction, roofing, siding and hallway and kitchen renovations, among other capital improvements. As of June 30, 2024, The Meadows and the Hills of Lehigh Valley Properties were 98.3% occupied.

Portfolio Summary(1)
Property Name	Address	City, State	# of Units	Year Built	Occupancy	Average Unit Size (Sq. Ft.)(2)	Appraised Value(2)	ALA
The Hills at Lehigh Valley	2140 Johnston Drive	Bethlehem, PA	156	1988	98.7%	879	$27,700,000	$19,381,289
The Meadows at Lehigh Valley	3310 East Boulevard	Bethlehem, PA	192	1975, 2014	97.9%	923	$35,900,000	$25,118,711
Total / Wtd. Avg.			348		98.3%		$63,600,000	$44,500,000
(1)	Based on the underwritten rent roll dated June 30, 2024.
(2)	Source: Appraisal.

The Meadows at Lehigh Valley: The Meadows at Lehigh Valley (“Meadows”) is a 192-unit multifamily garden property located at 3310 East Boulevard in Bethlehem, Pennsylvania. The Meadows property consists of 18 predominantly two-story apartment buildings situated on an 18.58-acre site. The improvements consist of 13 buildings known as The Meadows Apartments and Townhomes built in 1975, four buildings known as East Hills Townhomes built in 2014 and one leasing office. Since acquisition, the borrower sponsor has spent approximately $2.9 million in capital improvements to Meadows. In 2014, the borrower sponsor spent approximately $3.7 million to build 16 new townhome units at the Meadows, increasing the unit count by 9.1% to 192 units. Between the capital improvements and new units, approximately $6.6 million in capital expenditures has been spent at the Meadows property.

The unit mix includes 73 one-bedroom/one-bathroom units, 2 two-bedroom/one-bathroom units, 93 two-bedroom/two-bathroom units, 8 three-bedroom/one and a half bathroom units and 16 three-bedroom townhomes. Unit amenities include washer/dryer in select units, air conditioning, upgraded cabinetry and appliances including dishwasher, walk-in closets, wall-to-wall carpeting, hardwood in living/dining rooms, cable ready, and balcony or patio in select units. The bathrooms within each unit feature a combination tub/shower. Community amenities include 24-hour emergency service, laundry room in each building, on-site management, and 397 parking spaces (2.07 spaces per unit).

The following table presents certain information relating to the unit mix at the Meadows property:

The Meadows - Unit Mix(1)
Unit Type	# of Units	% of Total Units	Occupancy	Average Unit Size (Sq. Ft.)	Average Market Rent Per Unit(2)	Average Monthly Rent Per Unit	Average Monthly Rent PSF
1BR/1BA	73	38.0%	98.6%	700	$1,300	$1,244	$1.78
2BR/1BA	2	1.0%	100.0%	950	$1,400	$1,351	$1.42
2BR/2BA	93	48.4%	96.8%	950	$1,475	$1,431	$1.51
3BR/1.5BA	8	4.2%	100.0%	1178	$2,250	$1,863	$1.58
3BR/2BA	16	8.3%	100.0%	1656	NAV	$2,294	$1.39
Total / Wtd. Avg.	192	100.0%	97.9%	923		$1,449	$1.60
(1)	Based on the underwritten rent roll dated June 30, 2024.
(2)	Source: Appraisal.

The Hills at Lehigh Valley: The Hills at Lehigh Valley (“Hills”) is a 156-unit multifamily garden property located at 2140 Johnston Drive in Bethlehem, Pennsylvania. The Hills property consists of seven predominantly three-story apartment buildings constructed between 1985 and 1988 that are situated on a 10.17-acre site. Since acquisition in 2012, the borrower sponsor has invested approximately $2.25 million in capital improvements at the Hills property.

The unit mix includes 44 one-bedroom/one-bathroom units and 112 two-bedroom/two-bathroom units. Unit amenities include washer/dryers in select units, air conditioning, upgraded cabinetry and appliances including dishwasher, walk-in closets, wall-to-wall carpeting, hardwood in living/dining rooms, cable ready, and balcony or patio in select units. The bathrooms within each unit feature a combination tub/shower. Community amenities include 24-hour emergency service, laundry room in each building, on-site management, and 263 parking spaces (1.69 spaces per unit).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

91

Multifamily – Garden 3310 East Boulevard & 2140 Johnston Drive Bethlehem, PA Various	Collateral Asset Summary – Loan No. 7 The Meadows and the Hills of Lehigh Valley	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$44,500,000 70.0% 1.30x 8.5%

The following table presents certain information relating to the unit mix at the Hills property:

The Hills - Unit Mix(1)
Unit Type	# of Units	% of Total Units	Occupancy	Average Unit Size (Sq. Ft.)	Average Market Rent Per Unit(2)	Average Monthly Rent Per Unit	Average Monthly Rent PSF
1BR/1BA	44	28.2%	97.7%	700	$1,300	$1,238	$1.77
2BR/2BA	112	71.8%	99.1%	950	$1,400	$1,376	$1.45
Total / Wtd. Avg.	156	100.0%	98.7%	879	$1,372	$1,337	$1.54
(1)	Based on the underwritten rent roll dated June 30, 2024.
(2)	Source: Appraisal.

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at The Meadows and the Hills of Lehigh Valley Properties:

Cash Flow Analysis
	2021	2022	2023	TTM 6/30/2024	U/W	U/W Per Unit
Gross Potential Rent	$4,924,774	$5,168,872	$5,477,236	$5,707,538	$5,840,944	$16,784
Vacancy	(93,951)	(74,510)	(149,249)	(111,158)	(292,047)	(839)
Bad Debt	(35,756)	(44,840)	(19,611)	(26,769)	0	0
Concessions	(15,547)	(13,448)	(14,119)	(14,717)	0	0
Net Rental Income	$4,779,520	$5,036,075	$5,294,258	$5,554,895	$5,548,897	$15,945
Other Income(1)	418,318	419,078	479,197	498,769	498,769	1,433
Effective Gross Income	$5,197,838	$5,455,152	$5,773,455	$6,053,664	$6,047,666	$17,378

Real Estate Taxes	826,098	823,044	820,581	820,877	840,217	2,414
Insurance	151,827	165,726	182,495	178,783	151,780	436
Management Fee	156,814	161,907	170,848	186,697	181,430	521
Other Expenses(2)	1,003,375	1,080,735	1,095,429	1,142,727	1,112,100	3,196
Total Expenses	$2,138,114	$2,231,412	$2,269,353	$2,329,083	$2,285,527	$6,568

Net Operating Income	$3,059,724	$3,223,741	$3,504,102	$3,724,581	$3,762,139	$10,811
Replacement Reserves	0	0	0	0	87,000	250
TI/LC	0	0	0	0	0	0
Net Cash Flow	$3,059,724	$3,223,741	$3,504,102	$3,724,581	$3,675,139	$10,561

Occupancy	97.4%	97.9%	97.2%	98.3%	95.0%
NCF DSCR	1.08x	1.14x	1.24x	1.32x	1.30x
NOI Debt Yield	6.9%	7.2%	7.9%	8.4%	8.5%
(1)	Other Income consists of pet income, laundry income, trash income and general other income.
(2)	Other Expenses consists of payroll and benefits, repairs and maintenance, utilities and general and administrative expenses.

Appraisal. According to the appraisal, The Meadows and the Hills of Lehigh Valley Properties had an aggregate “as-is” appraised value of $63,600,000 as of May 29, 2024. Based on the aggregate “as-is” value of $63,600,000, the Cut-off Date LTV and Maturity Date LTV for The Meadows and the Hills of Lehigh Valley Mortgage Loan are 70.0%.

The Meadows and the Hills of Lehigh Valley
Property	Appraised Value(1)	Capitalization Rate
The Meadows at Lehigh Valley	$35,900,000	5.75%
The Hills at Lehigh Valley	$27,700,000	5.75%
(1)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

92

Multifamily – Garden 3310 East Boulevard & 2140 Johnston Drive Bethlehem, PA Various	Collateral Asset Summary – Loan No. 7 The Meadows and the Hills of Lehigh Valley	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$44,500,000 70.0% 1.30x 8.5%

Environmental Matters. The Phase I environmental assessments dated June 11, 2024 did not identify any evidence of recognized environmental conditions at The Meadows and the Hills of Lehigh Valley Properties. An initial round of radon testing identified seventeen units at the Meadows property with elevated levels of radon exceeding the action limit of 4.0 pico curies per liter of air (pCi/L), ranging from 4.1 pCi/L to 12.3 pCi/L and four units at the Hills property with elevated levels of radon, ranging from 4.1 pCi/L to 5.3 pCi/L. In addition, the third floor units at the Hills property were not tested for radon (together with the units with elevated radon levels (the “Radon Affected Units”). At origination, $42,000 was reserved for potential remediation of the Radon Affected Units. The borrower has covenanted to retest the Radon Affected Units no later than December 6, 2024, and remediate them to bring radon levels below 4.0 pCi/L. On and after such date, the borrower may request $2,000 per Radon Affected Unit from the radon reserve if either (i) the Radon Affected Unit tested or retested at radon levels at or above 4.0 pCi/L, to be used for remediation of such unit, or (ii) the Radon Affected Unit tested or retested at radon levels below 4.0 pCi/L, to be released to the borrower, in each case upon satisfaction of certain conditions.

The Market.

The Meadows at Lehigh Valley: The Meadows property is situated at the intersection of East Boulevard and Chester Road, and is less than a quarter-mile from Linden Street (a major thoroughfare) and a mile from US Route 22 (Lehigh Valley Thruway). Located near popular restaurants and shopping, the Meadows property is just minutes from Wind Creek Bethlehem, Steel Stacks, and St. Luke’s Hospital, and is in walking distance from East Hills Middle School and Freedom High School. The Meadows property also benefits from access to the Route 78/22 Corridor, Route 33 and Route 91.

According to the appraisal, the 2023 population within a one-, three-, and five-mile radius of the Meadows property is 11,962, 73,590, and 152,357, respectively. The 2023 median household income within a one-, three-, and five-mile radius of the Meadows property is $87,107, $85,714, and $77,211, respectively.

The Hills at Lehigh Valley: The Hills property is situated at the intersection of Bonnie Burn Road and Johnston Drive, and is less than a quarter-mile from US Route 22 (Lehigh Valley Thruway).

According to the appraisal, the 2023 population within a one-, three-, and five-mile radius of the Hills property is 12,314, 64,422, and 151,970, respectively. The 2023 median household income within a one-, three-, and five-mile radius of the Hills property is $92,284, $89,305, and $78,783, respectively.

According to the appraisal, The Meadows and the Hills of Lehigh Valley Properties are located within the Bethlehem/Easton multifamily submarket which as of the first quarter of 2024, had total inventory of 21,683 units, a vacancy rate of 4.4% and effective rent of $1,723 per unit.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

93

Multifamily – Garden 3310 East Boulevard & 2140 Johnston Drive Bethlehem, PA Various	Collateral Asset Summary – Loan No. 7 The Meadows and the Hills of Lehigh Valley	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$44,500,000 70.0% 1.30x 8.5%

The following table presents certain information relating to comparable multifamily properties to The Meadows and the Hills of Lehigh Valley Properties:

Multifamily Rent Comparables(1)
Property Name	Distance from Subject (miles)	Year Built / Renovated	Occupancy	# of Units	Unit Type	Average Unit Size	Average Rent Per Unit
Hills	N/A	1988 / NAP	98.7%(2)	156(2)	1BR / 1BA	700	$1,238
					2BR / 2BA	950	$1,376
Meadows	N/A	1975, 2014 / NAP	97.9%(2)	192(2)	1BR / 1BA	700	$1,244
					2BR / 2BA	950	$1,431
Lehigh Plaza	3.7	1967 / NAP	100.0%	121	1BR / 1BA	650	$1,365 - $1,415
					2BR / 2BA	820 - 965	$1,510
The Landings by OneWall	4.0	1972 / NAP	98.0%	384	1BR / 1BA	760	$1,568
					2BR / 2BA	1,052	$1,904
Congress Apartments	5.6	1969 / NAP	100.0%	548	1BR / 1BA	564 - 659	$1,125
					2BR / 2BA	800	$1,480
River Pointe Townhomes	1.7	1968 / NAP	100.0%	211	1BR / 1BA	605	$1,310 - $1,549
					2BR / 2BA	960	$1,834 - $2,059
Sanbrook Apartments	5.9	1968 / NAP	100.0%	48	1BR / 1BA	645	$1,294 - $1,494
					2BR / 2BA	750	$1,524 - $1,724
Madison Farms	2.3	2015 / NAP	100.0%	570	1BR / 1BA	803 - 1,005	$1,790 - $1,915
					2BR / 2BA	1,152 - 1,275	$2,040 - $2,090
Sherwood Apartments	0.7	1967 / 2019	98.0%	320	1BR / 1BA	696 - 719	$1,245 - $1,260
					2BR / 2BA	970	$1,441
(1)	Source: Appraisal.
(2)	Based on the underwritten rent roll dated June 30, 2024.

The Borrowers and the Borrower Sponsors. The borrowers are The Hills at Lehigh Valley, LP and The Meadows at Lehigh Valley, LP, each a Pennsylvania limited partnership and single purpose entity having at least one independent director in its organizational structure. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of The Meadows and the Hills of Lehigh Valley Mortgage Loan.

The borrower sponsor and non-recourse carveout guarantor is David B. Gardner. David B. Gardner is the President and Chief Executive Officer of Larken Associates, A Limited Partnership (“Larken”). Larken is a family-owned owner/developer of residential and commercial real estate, and through its affiliated group of companies, Larken provides a fully integrated real estate services firm that provides services including development, leasing, property management, and investment. The Larken portfolio consists of nearly 3 million SF and 800 tenants across office, industrial, retail and mixed-use properties and approximately 2,000 owned and/or managed residential units across 22 communities.

Property Management. The Meadows and the Hills of Lehigh Valley Properties are managed by Larken, an affiliate of the borrower.

Initial and Ongoing Reserves. At origination of The Meadows and the Hills of Lehigh Valley Mortgage Loan, the borrower deposited approximately (i) $70,676 into a reserve account for real estate taxes, (ii) $42,000 into a reserve account for radon mitigation and (iii) $11,000 into an immediate repairs reserve account.

Tax Reserve – The borrower is required to deposit into a real estate tax reserve, on a monthly basis, 1/12th of the taxes that the lender estimates will be payable over the next-ensuing 12-month period (initially estimated to be approximately $70,676).

Insurance Reserve – The borrower is required to deposit into an insurance reserve, on a monthly basis, 1/12th of the amount which will be sufficient to pay the insurance premiums due for the renewal of coverage afforded by such policies (provided that such requirement is waived so long as an acceptable blanket policy is in place). At origination of The Meadows and the Hills of Lehigh Valley Mortgage Loan, an acceptable blanket policy was in place.

Replacement Reserve – The borrower is required to deposit into a replacement reserve, on a monthly basis, approximately $7,250.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

94

Multifamily – Garden 3310 East Boulevard & 2140 Johnston Drive Bethlehem, PA Various	Collateral Asset Summary – Loan No. 7 The Meadows and the Hills of Lehigh Valley	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$44,500,000 70.0% 1.30x 8.5%

Lockbox / Cash Management. The Meadows and the Hills of Lehigh Valley Mortgage Loan is structured with a springing lockbox and springing cash management. Upon the occurrence of the first Trigger Period (as defined below), the borrower is required to establish a lender-controlled lockbox account and is thereafter required to deposit, or cause the property manager to deposit, within three business days of receipt, all revenue received by the borrower or the property manager into such lockbox. So long as a Cash Sweep Event Period (as defined below) has not occurred and is not continuing, all amounts on deposit in the lockbox account will be swept on a daily basis into the borrower’s account. Upon the occurrence and continuance of a Cash Sweep Event Period, all amounts on deposit in the lockbox account will be required to be transferred on a daily basis into a lender controlled cash management account and will be applied as provided in The Meadows and the Hills of Lehigh Valley Mortgage Loan documents to make the required deposits to the tax and insurance reserves, if any, pay debt service on The Meadows and the Hills of Lehigh Valley Mortgage Loan, make the required deposit to the replacement reserve, pay operating expenses as set forth in the annual budget (which must be approved by the lender during a Cash Sweep Event Period) and lender-approved extraordinary expenses, and to deposit the remainder into an excess cash flow account, to be held as additional collateral during the continuance of such Cash Sweep Event Period.

“Trigger Period” means a period (A) commencing upon the earliest of (i) the occurrence and continuance of an event of default under The Meadows and the Hills of Lehigh Valley Mortgage Loan documents, (ii) the debt service coverage ratio being less than 1.25x, (iii) the bankruptcy or insolvency of any affiliated property manager or (iv) certain bankruptcy or insolvency events of the borrower.

“Cash Sweep Event Period” means a period (A) commencing upon the earliest of (i) the occurrence and continuance of an event of default under The Meadows and the Hills of Lehigh Valley Mortgage Loan documents, (ii) the debt service coverage ratio being less than 1.20x, (iii) the bankruptcy or insolvency of any affiliated property manager or (iv) certain bankruptcy or insolvency events of the borrower; and (B) expiring upon (x) with regard to clause (i) above, the cure (if applicable) of such event of default, (y) with regard to clause (ii) above, (a) the date that the debt service coverage ratio is equal to or greater than 1.25x for two consecutive calendar quarters or (b) the borrower has delivered to the lender either funds or a letter of credit in an amount which, if applied to prepay the then outstanding principal balance of The Meadows and the Hills of Lehigh Valley Mortgage Loan, would result in a debt service coverage ratio of at least 1.25x, and (z) with regard to clause (iii) above, if the property manager is replaced with a non-affiliated property manager approved by the lender under a replacement management agreement approved by the lender.

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. Provided that no event of default is continuing under The Meadows and the Hills of Lehigh Valley Mortgage Loan documents, at any time after the date that is two years after the closing date of the Benchmark 2024-V9 securitization, the borrowers may deliver defeasance collateral and obtain release of one of the properties, provided that, among other conditions, (i) the borrowers defease an amount equal to the greater of (x) 125% of the allocated loan amount and (y) 100% of the net sales proceeds, of the property being released, (ii) the debt service coverage ratio after such release is no less than the greater of (x) 1.30x and (y) the debt service coverage ratio immediately prior to such release (iii) the loan-to-value ratio of the remaining property, as determined by a current or updated appraisal, is no more than the lesser of (x) 70.0% and (y) the loan-to-value ratio immediately prior to such release and (iv) certain REMIC related conditions are satisfied.

Ground Lease. None.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

95

Retail – Anchored 1028 Ridge Road Webster, NY 14580	Collateral Asset Summary – Loan No. 8 Towne Center at Webster	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$43,000,000 66.7% 1.27x 10.0%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

96

Retail – Anchored 1028 Ridge Road Webster, NY 14580	Collateral Asset Summary – Loan No. 8 Towne Center at Webster	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$43,000,000 66.7% 1.27x 10.0%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

97

Retail – Anchored 1028 Ridge Road Webster, NY 14580	Collateral Asset Summary – Loan No. 8 Towne Center at Webster	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$43,000,000 66.7% 1.27x 10.0%

Mortgage Loan Information		Property Information
Loan Seller:	3650 Real Estate Investment Trust 2 LLC	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Retail - Anchored
Borrower Sponsor(s)(1):	Various	Collateral:	Fee
Borrower(s):	COR Route 104 Company, LLC	Location:	Webster, NY
Original Balance:	$43,000,000	Year Built / Renovated:	2004 / NAP
Cut-off Date Balance:	$43,000,000	Property Management:	COR Property Services Company, LLC
% by Initial UPB:	4.8%	Size:	365,760 SF
Interest Rate:	7.33500%	Appraised Value / Per SF:	$64,500,000 / $176
Note Date:	July 25, 2024	Appraisal Date:	May 22, 2024
Original Term:	60 months	Occupancy:	96.6% (as of June 18, 2024)
Amortization:	Interest Only	UW Economic Occupancy:	95.0%
Original Amortization:	NAP	Underwritten NOI:	$4,301,338
Interest Only Period:	60 months	Underwritten NCF:	$4,053,866
First Payment Date:	September 6, 2024
Maturity Date:	August 6, 2029	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI:	$4,352,747 (TTM April 30, 2024)
Additional Debt Balance:	NAP	2023 NOI:	$4,272,014
Call Protection:	L(24),D(31),O(5)	2022 NOI:	$3,917,788
Lockbox / Cash Management:	Hard / Springing	2021 NOI:	$4,593,670
Reserves(2)				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$118
Taxes:	$823,214	$57,408	NAP	Maturity Date Loan / SF:	$118
Insurance:	$0	Springing	NAP	Cut-off Date LTV:	66.7%
Replacement Reserves:	$0	$6,100	NAP	Maturity Date LTV:	66.7%
TI / LC:	$1,000,000	$23,000	NAP	UW NOI DY:	10.0%
Other:	$59,125	$0	NAP	UW NCF DSCR:	1.27x
Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$43,000,000	100.0%	Loan Payoff	$39,780,055	92.5%
			Upfront Reserves	1,882,339	4.4
			Closing Costs(3)	1,322,701	3.1
			Return of Equity	14,906	0.0
Total Sources	$43,000,000	100.0%	Total Uses	$43,000,000	100.0%
(1)	The borrower sponsors for the Towne Center at Webster Mortgage Loan (as defined below) are Paul G. Joynt, Jeffrey L. Aiello, Lori A. Aiello Family Trust and Laurie R. Gerardi Family Trust.
(2)	See “Initial and Ongoing Reserves” below.
(3)	Closing Costs include a rate buydown fee of $645,000.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

98

Retail – Anchored 1028 Ridge Road Webster, NY 14580	Collateral Asset Summary – Loan No. 8 Towne Center at Webster	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$43,000,000 66.7% 1.27x 10.0%

The Loan. The eighth largest mortgage loan (the “Towne Center at Webster Mortgage Loan”) is secured by the borrower’s fee interest in a retail property totaling 365,760 square feet located in Webster, New York (the “Towne Center at Webster Property”). The Towne Center at Webster Mortgage Loan is evidenced by a single promissory note with an outstanding principal balance as of the Cut-off Date of $43,000,000. The Towne Center at Webster Mortgage Loan was originated on July 25, 2024 by 3650 Real Estate Investment Trust 2 LLC and accrues interest at a fixed rate of 7.33500% per annum. The Towne Center at Webster Mortgage Loan has an initial term of five-years and is interest-only for the full term. The scheduled maturity date of the Towne Center at Webster Mortgage Loan is the payment date that occurs on August 6, 2029.

The Property. The Towne Center at Webster Property is a 365,760 square foot, multi-tenant retail center situated on a 47.65-acre site located in Webster, New York. The improvements feature seven, single-story buildings completed in 2004. Per a third-party market research report, the Towne Center at Webster Property received 5.8 million visits over the past year. The Towne Center at Webster Property is shadow anchored by a corporate owned Target (non-collateral), which is part of the larger development. According to a third-party market research report, over the past year, Target attracted approximately 1.5 million visits placing it 38th among all Target stores in New York. The Towne Center at Webster Property is also anchored by Kohl’s, Barnes & Noble, Dick’s Sporting Goods, Five Below, HomeGoods, Michael’s, Old Navy, PetSmart, and TJ Maxx. As of June 18, 2024, the Towne Center at Webster Property was 96.6% occupied. Fourteen of the 19 existing tenants at the Towne Center at Webster Property, or 82.1% of the existing tenancy by revenue and 78.6% of square footage, have occupied the Towne Center at Webster Property for over 15 years. Parking is provided via 2,100 on-site surface parking spaces, resulting in a parking ratio of 5.74 per 1,000 square feet of net rentable area.

The Towne Center at Webster Property was developed by the borrower sponsors in 2004 on land acquired from the Wegman family. The Towne Center at Webster Property is located directly across the street from a family-owned Wegmans (non-collateral). Per a third-party market research report, over the past year Wegmans attracted approximately 2.4 million visits, placing it ninth among all Wegmans stores in New York and nationwide.

Major Tenants. The three largest tenants based on underwritten base rent are Kohls, Dick’s Sporting Goods and TJ Maxx.

Kohls (88,408 square feet, 24.2% of net rentable area, 15.9% of underwritten base rent) (Moody’s: Ba2, Fitch: BB and S&P: BB). Kohl’s operates department stores in the United States. Kohl’s, through its brick-and-mortar locations as well as through e-commerce, sells moderately-priced private and national brand apparel, footwear, accessories, beauty, and home products. According to a third-party market research report, Kohl’s hosted approximately 548,500 visitors over the past year at the Towne Center at Webster Property. Kohl’s has been in occupancy since October 2004 and exercised a ten-year extension option in February 2024. Kohls has eight, five-year renewal options remaining and no termination options.

Dick’s Sporting Goods (50,000 square feet, 13.7% of net rentable area, 12.0% of underwritten base rent) (Moody’s: Baa3; Fitch: NR; S&P: BBB). Dick’s Sporting Goods (“Dick’s”) together with its subsidiaries, operates as an omni-channel sporting goods retailer. The company offers an assortment of authentic sports equipment, apparel, footwear, and accessories. The company also owns and operates Golf Galaxy and Field & Stream stores, as well as GameChanger, a youth sports mobile app. According to a third-party market research report, Dick’s hosted roughly 418,500 visits over the past year at the Towne Center at Webster Property. Dick’s has been in occupancy since August 2005 and exercised its second extension option in 2021. Dick’s has three, five-year renewal options remaining and no termination options.

TJ Maxx (42,775 Square Feet; 11.7% of net rentable area, 10.7% of underwritten base rent). (Moody’s: A2, Fitch: NR and S&P: A) TJ Maxx is a subsidiary of the TJX Companies, Inc, which operates as an off-price apparel and home fashion retailer in the United States and worldwide. TJ Maxx sells brand-name family apparel, accessories, shoes, domestics, giftware, and jewelry at discount prices. According to a third-party market research report, TJ Maxx hosted roughly 561,500 visits over the past year at the Towne Center at Webster Property. TJ Maxx has been in occupancy since October 2005 and exercised its second extension option in 2021. TJ Maxx has two, five-year renewal options remaining and no termination options.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

99

Retail – Anchored 1028 Ridge Road Webster, NY 14580	Collateral Asset Summary – Loan No. 8 Towne Center at Webster	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$43,000,000 66.7% 1.27x 10.0%

The following table presents certain information relating to the largest tenants at the Towne Center at Webster Property:

Tenant Summary(1)
Tenant	Credit Rating (Moody’s/ S&P/Fitch)(2)	Net Rentable Area (SF)	% of Net Rentable Area	U/W Base Rent	U/W Base Rent Per SF	% of Total U/W Base Rent	Lease Expiration	Termination Option (Y/N)	Renewal Options
Kohl's	Ba2/BB/BB	88,408	24.2%	$764,729	$8.65	15.9%	1/31/2035	N	8 x 5 Yr
Dick's Sporting Goods	Baa3/BBB/NR	50,000	13.7	575,000	$11.50	12.0	1/31/2026	N	3 x 5 Yr
TJ Maxx	A2/A/NR	42,775	11.7	513,300	$12.00	10.7	1/31/2026	N	2 x 5 Yr
Barnes & Noble	NR/NR/NR	25,000	6.8	350,000	$14.00	7.3	1/31/2031	N	1 x 5 Yr
PetSmart	B1/B+/NR	18,827	5.1	271,862	$14.44	5.7	5/31/2025	N	2 x 5 Yr
Michael's	B3/B-/NR	22,136	6.1	271,166	$12.25	5.7	5/31/2027	N	4 x 5 Yr
Ulta	NR/NR/NR	10,000	2.7	260,100	$26.01	5.4	12/31/2027	N	1 x 5 Yr
Old Navy	NR/NR/NR	19,180	5.2	230,160	$12.00	4.8	9/30/2026	N	None
HomeGoods	NR/NR/NR	23,012	6.3	218,614	$9.50	4.6	11/30/2026	N	4 x 5 Yr
Five Below	NR/NR/NR	11,995	3.3	160,613	$13.39	3.3	4/30/2027	N	2 x 5 Yr
Largest Tenants		311,333	85.1%	$3,615,544	$11.61	75.4%
Remaining Occupied		42,163	11.5	1,179,440	27.97	24.6
Total Occupied		353,496	96.6%	$4,794,984	$13.56	100.0%
Vacant		12,264	3.4%
Total		365,760	100.0%
(1)	Based on the underwritten rent roll dated June 18, 2024, inclusive of $17,664 of straight line rent steps through January 1, 2025.
(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

The following table presents certain information relating to the lease rollover schedule at the Towne Center at Webster Property, based on initial lease expiration date:

Lease Rollover Schedule(1)
Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	U/W Base Rent	% of Total U/W Base Rent	U/W Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2024	0	0.0	0.0%	0	0.0	$0.00	0
2025	30,030	8.2	8.2%	564,737	11.8	$18.81	3
2026	137,995	37.7	45.9%	1,627,914	34.0	$11.80	5
2027	53,999	14.8	60.7%	932,985	19.5	$17.28	6
2028	6,110	1.7	62.4%	204,050	4.3	$33.40	2
2029	5,603	1.5	63.9%	194,144	4.0	$34.65	1
2030	6,351	1.7	65.6%	156,425	3.3	$24.63	1
2031	25,000	6.8	72.5%	350,000	7.3	$14.00	1
2032	0	0.0	72.5%	0	0.0	$0.00	0
2033	0	0.0	72.5%	0	0.0	$0.00	0
2034	0	0.0	72.5%	0	0.0	$0.00	0
2035 & Thereafter	88,408	24.2	96.6%	764,729	15.9	$8.65	1
Vacant	12,264	3.4	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	365,760	100.0%		$4,794,984	100.0%	$13.56	20
(1)	Based on the underwritten rent roll dated June 18, 2024 inclusive of $17,664 of straight line rent steps through January 1, 2025.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

100

Retail – Anchored 1028 Ridge Road Webster, NY 14580	Collateral Asset Summary – Loan No. 8 Towne Center at Webster	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$43,000,000 66.7% 1.27x 10.0%

The following table presents certain information relating to the Underwritten Net Cash Flow at the Towne Center at Webster Property:

Cash Flow Analysis(1)
	2021	2022	2023	TTM 4/30/2024	U/W	U/W Per SF
Base Rent	$5,326,606	$4,791,577	$4,929,034	$4,815,121	$4,777,320	$13.06
Contractual Rent Steps	0	0	0	0	17,664	0.05
Potential Income from Vacant Space	0	0	0	0	242,850	0.66
Bad Debt	0	(4,885)	0	0	0	0
Gross Potential Rent	$5,326,606	$4,786,691	$4,929,034	$4,815,121	$5,037,834	$13.77
Total Reimbursements	2,207,836	1,998,217	2,040,412	1,928,613	2,030,551	5.55
Total Gross Income	$7,534,442	$6,784,908	$6,969,446	$6,743,734	$7,068,385	$19.33
Other Income	68,713	132,337	97,162	102,077	100,000	0.27
(Vacancy/Credit Loss)	0	0	0	0	(353,419)	(0.97)
Effective Gross Income	$7,603,154	$6,917,246	$7,066,607	$6,845,811	$6,814,966	$18.63
Management Fee	126,700	111,147	111,833	109,304	204,449	0.56
Real Estate Taxes	1,818,361	1,587,261	1,553,652	1,384,086	1,370,120	3.75
Insurance	122,013	124,036	121,042	99,647	103,327	0.28
Other Expenses(2)	942,410	1,177,014	1,008,066	900,027	835,732	2.28
Total Expenses	$3,009,484	$2,999,458	$2,794,594	$2,493,064	$2,513,628	$6.87
Net Operating Income	$4,593,670	$3,917,788	$4,272,014	$4,352,747	$4,301,338	$11.76
Capital Expenditures	0	0	0	0	73,152	0.20
TI/LC	0	0	0	0	174,320	0.48
Net Cash Flow	$4,593,670	$3,917,788	$4,272,014	$4,352,747	$4,053,866	$11.08

Occupancy (%)	96.7%	96.7%	96.7%	96.6%(3)	95.0%(4)
NCF DSCR	1.44x	1.23x	1.34x	1.36x	1.27x
NOI Debt Yield	10.7%	9.1%	9.9%	10.1%	10.0%
(1)	Based on the underwritten rent roll dated June 18, 2024, inclusive of $17,664 of straight line rent steps through January 1, 2025.
(2)	Other Expenses include common area maintenance, repairs and maintenance, utilities, marketing, payroll and general and administrative expenses.
(3)	Represents occupancy per the underwritten rent roll dated June 18, 2024.
(4)	Represents economic occupancy.

Appraisal. According to the appraisal, the Towne Center at Webster Property had an “as-is” appraised value of $64,500,000 as of May 22, 2024, resulting in a Cut-off Date LTV and Maturity Date LTV for the Towne Center at Webster Mortgage Loan of 66.7%.

Towne Center at Webster Appraised Value(1)
Property	Value	Capitalization Rate
Towne Center at Webster	$64,500,000	6.77%
(1)	Source: Appraisal.

Environmental Matters. According to a Phase I environmental report dated June 6, 2024, there was no evidence of any recognized environmental conditions at the Towne Center at Webster Property.

The Market. The Towne Center at Webster Property is located in Webster, New York, within the Rochester Core-Based Statistical Area, which is located along the south shore of Lake Ontario in the western portion of the Upstate New York market area. Single-family residential infill is located to the south and west. Just north of the Towne Center at Webster Property is the Irondequoit- Wayne County Expressway (State Route 104), which is the primary east-west high-speed arterial that serves the local market. This thoroughfare provides access to a variety of complementary retail, office, and institutional establishments.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

101

Retail – Anchored 1028 Ridge Road Webster, NY 14580	Collateral Asset Summary – Loan No. 8 Towne Center at Webster	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$43,000,000 66.7% 1.27x 10.0%

According to a third-party market research report, the Northeast retail submarket in Rochester has a 6.3% vacancy rate, down 0.6% from last year, and saw a net absorption of 60,100 square feet. Rental rates are up by 2.1% year-over-year, now at $16.95 per square foot. The past year recorded 20 property sales, totaling approximately $49.1 million for 580,000 square feet. Vacancy rates vary by asset type, from 2.0% in general retail to 13.9% in power centers. Rental rates range from $15.16 to $19.62 per square foot, with rent growth of 1.5% in general retail buildings, 2.4% in malls, 2.7% in power centers, 2.2% in strip centers, and 2.6% in neighborhood centers. The three-year average vacancy rate is consistent, but above Rochester’s 4.5%. Rent growth over the past three years is 10.4%, exceeding Rochester’s 9.5%. The submarket had 74 sales in the past three years, with $126 million in sales and 1.5 million square feet traded. The cap rate averaged 8.0% over the past three years, with the current rate at 8.1%. The submarket’s total inventory is approximately 9.7 million square feet.

The following table presents information relating to comparable retail leases for the Towne Center at Webster Property:

Small Shops Comparable Retail Rental Summary(1)
Property Name	Location	Tenant	Suite Size (SF)	Lease Commencement	Lease Term (Yrs)	Rent (PSF)	Rent Steps	Lease Type
Towne Center at Webster	Webster, NY	Bath & Body Works	2,806(2)	Nov-16(2)	10.4(2)	$21.00(2)	N/A	NNN
Whole Foods Plaza	Rochester, NY	Crumbl Cookies	1,636	Nov-23	10.0	$42.50	10% Every 5 Yrs	Net
		Good Feet	1,870	Sep-23	5.0	$39.99	2.5% Annually	Net
		Zoom Tan	2,997	Jun-23	10.0	$39.00	10% Every 5 Yrs	Net
		Tranquility Now	1,316	Dec-22	10.0	$38.00	2% Annually	Net
Perinton Square Mall	Fairport, NY	Bocaccini's	5,800	May-23	10.0	$20.00	3% per annum	Net
		Zoom Fit	2,140	Jan-23	7.0	$22.00	Yr. 5: $24.20	Net
Strip Center	Irondequoit, NY	Jersey Mike's	1,770	Oct-22	10.0	$33.50	Yr. 6: 10% Inc.	Net
		Verizon Wireless	5,849	Jan-22	5.0	$31.00	Flat	Net
(1)	Source: Appraisal, unless otherwise indicated.
(2)	Based on the underwritten rent roll dated June 18, 2024. Rent (PSF) does not include rent steps.

Big Box Comparable Retail Rental Summary(1)
Property Name	Location	Tenant	Suite Size (SF)	Lease Commencement	Lease Term (Yrs)	Rent (PSF)	Rent Steps	Lease Type
Towne Center at Webster	Webster, NY	Barnes & Noble	25,000 (2)	Jul-05(2)	25.5(2)	$14.00(2)	N/A	NNN
Neighborhood Center	Rochester, NY	O'Reilly Auto Parts	30,892	Apr-24	10.0	$11.00	8% Every 5 Years	Net
North Plaza	Syracuse, NY	Dollar General	11,114	Nov-23	10.0	$10.44	Flat	Net
Towne Center at Fayetteville	Fayetteville, NY	Walgreens	15,456	Feb-22	25.0	$11.32	10% Year 10, 15, & 20	Net
Springville Plaza	Springville, NY	TJ Maxx	21,567	May-21	10.0	$8.00	Flat	Net
Perinton Square Mall	Fairport, NY	LA Fitness	34,125	Mar-21	15.0	$18.00	10% Every Five Years	Net
(1)	Source: Appraisal, unless otherwise indicated.
(2)	Based on the underwritten rent roll dated June 18, 2024. Rent (PSF) does not include rent steps.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

102

Retail – Anchored 1028 Ridge Road Webster, NY 14580	Collateral Asset Summary – Loan No. 8 Towne Center at Webster	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$43,000,000 66.7% 1.27x 10.0%

Anchor Comparable Retail Rental Summary(1)
Property Name	Location	Tenant	Suite Size (SF)	Lease Commencement	Lease Term (Yrs)	Rent (PSF)	Rent Steps	Lease Type
Towne Center at Webster	Webster, NY	Kohl's	88,408(2)	Oct-04(2)	30.3(2)	$8.65(2)	N/A	NNN
Station Twelve	Amherst, NY	At Home	79,860	Jul-22	10.0	$9.00	10% in Year 6	Net
Union Road Plaza	Cheektowaga, NY	Lake Effect Furniture & Mattress	83,472	Jul-22	10.0	$6.50	2% annual	Net
Oakdale Commons	Johnson City, NY	Dick's House of Sports	135,488	Apr-22	12.0	$12.85	After 6 yrs.	Net
Shoppes at South Hills	Poughkeepsie, NY	At Home	84,180	Aug-21	10.0	$5.88	Flat for initial term; 10% increases	Net
Webster Square	Webster, NY	BJ's Wholesale Club	120,660	Apr-21	10.0	$9.23	5% Every Fifth Year	Net
BJ's Wholesale Club	Rochester, NY	BJ's Wholesale Club	122,968	Jan-21	10.0	$7.12	5% Every Fifth Year	Net

(1)	Source: Appraisal, unless otherwise indicated.
(2)	Based on the underwritten rent roll dated June 18, 2024. Rent (PSF) does not include rent steps.

Ground Lease Retail Rental Summary(1)
Property Name	Location	Tenant	Suite Size (SF)	Lease Commencement	Lease Term (Yrs)	Rent (PSF)	Rent Steps	Lease Type
Towne Center at Webster	Webster, NY	Pizzeria Uno	6,203(2)	Mar-05(2)	20.2(2)	$26.82(2)	N/A	NNN
Chick-Fil-A (Ground Lease)	Dewitt, NY	Chick-Fil-A	5,000	Mar-24	20.0	$25.00	10% Every 5 Years	Net
Burger King Ground Lease	Fairport, NY	Burger King	3,500	Nov-21	20.0	$42.29	5% Every Five Years	Net
Burger King	Rochester, NY	Burger King	2,600	Jun-21	20.0	$55.77	Yr. 10: $59.62	Net
M&T Bank	Greece, NY	M&T Bank	4,112	Jul-20	10.0	$46.94	Flat	Net
Chick-fil-A	Greece, NY	Chick-Fil-A	5,033	Feb-18	20.0	$25.23	10% Every Fifth Year	Net
(1)	Source: Appraisal, unless otherwise indicated.
(2)	Based on the underwritten rent roll dated June 18, 2024. Rent (PSF) does not include rent steps.

The Borrower and the Borrower Sponsor. The borrower is COR Route 104 Company, LLC, a Delaware limited liability company with two independent directors. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Towne Center at Webster Mortgage Loan. The borrower sponsors and non-recourse carveout guarantors are Paul G. Joynt, Jeffrey L. Aiello, Lori A. Aiello Family Trust and Laurie R. Gerardi Family Trust. Paul G. Joynt and Jeffrey L. Aiello are co-founders of COR Development Company, LLC (“COR”). COR is a Syracuse-based real estate development company that was established in 1998. Since its inception, COR has developed, constructed and managed a portfolio of commercial and residential space contributing to the upstate New York economy. COR’s primary focus is on retail assets, but it also owns multifamily properties as well as industrial warehouses. COR has developed multi-faceted projects such as office, retail, commercial, industrial, high-tech facilities, mixed-use residential apartments, and affordable housing. In addition to real estate development, COR offers construction management and property management services.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

103

Retail – Anchored 1028 Ridge Road Webster, NY 14580	Collateral Asset Summary – Loan No. 8 Towne Center at Webster	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$43,000,000 66.7% 1.27x 10.0%

In 2016 two of the five co-founders and then-direct owners of the related borrower, Steven Aiello and Joseph Gerardi, were found guilty in the Ciminelli case at the United States District Court for the Southern District of New York of wire fraud, conspiracy to commit wire fraud and/or making a false statement (i.e., by declaring his innocence of the charges) to state actors. The Ciminelli case centered around a request for proposal process for pre-approving “preferred developers” (the “RFP”), which preferred developers would then be eligible to bid on potential future projects in connection with a New York State public/private economic development program. The conviction was based on the fact that Mr. Aiello and Mr. Gerardi had advanced knowledge of / influence over the selection criteria for preferred developers prior to such RFP being made available to other prospective parties. In the related Percoco case, also at the United States District Court for the Southern District of New York, Mr. Aiello was also separately found guilty of conspiracy to commit honest services wire fraud with respect to Joseph Percoco, a then private citizen and former aide to the governor of New York, to influence a state agency to drop certain requirements for a real estate development project. These judgments were initially upheld upon appeal to the United States Court of Appeals for the Second Circuit (the “2nd Circuit”), however, in May 2023 the Supreme Court of the United States (the “Supreme Court”) granted the Defendants’ petition for a writ of certiorari for both cases and thereafter reversed and remanded the cases back to the Second Circuit, each case receiving 9-0 decisions. In so doing, the Supreme Court held in part that the legal argument upon which the Ciminelli indictments were brought cannot be the basis for a conviction under the applicable federal wire fraud statutes. Upon remand the cases remain pending before the 2nd Circuit and, although the United States Attorney has issued a letter to the court that it does not intend to retry Mr. Aiello in the Percoco case (the related charges against Mr. Percoco himself were vacated), it remains undetermined whether the United States Attorney for the Southern District of New York will retry Mr. Aiello or Mr. Gerardi on any of the related criminal counts, under a different legal theory to the extent such exists. The related Towne Center at Webster Mortgage Loan documents provide that if either Mr. Aiello or Mr. Gerardi is re-indicted or separately indicted related to these matters, in place cash management will be triggered and should either thereafter be found guilty of a felony in connection with either case, the Towne Center at Webster Mortgage Loan documents further permit the lender to terminate the affiliated property manager. See “Lockbox / Cash Management” below. Neither Mr. Aiello nor Mr. Gerardi is a borrower sponsor or guarantor under the Towne Center at Webster Mortgage Loan documents and in 2018 the 20% interest in the borrower then held by each was transferred into a separate trust related to which their respective spouses have authority, and as to which such trusts have limited voting rights with respect to certain major decisions, but otherwise exercise no control over the activities of the borrower. We cannot assure you that the foregoing litigation will not have a material adverse impact on the Towne Center at Webster Property, the related borrower or the related guarantors.

Property Management. The Towne Center at Webster Property is managed by COR Property Services Company, LLC, an affiliate of the borrower sponsor.

Initial and Ongoing Reserves. At origination of the Towne Center at Webster Mortgage Loan, the borrower deposited approximately: (i) $823,214 into a tax reserve (ii) $59,125 into a free rent reserve and (iii) $1,000,000 into a leasing reserve.

Tax Reserve – The borrower is required to deposit into a real estate tax reserve, on a monthly basis, 1/12th of the taxes that the lender estimates will be payable over the next-ensuing 12-month period (initially estimated to be approximately $57,408).

Insurance Reserve – The borrower is required to deposit into an insurance reserve, on a monthly basis, an amount equal to 1/12th of the insurance premiums that the lender estimates will be payable for the renewal of coverage afforded by the related insurance policies; provided, however, that such insurance reserve has been conditionally waived so long as the borrower maintains a blanket policy meeting the requirements of the Towne Center at Webster Mortgage Loan documents.

TI/LC Reserve – The borrower is required to deposit into a leasing reserve, on a monthly basis, $23,000 for tenant improvements and leasing commissions.

Replacement Reserve – The borrower is required to deposit into a replacement reserve, on a monthly basis, $6,100 for replacements.

Lockbox / Cash Management. The Towne Center at Webster Mortgage Loan is structured with a hard lockbox and springing cash management. The Towne Center at Webster Mortgage Loan documents require the borrower to deliver or cause the property manager to deliver a notice to all tenants at the Towne Center at Webster Property directing them to remit all payments under their respective leases directly to the lender-controlled lockbox account. The borrower is required to cause all revenue received by the borrower or the property manager from the Towne Center at Webster Property to be deposited into such lockbox account no later than two business days after receipt. During the continuance of a Cash Management Period (as defined below), all funds on deposit in the lockbox account are required to be swept on a daily basis into a lender-controlled cash management account and applied on each payment date and disbursed in accordance with the Towne Center at Webster Loan documents. During the continuance of a Cash Management Period caused by a Cash Trap Event Period (as defined below), all excess cash flow after the payment of debt service, required reserves and operating expenses will be deposited (A) during the continuance of a Cash Trap Event Period continuing solely as the result of Lease Sweep Period (as defined below), into a lease sweep reserve account to be used for qualified leasing expenses and (B) otherwise, into an excess cash flow account. If no Cash Trap Event Period is continuing, all excess cash flow will be distributed to the borrower.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

104

Retail – Anchored 1028 Ridge Road Webster, NY 14580	Collateral Asset Summary – Loan No. 8 Towne Center at Webster	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$43,000,000 66.7% 1.27x 10.0%

A “Cash Management Period” means a period commencing upon the earlier to occur of either or both of Joseph B. Gerardi or Steven F. Aiello being newly indicted or re-indicted in connection with the proceedings described under “The Borrower and the Borrower Sponsor,” above (an “Indictment Event”), or (ii) a Cash Trap Event Period, and ending (A) with respect to any Cash Management Period commenced in connection with clause (i) above, upon either a dismissal of all charges or indictments or a court of competent jurisdiction entering a non-guilty verdict or vacating any remaining charges or indictments which gave rise to the Indictment Event, or (B) with regard to any Cash Management Period commenced in connection with clause (ii) above, upon such Cash Trap Event Period having expired pursuant to the terms thereof (provided that, no other Cash Trap Event Period has occurred and is continuing during and at the time of the expiration of such period).

A “Cash Trap Event Period” means a period that commences on the occurrence of any of the following: (i) an event of default under the Towne Center at Webster Mortgage Loan documents, (ii) the failure to maintain a debt service coverage ratio of 1.20x, (iii) if the borrower fails to comply with the covenants under the Towne Center at Webster Mortgage Loan related to the lender's option to create one or more mezzanine loans or (iv) the commencement of a Lease Sweep Period (as defined below).

A “Lease Sweep Period” will commence on the first monthly payment date following the occurrence of any of the following (A) (i) 12 months prior to the earliest stated expiration (including the stated expiration of any renewal term) of a Lease Sweep Lease (as defined below); (ii) upon the date required under a Lease Sweep Lease by which the tenant thereunder is required to give notice of its exercise of a renewal option thereunder (if at that time such renewal has not been so exercised); and (iii) the date that any tenant under a Lease Sweep Lease gives notice of its intention not to renew or extend its Lease Sweep Lease; (B) the receipt by the borrower or the property manager of notice from any tenant under a Lease Sweep Lease exercising its right to terminate its Lease Sweep Lease; (C) the date that a Lease Sweep Lease (or any material portion thereof) is surrendered, cancelled or terminated prior to its then-current expiration date or the receipt by the borrower or the property manager of notice from any tenant under a Lease Sweep Lease of its intent to surrender, cancel or terminate the Lease Sweep Lease (or any material portion thereof) prior to its then current expiration date; (D) the date that any tenant under a Lease Sweep Lease (x) discontinues its business (i.e., “goes dark”) in its Lease Sweep Space at the Towne Center at Webster Property (or any material portion thereof), unless such tenant continues to pay all required rents, taxes, insurance and other associated costs required under the Lease Sweep Lease, is not in default under the Lease Sweep Lease and continues to secure, manage, and maintain its space at the Towne Center at Webster Property consistent with its obligations under the Lease Sweep Lease but ceases operations at the Towne Center at Webster Property in connection with repairs and/or other improvements to the Towne Center at Webster Property consistent with the Lease Sweep Lease or (y) vacates or ceases occupying its Lease Sweep Space (as defined below) at the Towne Center at Webster Property (or any material portion thereof) or gives notice that it intends to do any of the foregoing; (E) upon a monetary or material non-monetary default under a Lease Sweep Lease by the tenant thereunder that continues beyond any applicable notice and cure period; or (F) the occurrence of a Lease Sweep Tenant Party Insolvency Proceeding (as defined below).

A “Lease Sweep Lease” means (i) individually and/or collectively, the Kohl’s lease, the Dick’s lease, the TJ Maxx lease and the HomeGoods lease or (ii) any renewal or replacement lease with respect to all or a portion of any Lease Sweep Space that constitutes a qualified lease.

A “Lease Sweep Lease Space” means the space demised under the applicable Lease Sweep Lease.

A “Lease Sweep Tenant Party Insolvency Proceeding” means (A) the admission in writing by any Lease Sweep Tenant Party (as defined below) of its inability to pay its debts generally, or the making of a general assignment for the benefit of creditors, or the instituting by any Lease Sweep Tenant Party of any proceeding seeking to adjudicate it insolvent or seeking a liquidation or dissolution, or the taking advantage by any Lease Sweep Tenant Party of any Insolvency Law (as defined below), or the commencement by any Lease Sweep Tenant Party of a case or other proceeding naming it as debtor under any Insolvency Law or the instituting of a case or other proceeding against or with respect to any Lease Sweep Tenant Party under any Insolvency Law or (B) the instituting of any proceeding against or with respect to any Lease Sweep Tenant Party seeking liquidation of its assets or the appointment of (or if any Lease Sweep Tenant Party consents to or acquiesces in the appointment of) a receiver, liquidator, conservator, trustee or similar official in respect of it or the whole or any substantial part of its properties or assets or the taking of any corporate, partnership or limited liability company action in furtherance of any of the foregoing.

A “Lease Sweep Tenant Party” means a tenant under a Lease Sweep Lease (or its direct or indirect parent company (if any)) or the lease guarantor under any Lease Sweep Lease.

“Insolvency Law” means the Bankruptcy Code, or any other applicable domestic or foreign liquidation, conservatorship, bankruptcy, receivership, insolvency, reorganization, or any similar debtor relief laws affecting the rights, remedies, powers, privileges and benefits of creditors generally.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

105

Retail – Anchored 1028 Ridge Road Webster, NY 14580	Collateral Asset Summary – Loan No. 8 Towne Center at Webster	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$43,000,000 66.7% 1.27x 10.0%

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. Not Permitted.

Ground Lease. None.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

106

Multifamily – Student Housing 10897 48th Avenue Allendale, MI 49401	Collateral Asset Summary – Loan No. 9 48 West	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$33,000,000 59.2% 1.49x 11.3%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

107

Multifamily – Student Housing 10897 48th Avenue Allendale, MI 49401	Collateral Asset Summary – Loan No. 9 48 West	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$33,000,000 59.2% 1.49x 11.3%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

108

Multifamily – Student Housing 10897 48th Avenue Allendale, MI 49401	Collateral Asset Summary – Loan No. 9 48 West	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$33,000,000 59.2% 1.49x 11.3%
Mortgage Loan Information		Property Information
Loan Seller:	3650 Real Estate Investment Trust 2 LLC	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Multifamily – Student Housing
Borrower Sponsor(s):	David Brecher, Jonathan Krasner and Gregory Olbrys	Collateral:	Fee
Borrower(s):	Alden GV Owner, LLC	Location:	Allendale, MI
Original Balance:	$33,000,000	Year Built / Renovated:	2008 / NAP
Cut-off Date Balance:	$33,000,000	Property Management:	PropCo AP JV, LLC
% by Initial UPB:	3.7%	Size:	920 Beds
Interest Rate:	7.20000%	Appraised Value / Per Unit:	$55,700,000 / $60,543
Note Date:	June 17, 2024	Appraisal Date:	May 21, 2024
Original Term:	60 months	Occupancy:	100.0% (as of May 3, 2024)
Amortization:	Interest Only	UW Economic Occupancy:	90.0%
Original Amortization:	NAP	Underwritten NOI:	$3,723,810
Interest Only Period:	60 months	Underwritten NCFs:	$3,589,490
First Payment Date:	August 5, 2024
Maturity Date:	July 5, 2029	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI:	$2,237,170 (TTM March 31, 2024)
Additional Debt Balance:	NAP	2023 NOI:	$2,356,618
Call Protection:	L(25),D(31),O(4)	2022 NOI:	$2,309,796
Lockbox / Cash Management(1):	Hard (Commercial); Soft (Residential) / In-Place	2021 NOI:	$2,287,330

Reserves(2)				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / Unit:	$35,870
Taxes:	$689,003	$80,344	NAP	Maturity Date Loan / Unit:	$35,870
Insurance:	$0	$14,778	NAP	Cut-off Date LTV:	59.2%
Replacement Reserves:	$0	$11,193	NAP	Maturity Date LTV:	59.2%
TI / LC:	$0	$0	NAP	UW NOI DY:	11.3%
Deferred Maintenance:	$123,954	$0	NAP	UW NCF DSCR:	1.49x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$33,000,000	84.1%	Loan Payoff	$36,077,078	92.0%
Total Equity	$6,226,810	15.9%	Closing Costs(3)	$2,336,774	6.0
			Reserves	$812,957	2.1
Total Sources	$39,226,810	100.0%	Total Uses	$39,226,810	100.0%
(1)	See “Lockbox / Cash Management” below.
(2)	See “Initial and Ongoing Reserves” below.
(3)	Closing Costs include a rate buydown fee of $1,650,000.

The Loan. The ninth largest mortgage loan (the “48 West Mortgage Loan”) is secured by the borrower’s fee interest in a 262 unit and 920-bed, three-story multifamily student housing property located in Allendale, Michigan (the “48 West Property”). The 48 West Mortgage Loan is evidenced by a single promissory note with an outstanding principal balance as of the Cut-off Date of $33,000,000. The 48 West Mortgage Loan was originated on June 17, 2024, by 3650 Real Estate Investment Trust 2 LLC and accrues interest at a fixed rate of 7.20000% per annum. The 48 West Mortgage Loan has an initial term of five years and is interest-only for the full term. The scheduled maturity date of the 48 West Mortgage Loan is July 5, 2029.

The Property. The 48 West Property is a 262 unit, 920-bed multifamily student housing property situated on a 34.69-acre site in Allendale, Michigan. The improvements feature 36 three-story buildings (27 apartment buildings and 9 common areas) built in 2008. The 48 West Property also contains 3,801 square feet of retail space, which includes three ground floor retail tenants in the complex including a restaurant, coffee/smoothie shop, and a convenience store. The borrower sponsors purchased the 48 West Property in 2016 for $51.25 million and have invested approximately $3.8 million in capital improvements, including renovating the common area spaces (gym and clubhouse), the pool, the HVAC systems, unit appliances, parking lot / sidewalks and flooring.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

109

Multifamily – Student Housing 10897 48th Avenue Allendale, MI 49401	Collateral Asset Summary – Loan No. 9 48 West	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$33,000,000 59.2% 1.49x 11.3%

The unit mix at the 48 West Property consists of 16 one-bedroom / one-bathroom units, four two-bedroom / one-bathroom units, 36 two-bedroom / two-bathroom units, two four-bedroom / two-bathroom units, and 204 four-bedroom / four-bathroom units. Unit amenities at the 48 West Property include a microwave, dishwasher, garbage disposal, washer/dryer in-unit, refrigerator/freezer, and open parking. As of May 3, 2024, the 48 West Property was 100.0% occupied. The borrower sponsors have entered into a master lease agreement with Grand Valley State University (“GSVU”) to lease 198 beds (52 units), which commences on August 20, 2024, and ends July 31, 2025. GVSU has the option to extend the master lease for a period of one year with a 180-day notice period.

The following table presents certain information relating to the unit mix at the 48 West Property:

Unit Mix(1)(2)
Unit Type	# of Units	# of Beds	% of Total Units	Occupancy	Average Unit Size (Sq. Ft.)	Average Monthly Rent Per Bed	Average Monthly Market Rent Per Bed	Average Monthly Market Rent Per Unit(3)
1A	16	16	1.7%	100.0%	725	$1,252	$824	$824
2x1B	4	8	0.9	100.0	834	$797	$513	$1,026
2x2 T	28	56	6.1	100.0	1,142	$798	$505	$1,011
2x2C	8	16	1.7	100.0	1,152	$860	$606	$1,211
4x2B	2	8	0.9	100.0	1,672	$512	$399	$1,597
4x4B2	2	8	0.9	100.0	1,764	$562	$513	$2,052
4x4A	70	280	30.4	100.0	1,672	$602	$593	$2,373
4x4B	58	232	25.2	100.0	1,764	$608	$756	$3,026
4x4D	74	296	32.2	100.0	1,716	$601	$534	$2,136
Total / Wtd Avg.	262	920	100.0%	100.0%	1,645	$631	$611	$2,146
(1)	Based on the underwritten rent roll dated May 3, 2024.
(2)	Source: Appraisal.
(3)	Average Monthly Market Rent Per Unit is based on occupied units.

The following table presents certain information relating to the Underwritten Net Cash Flow at the 48 West Property:

Cash Flow Analysis
	2021	2022	2023	TTM 3/31/2024	U/W(3)	U/W Per Bed
Base Rent	$6,184,545	$6,407,023	$6,514,536	$6,614,066	$6,971,568	$7,578
Other Income(1)	306,971	362,889	322,583	335,515	335,515	$365
Gross Potential Rent	$6,491,516	$6,769,912	$6,837,119	$6,949,581	$7,307,083	$7,942
Total Reimbursements	438,612	532,225	559,790	555,086	555,086	$603
Vacancy Residential	(1,077,576)	(1,547,981)	(1,642,844)	(1,920,005)	(697,157)	($758)
Effective Gross Income	$5,852,551	$5,754,156	$5,754,065	$5,584,662	$7,165,012	$7,788

Real Estate Taxes	861,688	882,856	917,341	910,820	935,687	$1,017
Insurance	113,577	128,696	146,050	154,632	177,333	$193
Management Fee	179,533	185,976	160,900	168,808	214,950	$234
Other Expenses(2)	2,410,424	2,246,831	2,173,156	2,113,232	2,113,232	$2,297
Total Expenses	$3,565,222	$3,444,359	$3,397,446	$3,347,492	$3,441,202	$3,740

Net Operating Income	$2,287,330	$2,309,796	$2,356,618	$2,237,170	$3,723,810	$4,048
Replacement Reserves	75,435	204,452	197,833	206,713	134,320	$146
Net Cash Flow	$2,211,895	$2,105,344	$2,158,785	$2,030,457	$3,589,490	$3,902

Occupancy	80.0%	94.5%	80.3%	81.5%	90.0%(4)
NCF DSCR	0.92x	0.87x	0.90x	0.84x	1.49x
NOI Debt Yield	6.9%	7.0%	7.1%	6.8%	11.3%
(1)	Other Income includes commercial income, parking income, and other income.
(2)	Other Expenses include repairs and maintenance, utilities, marketing, payroll and general and administrative expenses.
(3)	The increase in U/W Net Operating Income from TTM 3/31/2024 Net Operating Income is due to lower vacancy projections.
(4)	Represents economic occupancy.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

110

Multifamily – Student Housing 10897 48th Avenue Allendale, MI 49401	Collateral Asset Summary – Loan No. 9 48 West	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$33,000,000 59.2% 1.49x 11.3%

Appraisal. According to the appraisal, the 48 West Property had an “as-is” appraised value of $55,700,000 as of May 21, 2024. Based on the “as-is” value of $55,700,000, the Cut-off Date LTV and Maturity Date LTV for the 48 West Mortgage Loan are 59.2%.

48 West Appraised Value(1)
Property	Value	Capitalization Rate
48 West	$55,700,000	6.00%
(1)	Source: Appraisal.

Environmental Matters. According to a Phase I environmental report dated June 14, 2024, there was no evidence of any recognized environmental conditions at the 48 West Property.

The Market. The 48 West Property is located in Allendale, Michigan and forms part of the Grand Rapids-Wyoming-Kentwood, MI Metropolitan Statistical Area (the “Grand Rapids MSA”), which had a 2023 population of 1,096,872 with 414,388 households. The Grand Rapids MSA is home to several colleges and universities including Davenport University, Grand Rapids Community College and Calvin College. According to the appraisal, the 2023 population within a 1-, 3- and 5-mile radius of the 48 West Property was 11,939, 27,460 and 53,525, respectively. The 2023 average household income within the same radii was $64,864, $79,685 and $102,483, respectively.

The local economy benefits from the presence of GSVU, a public university with an annual enrollment as of 2024 of 22,269 students, of which 19,243 are undergraduates. GSVU offers 146 degrees of which 101 are undergraduate degrees. In the Fall of 2023, GVSU reported a record size incoming class (5,290 students), a 2.9% increase from the prior year. The 48 West Property is located just a few steps west of the GSVU campus. Per a third-party market research report, GVSU’s student housing occupancy as of the second quarter of 2024 was 96.4%. The outlying Ottawa County multifamily submarket had a vacancy of 5.5% and average asking rents of $1,424 or $1.37 per square foot.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

111

Multifamily – Student Housing 10897 48th Avenue Allendale, MI 49401	Collateral Asset Summary – Loan No. 9 48 West	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$33,000,000 59.2% 1.49x 11.3%

The following table presents certain information relating to comparable multifamily student housing properties to the 48 West Property:

Multifamily Rent Comparables(1)
Property Name / Address	Distance from Subject	Year Built / Renovated	Occupancy	Number of Units	Unit Type	No of Units	Average Unit Size	Average Rent Per Unit
48 West / 10897 48th Avenue	–	2008 / NAP	100.0%(2)	262(2)	1A	16	725 (2)	824
					2x1B	4	834 (2)	1,026
					2x2T	28	1,142 (2)	1,011
					2x2C	8	1,152 (2)	1,211
					4x2B	2	1,672 (2)	1,597
					4x4B2	2	1,764 (2)	2,052
					4x4A	70	1,672 (2)	2,373
					4x4B	58	1,764 (2)	3,026
					4x4D	74	1,716 (2)	2,136
Enclave / 4926 Becker Drive	0.6 miles	2015 / NAP	97.00%	80	2 BD / 2.5 BA	20	1,195	$1,598
					3 BD / 3.5 BA	20	1,518	$2,097
					4 BD / 4.5 BA	2	1,802	$2,676
					4 BD / 4.5 BA	18	1,720	$2,556
					5 BD / 5.5 BA	20	2,072	$3,495
Canvas Townhomes / 10295 48th Avenue	0.9 miles	2006 / NAP	97.20%	288	1 BD / 1 BA	32	650	$1,099
					2 BD / 2.5 BA	32	1,300	$1,758
					3 BD / 3.5 BA	26	1,700	$2,025
					3 BD / 3.5 BA	62	2,000	$2,265
					4 BD / 4 BA	134	2,000	$2,560
					4 BD / 4.5 BA	2	2,000	$2,720
Locale Allendale / 4967 Pierce Street	0.6 miles	2016 / NAP	100.00%	224	2 BD / 2 BA	72	910	$1,540
					3 BD / 3 BA	144	1,142	$2,085
					3 BD / 3 BA	8	1,357	$2,130
Meadows Crossing / 10745 48th Avenue	0.2 miles	2007 / NAP	99.00%	189	2 BD / 2.5 BA	4	1,004	$1,618
					4 BD / 4 BA	3	1,400	$2,609
					4 BD / 4.5 BA	2	1,400	$2,896
					4 BD / 4.5 BA	1	1,441	$2,636
					4 BD / 4.5 BA	179	1,574	$2,596
The Alpine at Allendale / 10452 Lodge Drive	0.6 miles	2017 / NAP	100.00%	108	4 BD / 4 BA	108	1,567	$2,678
The Lodge at Allendale / 5068 W Campus Drive	0.4 miles	2017 / NAP	98.00%	192	2 BD / 2 BA	96	918	$1,630
					4 BD / 4 BA	96	1,418	$2,460
(1)	Source: Appraisal.
(2)	Based on the underwritten rent roll dated May 3, 2024.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

112

Multifamily – Student Housing 10897 48th Avenue Allendale, MI 49401	Collateral Asset Summary – Loan No. 9 48 West	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$33,000,000 59.2% 1.49x 11.3%

The Borrower and the Borrower Sponsors. The borrower is Alden GV Owner, LLC, a Delaware limited liability company and single purpose entity having at least two independent directors in its organizational structure. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 48 West Mortgage Loan. The borrower sponsors are David Brecher, Jonathan Krasner and Gregory Olbrys. The non-recourse carveout guarantors are Jonathan Krasner and David Brecher. Jonathan Krasner and Gregory Olbrys are responsible for the overall strategy, investment, asset management, asset disposition execution, and operations for Alden Street. Alden Street is a real estate investment company focused on student housing. The borrower sponsors have worked together since 2011 and have collectively deployed more than $1 billion in investment capital across 62 investments nationwide.

Property Management. The 48 West Property is managed by PropCo AP JV, LLC, a third-party management company.

Initial and Ongoing Reserves. At origination of the 48 West Mortgage Loan, the borrower deposited approximately (i) $689,003 into a reserve account for real estate taxes and (ii) $123,954 into a reserve for deferred maintenance.

Tax Reserve – The borrower is required to deposit into a real estate tax reserve, on a monthly basis, an amount equal to 1/12th of the taxes that the lender estimates will be payable over the next-ensuing 12-months (initially estimated to be approximately $80,344).

Insurance Reserve – The borrower is required to deposit into an insurance reserve, on a monthly basis, an amount equal to 1/12th of the insurance premiums that the lender estimated will be payable for the renewal of the coverage afforded by the related policies (initially estimated to be approximately $14,778).

Replacement Reserve – The borrower is required to deposit into a replacement reserve, on a monthly basis, approximately $11,193 for replacements.

Lockbox / Cash Management. The 48 West Mortgage Loan is structured with (i) a hard lockbox for any rents from a tenant under a Major Lease (as defined below) and (ii) a soft lockbox for any tenants under a residential lease not representing a Major Lease and in-place cash management. Commencing on the origination date and at all times thereafter, (a) the borrower is required to cause all rents to be transmitted directly by any tenants under any Major Lease at the 48 West Property into a lender-controlled lockbox account, (b) the borrower is required to deposit all rents received by any tenants under a residential lease not representing a Major Lease into the lockbox account within one business day of receipt, and (c) the borrower is required to deliver tenant direction notices to each existing tenant under a Major Lease at the 48 West Property directing each such tenant to remit its rent checks directly into the lockbox account. The funds deposited into the lockbox account will be swept on a daily basis into a lender-controlled cash management account and disbursed in accordance with the 48 West Mortgage Loan documents. During a Cash Trap Event Period (as defined below), all available cash will be paid to the lender, which amounts will be transferred by the lender into an excess cash flow account to be held by the lender as cash collateral for the 48 West Mortgage Loan. Following the second anniversary of the origination date of the 48 West Mortgage Loan, at any time after the occurrence of the Initial Cash Trap Cure (as defined below), provided no event of default is continuing, any cash collateral funds on deposit in the excess cash flow account as a result of the Initial Cash Trap Event Period (as defined below) will be disbursed to the borrower upon the first date thereafter that (a) the debt yield and (b) the trailing 12-month debt yield (in each instance, as calculated under the 48 West Mortgage Loan documents) both equal or exceed 12%.

A “Major Lease” means (i) the master lease with GVSU (the “University Lease”) or any renewal or replacement of the University Lease, (ii) any lease of five or more units at the 48 West Property to the same tenant or its affiliates, (iii) any instrument guaranteeing or providing credit support for any lease meeting the requirements of clause (i) or (ii) above, and (iv) any lease that is entered into with a tenant that is an affiliate of the borrower, any borrower sponsor or the guarantor.

“Cash Trap Event Period” means either the Initial Cash Trap Event Period or the Loan Term Cash Trap Event Period (as defined below).

“Initial Cash Trap Event Period” means the period commencing upon the funding of the 48 West Mortgage Loan and continuing until the Initial Cash Trap Cure.

“Initial Cash Trap Cure” means, following the second anniversary of the origination date, the date that (i) the net debt yield and (ii) the net trailing 12-month debt yield (in each instance, as calculated under the 48 West Mortgage Loan documents) both equal or exceed 12%.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

113

Multifamily – Student Housing 10897 48th Avenue Allendale, MI 49401	Collateral Asset Summary – Loan No. 9 48 West	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$33,000,000 59.2% 1.49x 11.3%

“Loan Term Cash Trap Event Period” means, following the occurrence of an Initial Cash Trap Cure, a period commencing upon the earlier of (i) the occurrence of an event of default or (ii) the trailing 12-month debt yield (as calculated under the 48 West Mortgage Loan documents) being less than 11%, which such Loan Term Cash Trap Event Period will expire (A) with regard to any Loan Term Cash Trap Event Period commenced in connection with clause (i) above, upon the lender’s acceptance of the cure (if applicable) of such event of default and (B) with regard to any Loan Term Cash Trap Event Period commenced in connection with clause (ii) above, upon the date that (i) the debt yield and (ii) the trailing 12-month debt yield in each instance, as calculated under the 48 West Mortgage Loan documents, both equal or exceed 12% for two consecutive calendar quarters (provided that, in each instance, no other Loan Term Cash Trap Event Period has occurred and is continuing during and at the time of the expiration of such period).

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. Not permitted.

Ground Lease. None.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

114

Multifamily – Garden Various Philadelphia, PA 19123	Collateral Asset Summary – Loan No. 10 Liberties Walk	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$33,000,000 60.3% 1.53x 9.4%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

115

Multifamily – Garden Various Philadelphia, PA 19123	Collateral Asset Summary – Loan No. 10 Liberties Walk	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$33,000,000 60.3% 1.53x 9.4%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

116

Multifamily – Garden Various Philadelphia, PA 19123	Collateral Asset Summary – Loan No. 10 Liberties Walk	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$33,000,000 60.3% 1.53x 9.4%

Mortgage Loan Information		Property Information
Loan Seller:	3650 Real Estate Investment Trust 2 LLC	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Multifamily – Garden
Borrower Sponsor(s):	Matthew Pestronk and Michael Pestronk	Collateral:	Fee
Borrower(s)(1):	Various	Location:	Philadelphia, PA
Original Balance:	$33,000,000	Year Built / Renovated:	2004, 2005, 2008, 2010 / NAP
Cut-off Date Balance:	$33,000,000	Property Management:	Post Commercial Real Estate, LLC
% by Initial UPB:	3.7%	Size:	88 Units
Interest Rate:	6.00000%	Appraised Value / Per Unit:	$54,700,000 / $621,591
Note Date:	August 5, 2024	Appraisal Date:	June 26, 2024
Original Term:	60 months	Occupancy:	98.9% (7/19/2024)
Amortization:	Interest Only	UW Economic Occupancy:	98.3%
Original Amortization:	NAP	Underwritten NOI:	$3,099,617
Interest Only Period:	60 months	Underwritten NCF:	$3,067,463
First Payment Date:	September 5, 2024
Maturity Date:	August 5, 2029	Historical NOI(4)
Additional Debt Type(2):	Mezzanine	Most Recent NOI:	$2,770,293 (TTM May 31, 2024)
Additional Debt Balance(2):	$9,200,000	2023 NOI:	$2,698,466
Call Protection(3):	L(2),YM1(22),DorYM1(31),O(5)	2022 NOI(4):	NAV
Lockbox / Cash Management:	Hard / In Place	2021 NOI(4):	NAV

Reserves(5)				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / Unit:	$375,000	$479,545
Taxes:	$235,958	$40,113	NAP	Maturity Date Loan / Unit:	$375,000	$479,545
Insurance:	$0	Springing	NAP	Cut-off Date LTV:	60.3%	77.1%
Replacement Reserves:	$0	$1,467	$66,000	Maturity Date LTV:	60.3%	77.1%
TI / LC:	$0	$1,213	$43,662	UW NOI DY:	9.4%	7.3%
Deferred Maintenance:	$0	$0	NAP	UW NCF DSCR:	1.53x	1.08x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$33,000,000	75.9%	Loan Payoff	$39,138,991	90.1%
Mezzanine Loan	$9,200,000	21.2	Closing Costs(6)	$4,080,568	9.4
Borrower Equity	$1,255,517	2.9	Reserves	$235,958	0.5
Total Sources	$43,455,517	100.0%	Total Uses	$43,455,517	100.0%
(1)	The borrowers for the Liberties Walk Property (as defined below) are Liberties Walk Associates, LLC, LW Partners III, LLC, LW Townhome Partners, LLC and George Street Partners, LLC.
(2)	The Liberties Walk Mezzanine Loan (as defined below) accrues interest at an initial rate of 9.00000% per annum.
(3)	See “Release of Collateral” below.
(4)	Historical financial information is not available because the borrower sponsors purchased the Liberties Walk Property and the neighboring Piazza property together and such properties had combined financials.
(5)	See “Initial and Ongoing Reserves” below.
(6)	Closing Costs include a rate buydown fee of $ 1,567,500.

The Loan. The tenth largest mortgage loan (the “Liberties Walk Mortgage Loan”) is secured by the borrower’s fee interest in an 88 unit, multi-family property, located in the Northern Liberties neighborhood of Philadelphia (the “Liberties Walk Property”). The Liberties Walk Mortgage Loan is evidenced by a single promissory note with an outstanding principal balance as of the Cut-off Date of $33,000,000. The Liberties Walk Mortgage Loan was originated on August 5, 2024 by 3650 Real Estate Investment Trust 2 LLC accrues interest at a fixed rate of 6.00000% per annum. The Liberties Walk Mortgage Loan has an initial term of five-years and is interest-only for the full term. The scheduled maturity date of the Liberties Walk Mortgage Loan is August 5, 2029.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

117

Multifamily – Garden Various Philadelphia, PA 19123	Collateral Asset Summary – Loan No. 10 Liberties Walk	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$33,000,000 60.3% 1.53x 9.4%

The Property. The Liberties Walk Property is an 88 unit multifamily property situated across 2.5 acres located in Philadelphia, Pennsylvania. The improvements feature 22 three-story buildings constructed in 2004, 2005, 2008 and 2010. The Liberties Walk Property features 70 traditional apartment units, 18 townhouse units and 23 commercial spaces. Each unit is equipped with an electric oven/range combination, dishwasher, a laundry closet with a washer/dryer unit and refrigerator/freezer. There is an easement agreement in place with the neighboring Piazza property, which is also owned by the borrower sponsors, to access an outdoor luxury pool, state of the art fitness facility inclusive of a sauna, steam room and hydro massage beds, among other amenities. The Liberties Walk Property is served by a total of 116 surface and garage parking spaces. Of the 98 surface parking spaces, four are designed for ownership’s leasing office, six are designated ADA parking spaces and the remaining 88 spaces are offered for lease to tenants for a monthly rental rate.

The following table presents certain information relating to the unit mix at the Liberties Walk Property:

Unit Mix(1)
Unit Type	# of Units	% of Total Units	Occupancy	Average Unit Size (Sq. Ft.)	Average Monthly Rent Per Unit	Average Monthly Market Rent Per Unit(2)
One Bed	4	4.5%	100.0%	750	$1,897	$1,985
Two Bed	58	65.9	100.0	922	$2,368	$2,410
Three Bed	25	28.4	96.0	1,879	$3,554	$3,672
Five Bed	1	1.1	100.0	3,200	$5,549	$5,715
Total / Wtd Avg.	88	100.0%	98.9%	1,212	$2,710	$2,787
(1)	Based on the underwritten rent roll dated July 19, 2024.
(2)	Source: Appraisal.

The following table presents certain information relating to the Underwritten Net Cash Flow at the Liberties Walk Property:

Cash Flow Analysis(1)
	2023	TTM 5/31/2024	U/W	U/W Per Unit
Base Rent	$2,760,955	$2,819,884	$2,877,516	$32,699
Gross Potential Rent	$2,760,955	$2,819,884	$2,877,516	$32,699
Commercial Income	793,880	769,799	796,390	9,050
Parking Income	233,023	241,503	267,007	3,034
Other Income	61,779	60,843	60,843	691
Vacancy Residential	(247,225)	(190,856)	(48,540)	(552)
Effective Gross Income	$3,602,411	$3,701,173	$3,953,216	$44,923

Real Estate Taxes	457,887	463,581	463,581	5,268
Insurance	72,549	74,115	93,344	1,061
Management Fee	135,612	141,017	59,298	674
Other Expenses(2)	237,898	252,166	237,375	2,697
Total Expenses	$903,945	$930,879	$853,599	$9,700

Net Operating Income	$2,698,466	$2,770,293	$3,099,617(3)	$35,223
Capital Expenditures	0	5,305	17,600	200
TI/LC	22,787	30,249	14,554	165
Net Cash Flow	$2,675,678	$2,734,739	$3,067,463	$34,858

Occupancy	91.0%	93.2%	98.9%(4)
NCF DSCR	1.33x	1.36x	1.53x
NOI Debt Yield	8.2%	8.4%	9.4%
(1)	Based on the underwritten rent roll dated July 19, 2024.
(2)	Other Expenses include payroll and benefits, repairs and maintenance, utilities and general and administrative expenses.
(3)	The increase in UW Net Operating Income over TTM 5/31/2024 Net Operating Income reflects in place rent increases due to increased occupancy and commercial rent at the Liberties Walk Property.
(4)	Represents occupancy as of the rent roll dated July 19, 2024.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

118

Multifamily – Garden Various Philadelphia, PA 19123	Collateral Asset Summary – Loan No. 10 Liberties Walk	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$33,000,000 60.3% 1.53x 9.4%

Appraisal. According to the appraisal, the Liberties Walk Property had an “as-is” appraised value of $54,700,000 as of June 26, 2024. Based on the “as-is” value of $54,700,000, the Cut-off Date LTV and Maturity Date LTV for the Liberties Walk Mortgage Loan are 60.3%.

Liberties Walk Appraised Value(1)
Property	Value	Capitalization Rate
Liberties Walk	$54,700,000	5.50%
(1)	Source: Appraisal.

Environmental Matters. According to a Phase I environmental report dated June 3, 2024, there was no evidence of any recognized environmental conditions at the Liberties Walk Property.

The Market. The Liberties Walk Property is located Philadelphia, Pennsylvania and forms part of the Philadelphia-Camden-Wilmington MSA, which is the largest in Pennsylvania and the sixth largest in the United States. According to the appraisal, the Philadelphia-Camden-Wilmington MSA had a 2023 total population of 6,241,978 with 2,463,809 households. The 2023 median household income for the metropolitan area was $87,507. According to the U.S. Bureau of Labor Statistics, as of April 2024, the unemployment rate in the MSA was 3.2%, compared to the state and national rate of 2.9% and 3.5% respectively.

According to the appraisal, the Liberties Walk Property is located in the Northeast Philadelphia submarket of the Philadelphia-Camden-Wilmington metro market. As of the first quarter of 2024, the Philadelphia-Camden-Wilmington metro market had an inventory of 414,251 units, with an occupancy rate of 95.2%. The market experienced a positive net absorption of 1,425 units. A total of 2,185 units were completed and delivered and 18,804 units were under construction of which 13,648 units were expected to be delivered within the next four quarters. As of the first quarter of 2024, the Northeast Philadelphia submarket had an inventory of 39,709 units, with an occupancy rate of 95.9%. The submarket experienced a positive net absorption of 138 units. A total of 361 units were completed and delivered and 3,566 units were under construction of which 2,538 units were expected to be delivered within the next four quarters.

According to the appraisal, the 2023 population within a 1-, 3- and 5-mile radius of the Liberties Walk Property was 45,950, 465,644 and 956,768, respectively. The 2023 average household income within the same radii was $131,511, $104,010 and $88,074, respectively.

The following table presents certain information relating to comparable multifamily properties to the Liberties Walk Property:

Multifamily Rent Comparables(1)
Property Name	Distance from Subject	Year Built / Renovated	Occupancy	Number of Units	Unit Type	No. of Units	Average Unit Size	Average Rent Per Unit
Liberties Walk Property	--	2004, 2005,	98.9%(2)	88(2)	One Bed	4	750(2)	$1,897(2)
		2008, 2010			Two Bed	58	922(2)	$2,368(2)
		/ NAP			Three Bed	23	1,879(2)	$3,554(2)
					Five Bed	1	3,200(2)	$5,549(2)
Liberty Square	0.2 Miles	2018	96.0%	95	1 BD / 1 BA	20	807	$2,313
					2 BD / 2 BA	20	1,005	$3,100
					3 BD / 2 BA	13	1,495	$3,900
	0.6 Miles	2021	90.0%	285	1 BD / 1 BA	185	779	$2,258
The Poplar					2 BD / 1 BA	25	1,278	$3,985
					3 BD / 3 BA	8	1,620	$4,493
Dwell	0.3 Miles	2020	90.0%	198	1 BD / 1 BA	80	738	$2,125
					2 BD / 2 BA	68	1,054	$2,955
					3 BD / 2 BA	10	1,363	$3,515
The Luxe	0.7 Miles	2023	91.0%	179	1 BD / 1 BA	92	689	$1,902
					2 BD / 2 BA	14	952	$2,650
					3 BD / 2 BA	43	1,127	$3,000
1018 Germantown Ave	0.2 Miles	2020	97.9%	49	1 BD / 1 BA	21	733	$1,505
					2 BD / 2 BA	15	1,032	$2,446
					3 BD / 2 BA	3	1,363	$2,992
The Residences at 1 Brown	0.4 Miles	2012	90.0%	230	1 BD / 1 BA	135	821	$1,675
					2 BD / 2 BA	80	1,332	$2,060
					3 BD / 2 BA	12	1,577	$3,400
(1)	Source: Appraisal.
(2)	Based on the underwritten rent roll dated July 19, 2024.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

119

Multifamily – Garden Various Philadelphia, PA 19123	Collateral Asset Summary – Loan No. 10 Liberties Walk	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$33,000,000 60.3% 1.53x 9.4%

The Borrowers and the Borrower Sponsors. The borrowers are Liberties Walk Associates, LLC, LW Partners III, LLC, LW Townhome Partners, LLC and George Street Partners, LLC, each a single purpose entity having one independent director in its organizational structure. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Liberties Walk Mortgage Loan. The borrower sponsors and non-recourse carveout guarantors are Michael Pestronk and Matthew Pestronk.

The borrower sponsors are Michael Pestronk and Matthew Pestronk, the founders of Post Brothers. Post Brothers is a developer, owner and manager of Class A apartments, generally focusing on the development and creation of Class A apartment buildings in the greater Philadelphia metropolitan area. Post Brothers is a vertically-integrated company, with approximately 200 employees, providing in-house expertise in design, construction leasing and management. Since its founding in 2006, Post Brothers has developed more than 30 properties totaling approximately 8,000 apartments and 700,000 square feet of complimentary office space, with a focus in the greater Philadelphia area and New Jersey. Michael Pestronk has over 20 years of experience in the multifamily real estate industry, having previously worked for NWJ Companies and Historic Landmarks for Living, as well as being a principal of Iron Stone Real Estate Group, where he was responsible for the repositioning, operations and capitalization of over $300 million of real estate. Matthew Pestronk has worked in real estate acquisitions and finance for his entire career of approximately 20 years. Prior to co-founding Post Brothers, Matthew was a real estate financing executive in New York City.

Property Management. The Liberties Walk Property is managed by Post Commercial Real Estate, LLC, an affiliate of the borrower sponsors.

Initial and Ongoing Reserves. At origination of the Liberties Walk Mortgage Loan, the borrowers deposited approximately $235,958 into a reserve account for real estate taxes.

Tax Reserve – The borrowers are required to deposit into a real estate tax reserve, on a monthly basis, 1/12th of the taxes that the lender reasonably estimates will be payable over the next-ensuing 12-month period (initially estimated to be approximately $40,113).

Insurance Reserve – The borrowers are required to deposit into an insurance reserve, on a monthly basis, an amount equal to 1/12th of the insurance premiums that the lender estimates will be payable for the renewal of coverage afforded by the related insurance policies; provided, however, that such insurance reserve has been conditionally waived so long as the borrowers maintain a blanket policy meeting the requirements of the Liberties Walk Mortgage Loan documents.

Replacement Reserve – The borrowers are required to deposit into a replacement reserve, on a monthly basis, approximately $1,467 for the replacements until the balance of the replacement reserve equals at least $66,000 (the “Replacement Reserve Cap”). In the event the balance of funds in the replacement reserve falls below the Replacement Reserve Cap, the replacement reserve monthly deposit is required to recommence until funds in the account equal the Replacement Reserve Cap.

TI/LC Reserve – The borrowers are required to deposit into a leasing reserve, on a monthly basis, approximately $1,213 for tenant improvements and leasing commissions until the balance of the leasing reserve equals at least $43,662 (the “Leasing Reserve Cap”). In the event the balance of funds in the leasing reserve subaccount falls below the Leasing Reserve Cap, the leasing reserve monthly deposit is required to recommence until funds in the account equal the Leasing Reserve Cap.

Lockbox / Cash Management. The Liberties Walk Mortgage Loan is structured with a hard lockbox and in place cash management. The borrowers are required to deposit all rents from the Liberties Walk Property into a lender-controlled lockbox account within two business days after receipt. The borrowers are required to deliver a notice to all non-residential tenants at the Liberties Walk Property directing them to remit rent and all other sums due under the applicable lease directly to the lockbox account. All funds in the lockbox account are required to be swept on a daily basis to a lender-controlled cash management account to be applied and disbursed in accordance with the Liberties Walk Mortgage Loan documents.

Current Mezzanine or Secured Subordinate Indebtedness.

Concurrently with the funding of the Liberties Walk Mortgage Loan, 3650 Real Estate Investment Trust 2 LLC funded a mezzanine loan in the amount of $9.2 million (the “Liberties Walk Mezzanine Loan”). The Liberties Walk Mezzanine Loan is secured by the direct equity interests in the borrowers. The Liberties Walk Mezzanine Loan is coterminous with the Liberties Walk Mortgage Loan and accrues interest at an initial rate of 9.00000% per annum. Based on the Liberties Walk Mortgage Loan and the Liberties Walk Mezzanine Loan, the cumulative Cut-off Date loan-to-value is 77.1%, the cumulative UW NCF debt service coverage ratio is 1.08x and the cumulative UW NCF debt yield is 7.3%. The rights of the mezzanine lender under the Liberties Walk Mezzanine Loan are further described under “Description of the Mortgage Pool—Additional Indebtedness—Mezzanine Indebtedness” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

120

Multifamily – Garden Various Philadelphia, PA 19123	Collateral Asset Summary – Loan No. 10 Liberties Walk	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$33,000,000 60.3% 1.53x 9.4%

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. On any business day that is later than 60 days following the Closing Date, the Liberties Walk Mortgage Loan documents permit the borrowers to obtain the release of certain parcels of real property identified in the Liberties Walk Mortgage Loan documents (which parcels collectively represent the entire Liberties Walk Property) (each, a “Release Property”) in connection with a sale to a bona fide third-party or an affiliate of the borrowers or guarantor pursuant to an arm’s-length agreement provided that, among other conditions, (i) the borrowers deliver evidence to the lender that simultaneously with any prepayment required under the Liberties Walk Mortgage Loan, the related mezzanine borrower is making any prepayment required under the Liberties Walk Mezzanine Loan, (ii) the borrowers prepay the Liberties Walk Mortgage Loan in an amount equal to (x) in the event of a sale of such Release Property to a third party not affiliated with the borrowers or guarantor, the greater of (1) the applicable pro-rata share of 95% of the gross sales proceeds for such Release Property (e.g., assuming a Liberties Walk Mortgage Loan of $80 and an outstanding principal balance of both the Liberties Walk Mortgage Loan and the Liberties Walk Mezzanine Loan of $100, the pro rata share for the Liberties Walk Mortgage Loan will be 80%) and (2)(a) 110% of the allocated loan amount for the first Release Property to be released and (b) 120% of the allocated loan amount for each and every Release Property to be released after the first release of a Release Property, and (y) in the event the sale of such Release Property is to an affiliate of the borrowers or guarantor, (1) 110% of the allocated loan amount for the first Release Property to be released, and (2) 120% of the allocated loan amount for each and every Release Property after the first Release Property to be released to an affiliate of the borrowers or guarantor, in each of the foregoing instances, together with any applicable yield maintenance premium, (iii) after giving effect to such sale and prepayment, (1) the combined debt service coverage ratio (based on both the Liberties Walk Mortgage Loan and the Liberties Walk Mezzanine Loan, as calculated under the Liberties Walk Mortgage Loan documents) for all of the remaining Liberties Walk Property is no less than the greater of (x) the debt service coverage ratio immediately preceding such sale (assuming for purposes of such calculation that no related prepayment of the Liberties Walk Mezzanine Loan has occurred) and (y) the combined debt service coverage ratio (on both the Liberties Walk Mortgage Loan and the Liberties Walk Mezzanine Loan, as calculated under the Liberties Walk Mortgage Loan documents) as of the origination date, and (2) the loan-to-value ratio for the remaining Liberties Walk Property is no greater than the lesser of (x) the combined loan-to-value ratio (based on the then aggregate outstanding balance of the Liberties Walk Mortgage Loan and the Liberties Walk Mezzanine Loan) immediately preceding such sale (assuming for purposes of such calculation that no related prepayment of the Liberties Walk Mezzanine Loan has occurred) and (y) the loan-to-value ratio (based on then aggregate outstanding principal balance of both the Liberties Walk Mortgage Loan and the Liberties Walk Mezzanine Loan) as of the origination date, provided that in each instance, the borrowers may prepay the Liberties Walk Mortgage Loan (and the related mezzanine borrower may prepay the Liberties Walk Mezzanine Loan) by an amount equal to the pro rata share applicable to the Liberties Walk Mortgage Loan (or, in the case of the mezzanine borrower, the Liberties Walk Mezzanine Loan) in an amount sufficient to satisfy the foregoing debt service coverage ratio and loan-to-value requirements, and (iv) the borrowers satisfy customary REMIC requirements.

Ground Lease. None.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

121

Various – Various Various Various, NY Various	Collateral Asset Summary – Loan No. 11 ST NYC Mixed-Use Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,000,000 61.2% 1.35x 9.9%
Mortgage Loan Information		Property Information
Loan Seller:	CREFI	Single Asset / Portfolio:	Portfolio
Loan Purpose:	Refinance	Property Type – Subtype(3):	Various - Various
Borrower Sponsor(s):	Son Dinh Tran	Collateral:	Fee
Borrower(s):	425 East 6th Street Owner LLC, 543 East 6th Street Owner LLC, 73 Second Avenue Owner LLC, 670 9th Avenue Owner LLC, 49 West 71 Street Owner LLC, 289 East 149th Street Owner LLC, 228 East 51 Street Owner LLC and 151-165 Burnside Ave Owner LLC	Location(2):	Various, NY
Original Balance:	$30,000,000	Year Built / Renovated(3):	Various / Various
Cut-off Date Balance:	$30,000,000	Property Management:	Self-Managed
% by Initial UPB:	3.4%	Size(4):	55 Units
Interest Rate:	7.05000%	Appraised Value / Per Unit:	$49,000,000 / $890,909
Note Date:	July 25, 2024	Appraisal Date(5):	Various
Original Term:	60 months	Occupancy:	98.2% (as of July 11, 2024)
Amortization:	Interest Only	UW Economic Occupancy:	96.1%
Original Amortization:	NAP	Underwritten NOI(6):	$2,984,830
Interest Only Period:	60 months	Underwritten NCFs:	$2,898,691
First Payment Date:	September 6, 2024
Maturity Date:	August 6, 2029	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI(6):	$2,337,567 (T-9 Ann. April 30, 2024)
Additional Debt Balance:	NAP	2023 NOI(7):	NAV
Call Protection:	L(24),D(31),O(5)	2022 NOI(7):	NAV
Lockbox / Cash Management:	Springing / Springing	2021 NOI(7):	NAV

Reserves				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / Unit:	$545,455
Taxes:	$155,125	$51,708	NAP	Maturity Date Loan / Unit:	$545,455
Insurance:	$39,318	$9,830	NAP	Cut-off Date LTV:	61.2%
Replacement Reserves:	$0	$1,653	NAP	Maturity Date LTV:	61.2%
TI / LC:	$0	$3,906	NAP	UW NOI DY:	9.9%
Deferred Maintenance:	$146,188	$0	NAP	UW NCF DSCR:	1.35x
Other(1):	$342,000	$0	NAP

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$30,000,000	100.0%	Loan Payoff	$23,988,593	80.0%
			Borrower Sponsor Equity	4,396,042	14.7
			Closing Costs	932,734	3.1
			Upfront Reserves	682,631	2.3
Total Sources	$30,000,000	100.0%	Total Uses	$30,000,000	100.0%
(1)	Other Reserves consists of an upfront (i) $180,000 Hunter Convenience Shop gap rent reserve, (ii) $102,000 La La Bakery gap rent reserve, and (iii) $60,000 K.S. Architect Inc. gap rent reserve.
(2)	The ST NYC Mixed-Use Portfolio properties are located in Manhattan and the Bronx.
(3)	See “Portfolio Summary” below.
(4)	Units represent multifamily units. The ST NYC Mixed-Use Portfolio properties also include 31,250 square feet of commercial space.
(5)	Appraisal Dates are between June 12, 2024 and June 17, 2024.
(6)	Increase from Most Recent NOI to Underwritten NOI is primarily attributable to renovations to six of eight of the ST NYC-Mixed Use Portfolio properties in 2023 and subsequent lease-up.
(7)	2021 NOI, 2022 NOI, and 2023 NOI information are not available because six of the eight ST NYC Mixed-Use Portfolio properties were renovated in 2023.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

122

Various – Various Various Various, NY Various	Collateral Asset Summary – Loan No. 11 ST NYC Mixed-Use Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,000,000 61.2% 1.35x 9.9%

The following table presents certain information relating to the ST NYC Mixed-Use Portfolio properties:

Portfolio Summary
Property Name	Property Type(1)	Multifamily Units(2)	Commercial SF(2)	Occupancy(2)	Year Built(1)	Allocated Cut-off Date Balance	Appraised Value(1)	UW NOI(2)	% of UW NOI(2)
151-165 East Burnside Avenue	Retail	NAP	14,800	97.3%	1989	$6,239,000	$10,000,000	$624,150	20.9%
670 9th Avenue	Mixed Use	8	3,600	100.0%	1920	4,771,000	8,200,000	479,805	16.1%
73 2nd Avenue	Mixed Use	9	1,350	100.0%	1900	3,499,000	5,300,000	350,951	11.8%
425 East 6th Street	Multifamily	17	NAP	100.0%	1920	3,492,000	5,700,000	341,079	11.4%
228 East 51st Street	Mixed Use	2	1,500	100.0%	1900	3,245,000	5,700,000	324,063	10.9%
543 East 6th Street	Mixed Use	9	600	88.9%	1930	3,102,000	4,800,000	305,600	10.2%
49 West 71st Street	Multifamily	10	NAP	100.0%	1910	3,091,000	5,000,000	301,485	10.1%
289 East 149th Street	Mixed Use	NAP	9,400	100.0%	1931	2,561,000	4,300,000	257,698	8.6%
Total		55	31,250	98.2%		$30,000,000	$49,000,000	$2,984,830	100.0%
(1)	Source: Appraisals.
(2)	Based on the underwritten rent rolls dated July 11, 2024.

The following table presents certain information relating to the multifamily unit mix at the ST NYC Mixed-Use Portfolio properties:

Unit Mix(1)
Unit Type	# of Units	% of Total Units	Occupancy	Average Unit Size (SF)	Average Monthly Rent Per Unit	Average Monthly Market Rent Per Unit(2)
670 9th Avenue
2BR/1BA – Rent Stabilized	1	1.8%	100.0%	700	$958	$4,500
2BR/1BA – Market Rate	4	7.3%	100.0%	663	$4,399	$4,500
3BR/2BA – Market Rate	1	1.8%	100.0%	850	$6,000	$6,000
4BR/2BA – Market Rate	2	3.6%	100.0%	1,000	$8,250	$8,000
Property Total	8	14.5%	100.0%	775	$5,132	$5,563
425 East 6th Street
1BR/1BA – Rent Stabilized	13	23.6%	100.0%	525	$1,388	$3,200
2BR/2BA – Rent Stabilized	1	1.8%	100.0%	550	$4,000	$4,800
2BR/2BA – Market Rate	2	3.6%	100.0%	538	$3,550	$4,800
4BR/3BA – Rent Stabilized	1	1.8%	100.0%	1,000	$12,000	$8,900
Property Total	17	30.9%	100.0%	556	$2,420	$3,818
73 2nd Avenue
2BR/1BA - Rent Controlled	2	3.6%	100.0%	750	$139	$3,000
2BR/1BA – Rent Stabilized	4	7.3%	100.0%	713	$1,336	$5,850
3BR/2BA – Market Rate	3	5.5%	100.0%	800	$7,000	$6,850
Property Total	9	16.4%	100.0%	750	$2,958	$5,550
49 West 71st Street
1BR/1BA – Rent Stabilized	4	7.3%	100.0%	488	$1,302	$3,800
1BR/1BA – Market Rate	1	1.8%	100.0%	500	$3,800	$3,800
2BR/1BA (D) – Rent Stabilized	1	1.8%	100.0%	548	$5,500	$5,500
2BR/1BA (D) – Market Rate	1	1.8%	100.0%	707	$7,500	$6,500
2BR/1BA – Market Rate	3	5.5%	100.0%	517	$4,667	$4,700
Property Total	10	18.2%	100.0%	526	$3,601	$4,510
228 East 51st Street
4BR/3BA – Market Rate	2	3.6%	100.0%	1,500	$12,500	$12,075
Property Total	2	3.6%	100.0%	1,500	$12,500	$12,075
543 East 6th Street
1BR/1BA – Rent Stabilized	3	5.5%	100.0%	600	$832	$3,200
2BR/1BA - Rent Stabilized	2	3.6%	100.0%	800	$970	$4,800
2BR/1BA– Market Rate	1	1.8%	0.0%	400	$0	$4,800
3BR/1BA – Market Rate	1	1.8%	100.0%	1,200	$5,250	$5,800
3BR/2BA – Market Rate	1	1.8%	100.0%	800	$6,000	$5,800
5BR/2BA - Rent Stabilized	1	1.8%	100.0%	1,500	$8,000	$8,000
Property Total	9	16.4%	88.9%	811	$2,961	$4,844
Portfolio Total / Wtd Avg.	55	100.0%	98.2%	690	$3,584	$4,949
(1)	Based on the underwritten rent roll dated July 11, 2024. Average Monthly Rent Per Unit is based on occupied units.
(2)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

123

Various – Various Various Various, NY Various	Collateral Asset Summary – Loan No. 11 ST NYC Mixed-Use Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,000,000 61.2% 1.35x 9.9%

The following table presents certain information relating to the largest commercial tenants at the ST NYC Mixed-Use Portfolio properties:

Tenant Summary(1)
Tenant	Property	Credit Rating (Moody’s/ S&P/Fitch)	Net Rentable Area (SF)	% of Portfolio Commercial Net Rentable Area	U/W Base Rent	U/W Base Rent Per SF	% of Portfolio Commercial U/W Base Rent	Lease Expiration	Termination Option (Y/N)	Renewal Option
JY Burnside 99C	151-156 East Burnside Avenue	NR/NR/NR	4,950	15.8%	$254,616	$51.44	14.8%	10/31/2027	N	None
Mr. Green Laundry	670 9th Avenue	NR/NR/NR	3,600	11.5	186,000	$51.67	10.8	6/29/2026	N	None
Hunter Convenience Shop	228 East 51st Street	NR/NR/NR	1,500	4.8	185,400	$123.60	10.8	6/30/2029	N	None
Little Amber Nails & Spa(2)	289 East 149th Street	NR/NR/NR	4,000	12.8	152,770	$38.19	8.9	3/31/2033	Y	None
Expo Beauty Supply(3)(4)	289 East 149th Street	NR/NR/NR	5,400	17.3	152,770	$28.29	8.9	3/31/2028	Y	None
Alfredo Floresmoreo	151-156 East Burnside Avenue	NR/NR/NR	5,000	16.0	127,308	$25.46	7.4	11/30/2027	N	None
Convenience on 2nd Ave Corporation	73 2nd Avenue	NR/NR/NR	550	1.8	127,308	$231.47	7.4	2/28/2033	N	None
La La Bakeshop NYC Inc.	73 2nd Avenue	NR/NR/NR	800	2.6	105,060	$131.33	6.1	7/31/2029	N	1 x 5 Yr
M & W Organic And Exotic Deli Corp	151-156 East Burnside Avenue	NR/NR/NR	1,000	3.2	96,000	$96.00	5.6	9/30/2032	N	None
Kuchuplum Corp	151-156 East Burnside Avenue	NR/NR/NR	650	2.1	62,400	$96.00	3.6	10/31/2030	N	None
Largest Tenants			27,450	87.8%	$1,449,631	$52.81	84.1%
Remaining Occupied			3,400	10.9	274,275	$80.67	15.9
Total Occupied			30,850	98.7%	$1,723,906	$55.88	100.0%
Vacant			400	1.3
Total			31,250	100.0%
(1)	Based on the underwritten rent rolls dated July 11, 2024, with rent steps through August 1, 2025.
(2)	Little Amber Nails & Spa has a unilateral option to terminate its lease upon six months’ prior written notice and payment of two months of the then-current rent.
(3)	Expo Beauty Supply has a unilateral option to terminate its lease upon six months’ prior written notice and payment of two months of the then-current rent.
(4)	Expo Beauty Supply subleases its space to ten subtenants on one to two-year subleases.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

124

Various – Various Various Various, NY Various	Collateral Asset Summary – Loan No. 11 ST NYC Mixed-Use Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,000,000 61.2% 1.35x 9.9%

The following table presents certain information relating to the lease rollover schedule for the commercial tenants at the ST NYC Mixed-Use Portfolio properties, based on initial lease expiration dates:

Lease Rollover Schedule(1)(2)
Year	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Number of Leases Expiring
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2024	0	0.0	0.0%	0	0.0	$0.00	0
2025	700	2.2	2.2%	59,532	3.5	$85.05	1
2026	5,050	16.2	18.4%	292,617	17.0	$57.94	3
2027	9,950	31.8	50.2%	381,924	22.2	$38.38	2
2028	5,400	17.3	67.5%	152,770	8.9	$28.29	1
2029	2,900	9.3	76.8%	352,260	20.4	$121.47	3
2030	1,300	4.2	81.0%	108,726	6.3	$83.64	2
2031	0	0.0	81.0%	0	0.0	$0.00	0
2032	1,000	3.2	84.2%	96,000	5.6	$96.00	1
2033	4550	14.6	98.7%	280,078	16.2	$61.56	2
2034	0	0.0	98.7%	0	0.0	$0.00	0
2035 & Beyond	0	0.0	98.7%	0	0.0	$0.00	0
Vacant	400	1.3	100.0%	NAP	NAP	NAP	NAP
Total	31,250	100.0%		$1,723,906	100.0%	$55.88	15
(1)	Based on the underwritten rent rolls dated July 11, 2024, with contractual rent steps through August 1, 2025.
(2)	Certain leases may have termination options that are exercisable prior to the originally stated expiration date of the lease and that are not considered in this Lease Rollover Schedule.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

125

Various – Various Various Various, NY Various	Collateral Asset Summary – Loan No. 11 ST NYC Mixed-Use Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,000,000 61.2% 1.35x 9.9%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the ST NYC Mixed-Use Portfolio properties:

Cash Flow Analysis(1)
	T-9 Ann. 4/30/2024	U/W	U/W Per Unit(2)
Base Rent	$1,901,396	$2,322,112	$3,518
Potential Income from Vacant Units	0	36,000	$55
Gross Potential Income – Apts.	$1,901,396	$2,358,112	$3,573
Vacancy Residential	0	(70,743)	($107)
Effective Gross Income – Apts.	$1,901,396	$2,287,368	$3,466

Commercial Rental Income	1,357,582	1,723,906	$55.16
Potential Income from Vacant Space	0	30,000	$0.96
Other Commercial Income(3)	3,839	66,556	$2.13
Gross Potential Income – Commercial	$1,361,421	$1,820,462	$58.25
Vacancy Commercial	0	-91,023	($2.91)
Effective Gross Income – Commercial	$1,361,421	$1,729,439	$55.34

Total Effective Gross Income	$3,262,818	$4,016,807	$6,086

Real Estate Taxes	545,708	584,926	$886
Insurance	94,601	112,338	$170
Management Fee	97,885	120,504	$183
Other Expenses(4)	187,058	214,209	$325
Total Expenses	$925,251	$1,031,977	$1,564

Net Operating Income	$2,337,567	$2,984,830	$4,522
Replacement Reserves – Apts.	0	14,329	$22
Replacement Reserves - Commercial	0	5,508	$0.18
TI/LC	0	66,303	$100
Net Cash Flow	$2,337,567	$2,898,691	$4,392

Occupancy	98.2%(5)	97.0%(6)
NCF DSCR	1.09x	1.35x
NOI Debt Yield	7.8%	9.9%

(1)	Historical financial information before 2023 is not available because six of the eight ST NYC Mixed-Use Portfolio properties were renovated in 2023. Increase from T-9 Ann. 4/30/2024 Net Operating Income to U/W Net Operating Income is primarily attributable to renovations to six of eight of the ST NYC-Mixed Use Portfolio properties in 2023 and subsequent lease-up.
(2)	U/W Per Unit is based on 55 multifamily units at the ST NYC Mixed-Use Portfolio properties. Commercial fields are based on 31,250 square feet.
(3)	Other Commercial Income includes real estate tax expense reimbursements from the ST NYC Mixed Use Portfolio properties’ commercial tenants.
(4)	Other Expenses include repairs and maintenance, utilities, and general and administrative expenses.
(5)	Represents current occupancy as of July 11, 2024.
(6)	Represents economic occupancy.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

126

Retail – Anchored 678 North Dupont Boulevard Milford, DE 19963	Collateral Asset Summary – Loan No. 12 The Plaza at Milford	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$28,500,000 66.3% 1.31x 9.8%
Mortgage Loan Information		Property Information
Loan Seller:	Barclays	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Retail – Anchored
Borrower Sponsor(s):	Angela Tsionas and Georgia Halakos	Collateral:	Fee
Borrower(s):	Milford Plaza SPE, LLC	Location:	Milford, DE
Original Balance:	$28,500,000	Year Built / Renovated:	1966 / 2019
Cut-off Date Balance:	$28,500,000	Property Management:	Tsionas Management Co. Inc.
% by Initial UPB:	3.2%	Size:	213,177 SF
Interest Rate:	7.19300%	Appraised Value / Per SF:	$43,000,000 / $202
Note Date:	July 9, 2024	Appraisal Date:	June 13, 2024
Original Term:	60 months	Occupancy:	92.6% (as of May 14, 2024)
Amortization:	Interest Only	UW Economic Occupancy:	90.5%
Original Amortization:	NAP	Underwritten NOI:	$2,798,473
Interest Only Period:	60 months	Underwritten NCF:	$2,715,955
First Payment Date:	August 6, 2024
Maturity Date:	July 6, 2029	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI:	$2,894,288 (TTM April 30, 2024)
Additional Debt Balance:	NAP	2023 NOI(4):	$2,558,852
Call Protection:	L(25),D(28),O(7)	2022 NOI(4):	$2,044,297
Lockbox / Cash Management:	Hard / Springing	2021 NOI:	$2,042,261

Reserves				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$134
Taxes:	$179,725	$17,973	NAP	Maturity Date Loan / SF:	$134
Insurance(1):	$0	Springing	NAP	Cut-off Date LTV:	66.3%
Replacement Reserves:	$0	$2,665	NAP	Maturity Date LTV:	66.3%
TI / LC:	$1,200,000	Springing(2)	$511,625	UW NOI DY:	9.8%
Other(3):	$24,438	$0	NAP	UW NCF DSCR:	1.31x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$28,500,000	100.0%	Loan Payoff	$18,369,920	64.5%
			Return of Equity	8,386,275	29.4
			Reserves	1,404,163	4.9
			Closing Costs	339,643	1.2
Total Sources	$28,500,000	100.0%	Total Uses	$28,500,000	100.0%
(1)	The insurance reserve has been conditionally waived so long as the borrower maintains a blanket policy meeting the requirements of The Plaza at Milford mortgage loan documents.
(2)	The borrower will be required to make monthly deposits of $14,212 to the TI/LC reserve if the balance of the reserve falls below $511,625.
(3)	Other Reserves include immediate repairs.
(4)	The increase from 2022 NOI to 2023 NOI is due to five leases totaling 47,718 square feet and $536,955 in underwritten base rent being executed at The Plaza at Milford property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

127

Retail – Anchored 678 North Dupont Boulevard Milford, DE 19963	Collateral Asset Summary – Loan No. 12 The Plaza at Milford	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$28,500,000 66.3% 1.31x 9.8%

The following table presents certain information relating to the tenants (certain of which tenants may have co-tenancy provisions) at The Plaza at Milford property:

Tenant Summary(1)
Tenant	Credit Rating (Moody’s/ S&P/Fitch)(2)	Net Rentable Area (SF)	% of Net Rentable Area	U/W Base Rent	U/W Base Rent Per SF	% of Total U/W Base Rent	Lease Expiration	Termination Option (Y/N)	Renewal Options
Goodwill	NR/NR/NR	13,583	6.4	$214,270	$15.77	7.7	6/16/2029	N	None
Aldi, Inc.	NR/NR/NR	22,288	10.5%	$200,592	$9.00	7.2%	3/31/2033	N	5 x 5 Yr
Michaels	NR/NR/NR	14,145	6.6	$155,595	$11.00	5.6	10/31/2033	Y(4)	3 x 5 Yr
Planet Fitness	NR/NR/NR	16,264	7.6	$144,750	$8.90	5.2	8/31/2027	N	2 x 5 Yr
Fresenius Medical Care	Baa3/BBB-/BBB-	12,200	5.7	$139,324	$11.42	5.0	2/28/2025	N	3 x 5 Yr
Milford Discount Liquors	NR/NRNR	6,400	3.0	$134,400	$21.00	4.9	12/31/2031	N	1 x 3 Yr
La Tonalteca	NR/NR/NR	8,500	4.0	$132,600	$15.60	4.8	8/31/2028	N	None
Harbor Freight	B1/BB-/NR	15,473	7.3	$93,000	$6.01	3.4	7/31/2033	Y(3)	5 x 5 Yr
Dollar General	Baa2/BBB/NR	8,000	3.8	$94,160	$11.77	3.4	12/31/2027	N	1 x 5 Yr
Sherwin Williams	Baa2/BBB/BBB	10,800	5.1	$62,626	$5.80	2.3	9/30/2032	N	2 x 5 Yr
Largest Tenants		127,653	59.9%	$1,371,317	$10.74	49.5%
Remaining Occupied		69,724	32.7	1,399,322	$20.07	50.5
Total Occupied		197,377	92.6%	$2,770,639	$14.04	100.0%
Vacant		15,800	7.4
Total		213,177	100.0%
(1)	Based on the underwritten rent roll dated May 14, 2024, inclusive of contractual rent steps through August 2025.
(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(3)	Harbor Freight has the option to terminate its lease starting in March 2028 with payment of a termination fee of 50% of the brokerage commission paid by the borrower sponsor for the lease. Harbor Freight also has a co-tenancy clause that requires 50% of The Plaza at Milford property to be open and operating or Harbor Freight’s rent will be reduced by 50%. If the co-tenancy is not satisfied for a period of 12 months, Harbor Freight has the option to terminate its lease.
(4)	Michaels has a co-tenancy clause that states that at least one of Harbor Freight or Aldi must be open for business or the Michaels rent will be reduced by 50%. If the co-tenancy is not satisfied for 12 months, Michaels has the option to terminate its lease.

The following table presents certain information relating to the lease rollover schedule at The Plaza at Milford property, based on the initial lease expiration dates:

Lease Rollover Schedule(1)(2)(3)
Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	U/W Base Rent	% of Total U/W Base Rent		U/W Base Rent $ per SF	# of Expiring Leases
2024 & MTM	0	0.0%	0.0%	$0	0.0%		$0.00	0
2025	23,306	10.9	10.9%	446,013	16.	1	$19.14	6
2026	11,502	5.4	16.3%	166,305	6.	0	$14.46	4
2027	42,589	20.0	36.3%	572,403	20.	7	$13.44	7
2028	17,775	8.3	44.6%	327,384	11.	8	$18.42	5
2029	26,687	12.5	57.2%	426,683	15.	4	$15.99	6
2030	1,937	0.9	58.1%	46,488	1.	7	$24.00	1
2031	6,400	3.0	61.1%	134,400	4.	9	$21.00	1
2032	10,800	5.1	66.1%	62,626	2.	3	$5.80	1
2033	56,381	26.4	92.6%	588,337	21.	2	$10.44	5
2034	0	0.0	92.6%	0	0.	0	$0.00	0
2035	0	0.0	92.6%	0	0.	0	$0.00	0
2036 & Thereafter	0	0.0	92.6%	0	0.	0	$0.00	0
Vacant	15,800	7.4	100.0%	NAP	NAP		NAP	NAP
Total / Wtd. Avg.	213,177	100.0%		$2,770,639	100.0%		$14.04	36
(1)	Based on the underwritten rent roll dated May 14, 2024, inclusive of contractual rent steps through August 2025.
(2)	Lease Rollover Schedule is based on the lease expiration dates of all direct leases in place.
(3)	Certain tenants may have lease termination options that are exercisable prior to the originally stated expiration date of the related lease and are not considered in the Lease Rollover Schedule.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

128

Retail – Anchored 678 North Dupont Boulevard Milford, DE 19963	Collateral Asset Summary – Loan No. 12 The Plaza at Milford	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$28,500,000 66.3% 1.31x 9.8%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at The Plaza at Milford property:

Cash Flow Analysis(1)
	2021	2022(2)	2023(2)	April 2024 TTM	U/W	U/W Per SF
Base Rent(1)	$2,226,924	$2,239,794	$2,482,478	$2,739,586	$2,735,907	$12.83
Credit Tenant Rent Steps	0	0	0	0	34,732	0.16
Gross Up Vacancy	0	0	0	0	290,400	1.36
Gross Potential Rent	$2,226,924	$2,239,794	$2,482,478	$2,739,586	$3,061,039	$14.36
Total Reimbursements	255,015	295,481	465,365	568,782	458,192	2.15
Other Income	56,117	80,378	152,347	125,436	138,891	0.65
Net Rental Income	$2,538,056	$2,615,653	$3,100,190	$3,433,803	$3,658,123	$17.16
Vacancy/Credit Loss	0	0	0	0	(290,400)	(1.36)
Effective Gross Income	$2,538,056	$2,615,653	$3,100,190	$3,433,803	$3,367,723	$15.80
Management Fee	76,142	78,470	93,006	103,014	101,032	0.47
Real Estate Taxes	196,853	202,100	220,199	219,633	204,676	0.96
Insurance	36,068	5,143	43,380	61,537	48,892	0.23
Other Expenses	186,731	285,643	184,753	155,330	214,650	1.01
Total Expenses	$495,794	$571,356	$541,338	$539,515	$569,250	$2.67
Net Operating Income	$2,042,261	$2,044,297	$2,558,852	$2,894,288	$2,798,473	$13.13
Capital Expenditures	0	0	0	0	31,977	0.15
TI/LC	0	0	0	0	50,542	0.24
Net Cash Flow	$2,042,261	$2,044,297	$2,558,852	$2,894,288	$2,715,955	$12.74

Occupancy	84.0%	97.0%	98.0%	NAV	90.5%
NCF DSCR	0.98x	0.98x	1.23x	1.39x	1.31x
NOI Debt Yield	7.2%	7.2%	9.0%	10.2%	9.8%
(1)	Based on the underwritten rent roll dated May 14, 2024.
(2)	The increase from 2022 NOI to 2023 NOI is due to five leases totaling 47,718 square feet and $536,955 in underwritten base rent being executed at The Plaza at Milford property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

129

Multifamily – Garden 2 Johnny Mercer Boulevard Savannah, GA 31410	Collateral Asset Summary – Loan No. 13 Viera at Whitemarsh	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$25,350,000 62.3% 1.32x 9.0%
Mortgage Loan Information		Property Information
Loan Seller:	GSMC	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition	Property Type - Subtype:	Multifamily – Garden
Borrower Sponsor(s):	Samantha Wells and David Iglewicz	Collateral:	Fee
Borrower(s):	Viera Lake City 208 LLC, Seattle House DE, LLC, Whitehouse-Starlett, LLC and OOJ Properties, LLC	Location:	Savannah, GA
Original Balance:	$25,350,000	Year Built / Renovated:	1984 / 2015
Cut-off Date Balance:	$25,350,000	Property Management:	Lake City, LLC
% by Initial UPB:	2.8%	Size:	208 Units
Interest Rate:	6.58200%	Appraised Value / Per Unit:	$40,700,000 / $195,673
Note Date:	July 12, 2024	Appraisal Date:	June 20, 2024
Original Term:	60 months	Occupancy:	100.0% (as of July 8, 2024)
Amortization:	Interest Only	UW Economic Occupancy:	94.6%
Original Amortization:	NAP	Underwritten NOI:	$2,293,049
Interest Only Period:	60 months	Underwritten NCF:	$2,241,049
First Payment Date:	September 6, 2024
Maturity Date:	August 6, 2029	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI:	$1,772,340 (TTM May 31, 2024)
Additional Debt Balance:	NAP	2023 NOI:	$1,768,429
Call Protection:	L(24),D(29),O(7)	2022 NOI:	$1,758,049
Lockbox / Cash Management:	None / None	2021 NOI:	$1,604,738

Reserves				Financial Information
	Initial	Monthly	Cap
Taxes:	$130,991	$32,748	NAP	Cut-off Date Loan Per Unit:	$121,875
Insurance:	$45,848	$22,924	NAP	Maturity Date Loan Per Unit:	$121,875
Replacement Reserves:	$0	$4,333	NAP	Cut-off Date LTV:	62.3%
				Maturity Date LTV:	62.3%
				UW NOI DY:	9.0%
				UW NCF DSCR:	1.32x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$25,350,000	62.5%	Purchase Price	$39,000,000	96.2%
Equity Contribution	15,202,517	37.5	Closing Costs(1)	1,375,678	3.4
			Upfront Reserves	176,839	0.4
Total Sources	$40,552,517	100.0%	Total Uses	$40,552,517	100.0%
(1)	Closing costs include a rate buydown fee of $507,000.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

130

Multifamily – Garden 2 Johnny Mercer Boulevard Savannah, GA 31410	Collateral Asset Summary – Loan No. 13 Viera at Whitemarsh	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$25,350,000 62.3% 1.32x 9.0%

The following table presents certain information relating to the unit mix at the Viera at Whitemarsh property, as provided by the appraisal:

Unit Mix(1)
Unit Mix/Type	No. Units	Percent of Total	Unit Size (SF)	NRA (SF)
1BD/1BA	23	11.1%	700	$16,100
1BD/1BA - Upgrade	17	8.2	700	$11,900
2BD/2BA	83	39.9	900	$74,700
2BD/2BA - Upgrade	61	29.3	900	$54,900
3BD/2BA	12	5.8	1,100	$13,200
3BD/2BA - Upgrade	12	5.8	1,100	$13,200
Total/Average	208	100.0%	885	$184,000
(1)	Source: Appraisal.

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Viera at Whitemarsh property:

Cash Flow Analysis
	2022	2023	TTM May 2024	U/W(2)	U/W Per Unit
Base Rent	$3,076,231	$3,516,190	$3,641,576	$3,716,893	$17,870
Other Revenue	182,637	209,025	239,517	239,215	1,150
Utility Reimbursement	32,641	27,875	40,784	40,784	196
(Vacancy/Credit Loss)	(174,239)	(257,060)	(325,769)	(231,852)	($1,115)
(Concessions)	(9,025)	(25,419)	(22,883)	(24,060)	(116)
Effective Gross Income	$3,108,244	$3,470,610	$3,573,225	$3,740,980	$17,985
Real Estate Taxes	306,916	532,017	528,346	411,275	1,977
Insurance	203,523	297,819	353,044	275,086	1,323
Utilities	43,300	46,016	53,141	53,141	255
Repairs & Maintenance	257,559	258,362	257,991	231,865	1,115
Payroll	327,651	333,003	347,823	240,000	1,154
Management Fee	91,998	101,468	102,387	93,525	450
Other Expenses(1)	119,249	133,495	158,153	143,040	688
Total Expenses	$1,350,195	$1,702,181	$1,800,885	$1,447,932	$6,961
Net Operating Income	$1,758,049	$1,768,429	$1,772,340	$2,293,049	$11,024
Replacement Reserves	0	0	0	52,000	250
Net Cash Flow	$1,758,049	$1,768,429	$1,772,340	$2,241,049	$10,774

Occupancy	96.2%	93.5%	91.9%	100.0%
NCF DSCR	1.04x	1.05x	1.05x	1.32x
NOI Debt Yield	6.9%	7.0%	7.0%	9.0%
(1)	Other Expenses include advertising, general, administrative and trash expenses.
(2)	The increase in U/W NOI from TTM May 2024 NOI is primarily driven by an increase in gross potential rent and decreases in tax expense, insurance expense and payroll expense.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

131

Retail – Super Regional Mall 500 Baybrook Mall Drive Friendswood, TX 77546	Collateral Asset Summary – Loan No. 14 Baybrook Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$25,000,000 56.0% 1.72x 13.7%
Mortgage Loan Information		Property Information
Loan Seller(s):	Barclays	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type - Subtype:	Retail – Super Regional Mall
Borrower Sponsor(s):	Brookfield Properties Retail Holding LLC and SMRF Baybrook Investor Member LLC	Collateral:	Fee
Borrower(s):	Baybrook Mall, LLC	Location:	Friendswood, TX
Original Balance(1):	$25,000,000	Year Built / Renovated:	1978 / 2016
Cut-off Date Balance(1):	$25,000,000	Property Management:	Brookfield Properties Retail Inc.
% by Initial UPB:	2.8%	Size(3):	540,986 SF
Interest Rate:	6.81600%	Appraised Value / Per SF:	$392,659,260 / $726
Note Date:	July 19, 2024	Appraisal Date:	June 4, 2024
Original Term:	60 months	Occupancy:	95.4% (as of June 30, 2024)
Amortization:	Amortizing Balloon	UW Economic Occupancy:	95.4%
Original Amortization:	360	Underwritten NOI:	$30,209,945
Interest Only Period:	None	Underwritten NCF:	$29,652,729
First Payment Date:	September 1, 2024
Maturity Date:	August 1, 2029	Historical NOI
Additional Debt Type(1):	Pari Passu	Most Recent NOI:	$29,848,392 (TTM May 31, 2024)
Additional Debt Balance(1):	$195,000,000	2023 NOI:	$29,919,970
Call Protection(2):	L(24),D(32),O(4)	2022 NOI:	$28,591,885
Lockbox / Cash Management:	Hard / Springing	2021 NOI:	$25,944,427

Reserves				Financial Information(1)
	Initial	Monthly	Cap	Cut-off Date Loan Per SF:	$407
Taxes:	$0	Springing	NAP	Maturity Date Loan Per SF:	$384
Insurance:	$0	Springing	NAP	Cut-off Date LTV	56.0%
Replacement Reserves:	$0	Springing	$270,493	Maturity Date LTV:	53.0%
TI/LC:	$0	Springing	$1,081,972	UW NOI DY:	13.7%
				UW NCF DSCR:	1.72x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan	$220,000,000	100.0%	Loan Payoff	$213,488,234	97.0%
			Return of Equity	$5,037,736	2.3
			Closing Costs	$1,474,030	0.7
Total Sources	$220,000,000	100.0%	Total Uses	$220,000,000	100.00%
(1)	The Cut-off Date Balance of $25,000,000 represents the non-controlling note A-5, being contributed by Barclays, and is part of a whole loan that is comprised of 11 pari passu notes with an aggregate original principal balance and Cut-off Date Balance of $220,000,000 (the “Baybrook Mall Whole Loan”). The Baybrook Mall Whole Loan was co-originated by Morgan Stanley Bank, N.A. (“MS”), Barclays and Societe Generale Financial Corporation (“SGFC”). The Financial Information in the chart above is based on the aggregate outstanding principal balance of the Baybrook Mall Whole Loan.
(2)	The lockout period will be at least 24 payment dates beginning with and including the first payment date on September 1, 2024. Defeasance of the Baybrook Mall Whole Loan in whole (but not in part) is permitted at any time following the earlier to occur of (i) January 19, 2027 or (ii) the date that is two years from the closing date of the securitization that includes the last pari passu note to be securitized. The assumed lockout period of 24 payments is based on the expected Benchmark 2024-V9 securitization trust closing date in August 2024. The actual lockout period may be longer. The Baybrook Mall Whole Loan may be partially prepaid at any time to cure a cash management period or a cash sweep period due to the Baybrook Mall Whole Loan's debt yield being less than 11.0% for a cash management period or 10.0% for a cash sweep period as of the end of any two consecutive quarters, provided that any prepayment prior to the payment date occurring in May 2029 will be subject to payment of a yield maintenance premium.
(3)	The Baybrook Mall property is the collateral portion of a larger mall containing 1,261,917 square feet.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

132

Retail – Super Regional Mall 500 Baybrook Mall Drive Friendswood, TX 77546	Collateral Asset Summary – Loan No. 14 Baybrook Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$25,000,000 56.0% 1.72x 13.7%

The table below summarizes the promissory notes that comprise the Baybrook Mall Whole Loan. The relationship between the holders of the Baybrook Mall Whole Loan will be governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans” and “—The Non-Serviced Pari Passu Whole Loans” in the Preliminary Prospectus.

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1(1)	$60,000,000	$60,000,000	MS	Yes
A-2(1)	28,000,000	28,000,000	MS	No
A-3(1)	10,000,000	10,000,000	MS	No
A-4(1)	10,000,000	10,000,000	MS	No
A-5	25,000,000	25,000,000	Benchmark 2024-V9	No
A-6(1)	18,000,000	18,000,000	Barclays or an affiliate	No
A-7(1)	8,000,000	8,000,000	Barclays or an affiliate	No
A-8(1)	5,000,000	5,000,000	Barclays or an affiliate	No
A-9(1)	30,000,000	30,000,000	SGFC	No
A-10(1)	16,000,000	16,000,000	SGFC	No
A-11(1)	10,000,000	10,000,000	SGFC	No
Whole Loan	$220,000,000	$220,000,000
(1)	Expected to be contributed to one or more future securitization transactions or may otherwise be transferred at any time.

The following table presents inline sales history at the Baybrook Mall property:

Tenant Sales PSF(1)
Tenant Type	2021 Sales	2021 Sales PSF	2022 Sales	2022 Sales PSF	2023 Sales	2023 Sales PSF	TTM 5/31/2024 Sales	TTM 5/31/2024 Sales PSF
Inline (<10,000 SF)	$189,773,031	$976	$203,360,206	$881	$203,295,153	$855	$206,637,422	$863
Occupancy Cost(2)	15.5%		14.4%		14.4%		14.2%
Inline (<10,000 SF Excluding Apple)	$148,088,487	$782	$156,222,056	$692	$164,350,170	$706	$168,012,667	$717
Occupancy Cost (Excluding Apple)(2)	19.5%		18.5%		17.6%		17.2%
(1)	Information is based on sales information provided by the borrower sponsor.
(2)	Occupancy Cost is based on the sum of underwritten base rent, percentage rent, overage rent and underwritten reimbursements.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

133

Retail – Super Regional Mall 500 Baybrook Mall Drive Friendswood, TX 77546	Collateral Asset Summary – Loan No. 14 Baybrook Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$25,000,000 56.0% 1.72x 13.7%

The following table presents certain information relating to the major tenants at the Baybrook Mall property:

Tenant Summary(1)
Tenant	Credit Rating (Moody’s/ S&P/Fitch)(2)	Net Rentable Area (SF)	% of Net Rentable Area	U/W Base Rent	U/W Base Rent Per SF	% of Total U/W Base Rent	Lease Expiration	Termination Option (Y/N)	Renewal Options
Anchor Tenants
JCPenney	NR/NR/NR	96,605	17.9%	$325,000	$3.36	1.3%	1/31/2026	N	6 x 5 years
Macy’s (non-collateral)	Ba2/BB+/BBB-	0	0.0%	$0	NAP	NAP	NAP	NAP	NAP
Dillard’s (non-collateral)	Baa3/BB+/ BBB-	0	0.0%	$0	NAP	NAP	NAP	NAP	NAP
Living Spaces (non-collateral)	NR / NR / NR	0	0.0%	$0	NAP	NAP	NAP	NAP	NAP
Subtotal/Wtd. Avg.		96,605	17.9%	$325,000	$3.36	1.3%

Major Tenants
Foot Locker(3)	Ba3/BB/NR	18,376	3.4%	$1,383,569	$75.29	5.7%	Various	N	None
Victoria’s Secret	B1/BB-/NR	14,115	2.6	904,630	$64.09	3.7	1/31/2032	N	None
H&M(4)	NR/BBB/NR	17,510	3.2	728,241	$41.59	3.0	1/31/2032	Y	2 x 3 years
American Eagle Outfitters	NR/NR/NR	6,723	1.2	721,311	$107.29	3.0	3/31/2032	Y	None
Zales Jewelers	NR/NR/NR	1,821	0.3	624,494	$342.94	2.6	6/30/2024	N	None
Helzberg Diamonds	NR/NR/NR	2,074	0.4	580,927	$280.10	2.4	5/31/2027	N	None
The Cheesecake Factory	NR/NR/NR	11,393	2.1	517,698	$45.44	2.1	1/31/2033	N	2 x 5 years
Sephora	NR/NR/NR	5,876	1.1	505,336	$86.00	2.1	1/31/2028	N	None
Finish Line	NR/NR/NR	9,000	1.7	479,970	$53.33	2.0	1/31/2028	N	None
Largest Tenants		86,888	16.1%	$6,446,176	$74.19	26.7%
Remaining Occupied		332,792	61.5%	$17,374,137	$52.21	72.0%
Total Occupied		516,285	95.4%	$24,145,313	$46.77	100.0%
Vacant		24,701	4.6%
Total		540,986	100.00%
(1)	Based on the underwritten rent roll dated June 30, 2024, inclusive of rent steps through July 19, 2025.
(2)	In certain instances, ratings provided are those of the parent company of the entity shown, whether or not the parent company guarantees the lease.
(3)	Foot Locker occupies two separate suites at the Baybrook Mall property. One suite, covering 13,936 square feet, has a lease expiration date of April 30, 2032 and the second suite, covering 4,440 square feet, has a lease expiration date of May 31, 2027.
(4)	H&M has the right to terminate its lease upon 365 days‘ notice if the tenant’s net sales fail to exceed $5,440,386 between January 1, 2026 through December 31, 2026, or $5,984,425 between January 1, 2028 through December 31, 2028. H&M is required to pay a termination fee equal to 50% of the then unamortized portion of its construction allowance. H&M’s sales for the TTM May 2024 period were $4,596,073.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

134

Retail – Super Regional Mall 500 Baybrook Mall Drive Friendswood, TX 77546	Collateral Asset Summary – Loan No. 14 Baybrook Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$25,000,000 56.0% 1.72x 13.7%

The following table presents certain information relating to the lease rollover schedule at the Baybrook Mall property:

Top Tenants by Total Sales(1)
Tenant Name	Tenant SF	2022 Sales	2021 Sales PSF	2023 Sales	2023 Sales PSF	TTM 5/31/2024 Sales	TTM 5/31/2024 Sales PSF	TTM 5/31/2024 Occupancy Cost(2)
Dillard’s(3)	299,681	$51,500,000	$172	$51,200,000	$171	$51,200,000	$171	0.2%
Macy’s(3)	254,000	$57,100,000	$225	$48,500,000	$191	$48,500,000	$191	0.2%
Apple	5,176	$47,138,150	$9,107	$38,944,983	$7,524	$38,624,755	$7,462	1.1%
Sephora	5,876	$9,194,514	$1,565	$12,049,893	$2,051	$12,789,992	$2,177	8.3%
Foot Locker(4)	18,376	$11,908,582	$648	$12,329,184	$671	$12,452,889	$678	14.3%
JC Penney	96,605	$11,700,000	$121	$11,300,000	$117	$11,300,000	$117	2.9%
Victoria’s Secret	14,115	$9,186,162	$651	$10,320,677	$731	$10,210,080	$723	15.7%
The Cheesecake Factory	11,393	$9,806,788	$861	$9,899,056	$869	$9,845,401	$864	5.8%
Forever 21	81,772	$7,596,815	$93	$6,230,995	$76	$6,496,805	$79	8.0%
H&M	17,510	$6,099,815	$348	$5,413,053	$309	$4,596,073	$262	17.0%
(1)	Based on sales information provided by the borrower sponsor.
(2)	Occupancy cost is based on the sum of underwritten base rent, percentage rent, overage rent and underwritten reimbursements.
(3)	Not part of the Baybrook Mall property collateral.
(4)	Includes 13,936 square feet of Foot Locker space and 4,440 square feet of Kids Foot Locker space.

The following table presents certain information relating to the lease rollover schedule at the Baybrook Mall property:

Lease Rollover Schedule(1)(2)
Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent		UW Base Rent $ per SF	# of Expiring Leases
Vacant	24,701	4.6%	4.6%	NAP	NA	P	NAP	NAP
MTM	5,896	1.1%	5.7%	$308,043	1.3%		$52.25	4
2024	8,611	1.6%	7.2%	1,005,321	4.2		$116.75	8
2025	21,559	4.0%	11.2%	1,816,951	7.5		$84.28	18
2026	240,690	44.5%	55.7%	4,458,740	18.5		$18.52	24
2027	43,312	8.0%	63.7%	4,177,820	17.3		$96.46	22
2028	54,663	10.1%	73.8%	3,321,909	13.8		$60.77	21
2029	42,280	7.8%	81.6%	2,640,420	10.9		$62.45	15
2030	11,461	2.1%	83.8%	833,557	3.5		$72.73	7
2031	1,208	0.2%	84.0%	214,791	0.9		$177.81	2
2032	54,798	10.1%	94.1%	3,511,886	14.5		$64.09	6
2033	28,476	5.3%	99.4%	1,645,052	6.8		$57.77	7
2034 & Beyond	3,331	0.6%	100.0%	210,822	0.9		$63.29	7
Total / Wtd. Avg.	540,986	100.0%		$24,145,313	100.0%		$46.77	141
(1)	Based on the underwritten rent roll dated June 30, 2024, inclusive of rent steps through July 19, 2025.
(2)	Certain tenants may have termination options that are exercisable prior to the originally stated expiration date of the subject lease and that are not considered in the Lease Rollover Schedule.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

135

Retail – Super Regional Mall 500 Baybrook Mall Drive Friendswood, TX 77546	Collateral Asset Summary – Loan No. 14 Baybrook Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$25,000,000 56.0% 1.72x 13.7%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Baybrook Mall property:

Cash Flow Analysis(1)
	2021	2022	2023	May 2024 TTM	U/W	U/W Per SF
UW Base Rent(2)	$18,604,963	$20,497,649	$22,763,176	$23,503,197	$24,145,313	$44.63
Overage Rent	$1,612,557	$2,715,675	$1,599,994	$1,503,731	$1,237,029	$2.29
Percent in Lieu	$3,194,193	$1,998,895	$1,216,952	$1,276,522	$808,724	$1.49
Specialty Leasing	$608,844	$547,014	$437,322	$381,278	$408,693	$0.76
Kiosk Leasing	$1,418,115	$1,615,242	$1,531,626	$1,529,970	$1,571,257	$2.90
Leasing Termination	$281,447	$150,373	$883,647	$0	$0	$0.00
Gross Potential Rent	$25,720,119	$27,524,849	$28,432,717	$28,194,698	$28,171,016	$52.07
Total Reimbursements	$10,638,392	$10,895,133	$11,417,589	$11,172,921	$11,141,965	$20.60
Net Rental Income	$36,358,511	$38,419,981	$39,850,306	$39,367,618	$39,312,981	$72.67
Other Income	$1,860,280	$2,119,328	$2,297,302	$2,301,138	$2,168,140	$4.01
Effective Gross Income	$38,218,791	$40,539,309	$42,147,608	$41,668,756	$41,481,121	$76.68
Taxes	$5,035,298	$4,702,799	$4,420,599	$4,217,902	$4,899,635	$9.06
Insurance	$323,413	$366,254	$541,679	$614,253	$687,119	$1.27
Utilities	$2,093,504	$1,628,772	$1,841,109	$1,843,143	$1,311,492	$2.42
Management Fee	$1,535,543	$1,390,038	$1,415,646	$1,381,937	$1,000,000	$1.85
Other Expenses	3,286,607	3,859,562	4,008,604	3,763,128	3,372,931	$6.23
Total Expenses	$12,274,364	$11,947,424	$12,227,638	$11,820,364	$11,271,177	$20.83
Net Operating Income	$25,944,427	$28,591,885	$29,919,970	$29,848,392	$30,209,945	$55.84
Capital Expenditures	$0	$0	$0	$0	$232,624	$0.43
TI/LC	$0	$0	$0	$0	$324,592	$0.60
Net Cash Flow	$25,944,427	$28,591,885	$29,919,970	$29,848,392	$29,652,729	$54.81

Occupancy (%)	97.9%	97.5%	99.3%	96.1%	95.4%
NCF DSCR(3)	1.50x	1.66x	1.74x	1.73x	1.72x
NOI Debt Yield(3)	11.8%	13.0%	13.6%	13.6%	13.7%
(1)	Based on the underwritten rent roll dated June 30, 2024.
(2)	Includes underwritten Rent Steps through July 19, 2025.
(3)	Based on the Baybrook Mall Whole Loan as of the Cut-off Date.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

136

Multifamily – Garden 4104 South 130th East Avenue Tulsa, OK 74134	Collateral Asset Summary – Loan No. 15 Union Point Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$25,000,000 71.6% 1.41x 9.6%
Mortgage Loan Information		Property Information
Loan Seller:	CREFI	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Multifamily - Garden
Borrower Sponsor(s):	Moshe Wechsler	Collateral:	Fee
Borrower(s):	Union Point Mazel LLC	Location:	Tulsa, OK
Original Balance:	$25,000,000	Year Built / Renovated:	1982 / 2022
Cut-off Date Balance:	$25,000,000	Property Management:	CYM Living, LLC
% by Initial UPB:	2.8%	Size:	400 Units
Interest Rate:	6.40000%	Appraised Value / Per Unit:	34,900,000 / $87,250
Note Date:	July 5, 2024	Appraisal Date:	March 28, 2024
Original Term:	60 months	Occupancy:	95.5% (as of April 24, 2024)
Amortization:	Interest Only	UW Economic Occupancy:	94.5%
Original Amortization:	NAP	Underwritten NOI:	$2,392,881
Interest Only Period:	60 months	Underwritten NCFs:	$2,291,181
First Payment Date:	August 6, 2024
Maturity Date:	July 6, 2029	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI:	$2,522,675 (TTM March 31, 2024)
Additional Debt Balance:	NAP	2023 NOI:	$2,436,325
Call Protection:	L(25),D(28),O(7)	2022 NOI(1):	NAV
Lockbox / Cash Management:	Springing / Springing	2021 NOI(1):	NAV

Reserves				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / Unit:	$62,500
Taxes:	$127,185	$14,132	NAP	Maturity Date Loan / Unit:	$62,500
Insurance:	$77,846	$25,949	NAP	Cut-off Date LTV:	71.6%
Replacement Reserves:	$0	$8,475	NAP	Maturity Date LTV:	71.6%
TI / LC:	$0	$0	NAP	UW NOI DY:	9.6%
Deferred Maintenance:	$130,563	$0	NAP	UW NCF DSCR:	1.41x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$25,000,000	100.0%	Loan Payoff	$21,888,606	87.6%
			Closing Costs(2)	1,790,369	7.2
			Borrower Sponsor Equity	985,431	3.9
			Upfront Reserves	335,594	1.3
Total Sources	$25,000,000	100.0%	Total Uses	$25,000,000	100.0%
(1)	2021 NOI and 2022 NOI information is not available because the Union Point Apartments property was renovated in 2022.
(2)	Closing Costs include a rate buydown fee of $1,000,000.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

137

Multifamily – Garden 4104 South 130th East Avenue Tulsa, OK 74134	Collateral Asset Summary – Loan No. 15 Union Point Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$25,000,000 71.6% 1.41x 9.6%

The following table presents certain information relating to the unit mix at the Union Point Apartments property:

Unit Mix(1)
Unit Type	# of Units	% of Total Units	Occupancy	Average Unit Size (Sq. Ft.)	Average Monthly Rent Per Unit	Average Monthly Market Rent Per Unit(2)
Studio	80	20.0%	100.0%	550	$626	$795
1 BR/1BA	240	60.0	93.3	750	$694	$870
2BR/2BA	80	20.0	97.5	950	$884	$970
Total / Wtd Avg.	400	100.0%	95.5%	750	$718	$875
(1)	Based on the underwritten rent roll dated April 25, 2024. Average Monthly Rent Per Unit is based on occupied units.
(2)	Source: Appraisal.

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Union Point Apartments property:

Cash Flow Analysis(1)
	2023	TTM 3/31/2024	U/W	U/W Per Unit
Base Rent	$3,478,237	$3,543,662	$3,292,560	$8,231
Potential Income from Vacant Units	0	0	190,320	$476
Gross Potential Rent	$3,478,237	$3,543,662	$3,482,880	$8,707
Other Income(2)	367,368	391,936	464,194	$1,160
Net Rental Income	$3,845,605	$3,935,598	$3,947,074	$9,868
Vacancy Residential	(191,303)	(166,552)	(190,320)	($476)
Effective Gross Income	$3,654,302	$3,769,046	$3,756,754	$9,392

Real Estate Taxes	161,505	161,505	169,580	$424
Insurance	178,188	205,607	296,558	$741
Management Fee	91,358	94,226	112,703	$282
Other Expenses(3)	786,927	785,032	785,032	$1,963
Total Expenses	$1,217,977	$1,246,371	$1,363,873	$3,410

Net Operating Income	$2,436,325	$2,522,675	$2,392,881	$5,982
Replacement Reserves	0	0	101,700	$254
Net Cash Flow	$2,436,325	$2,522,675	$2,291,181	$5,728

Occupancy	94.5%	95.3%	94.5%(4)
NCF DSCR	1.50x	1.56x	1.41x
NOI Debt Yield	9.7%	10.1%	9.6%
(1)	Historical financial information before 2023 is not available because the Union Point Apartments property was renovated in 2022.
(2)	Other Income includes water and sewer utility income, lease termination fees income, late rent charges, and other miscellaneous income.
(3)	Other Expenses include payroll and benefits, repairs and maintenance, utilities, advertising and marketing, and general and administrative expenses.
(4)	Represents economic occupancy.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-261764) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BMO Capital Markets Corp., Barclays Capital Inc., Academy Securities, Inc., CastleOak Securities, L.P., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

138